
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

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[X]  Preliminary Proxy Statement               [ ]  Confidential, For Use of the Commission
                                               Only
[ ]  Definitive Proxy Statement                   (as permitted by Rule 14a6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              HANOVER DIRECT, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

     1. Amount previously paid:

     2. Form, Schedule or Registration Statement No.:

     3. Filing Party:

     4. Date Filed:

--------------------------------------------------------------------------------
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                                                                PRELIMINARY COPY

                              HANOVER DIRECT, INC.
                          115 RIVER ROAD, BUILDING 10
                          EDGEWATER, NEW JERSEY 07020
                                 (201) 863-7300

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 2004

Dear Stockholders:

    We will hold the 2004 Annual Meeting of Stockholders of Hanover Direct, Inc., a Delaware corporation (the "Company"), at the Sheraton Suites on the Hudson, 500 Harbor Boulevard, Weehawken, New Jersey 07087 on Thursday, June 3, 2004 at 9:30 a.m., local time. The meeting's purpose is to:

    1. Elect 9 directors;

    2. Approve an amendment to the Company's Certificate of Incorporation to reduce the par value of each share of Common Stock from $0.66 2/3 per share to $0.01 per share and reclassify the outstanding shares of Common Stock into such lower par value shares;

    3. Approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Additional Preferred Stock (the "Additional Preferred Stock") which the Company would have authority to issue from 5,000,000 shares to 15,000,000 shares and make a corresponding change in the total number of shares of all classes of stock which the Company has authority to issue;

    4. Ratify and approve the adoption of the 2004 Stock Option Plan for Directors;

    5. Ratify and approve certain amendments to the 2002 Stock Option Plan for Directors as described in the accompanying Proxy Statement;

    6. Delegate to the Audit Committee of the Board of Directors authority to select the Company's independent auditors for the fiscal year ending December 25, 2004 from amongst established national audit firms; and

    7. Consider any other matters that are properly presented at the Annual Meeting of Stockholders and any adjournment.

    You may vote at the Annual Meeting of Stockholders if you were a stockholder of the Company's Common Stock or the Company's Series C Participating Preferred Stock at the close of business on Monday, April 19, 2004.

    Along with the attached Proxy Statement, we are also enclosing a copy of the Company's 2003 Annual Report to Stockholders, which includes our financial statements.

    All stockholders of record of voting stock are cordially invited to attend. Whether or not you expect to attend the Annual Meeting, please vote. Stockholders of record of the Company's Common Stock may vote their shares by completing and returning the enclosed proxy card or may vote via the Internet or by telephone. Instructions for shareholders of Common Stock to vote via the Internet or by telephone are in the enclosed proxy card. Your proxy is being solicited by the Board of Directors.

    In accordance with Delaware corporate law, the Company will make available for examination by any stockholder entitled to vote at the Annual Meeting, for any purpose germane to the Annual Meeting, during ordinary business hours, for at least 10 days prior to the Annual Meeting, at the offices of Hanover Direct, Inc., 115 River Road, Building 10, Edgewater, New Jersey 07020, a complete list of the stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order.

                     PLEASE VOTE -- YOUR VOTE IS IMPORTANT

                                          Charles E. Blue
                                          Secretary

[April 26], 2004

                                                                PRELIMINARY COPY

                              HANOVER DIRECT, INC.
                          115 RIVER ROAD, BUILDING 10
                          EDGEWATER, NEW JERSEY 07020
                                 (201) 863-7300

                 PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON JUNE 3, 2004

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

ANNUAL MEETING:                  June 3, 2004             Sheraton Suites on the Hudson
                                 9:30 a.m., local time    500 Harbor Boulevard
                                                          Weehawken, New Jersey 07087
RECORD DATE:                     Close of business on Monday, April 19, 2004.

                                 If you were a stockholder as of the record date of the Company's
SHARES ENTITLED TO VOTE:         Common Stock, par value $0.66 2/3 per share (the "Common Stock"), or the Company's Series C Participating Preferred Stock, par value
                                 $0.01 per share (the "Series C Preferred Stock" and, together with the Common Stock, the "Voting Stock"), you may vote at the Annual
                                 Meeting. Each share of Common Stock is entitled to one (1) vote.
                                 Each share of Series C Preferred Stock is entitled to one hundred
                                 (100) votes. On the record date, the Company had 220,173,633 shares of Common Stock outstanding (excluding treasury shares) and 564,819 shares of Series C Preferred Stock outstanding. As of the record date, Chelsey Direct, LLC, a Delaware limited liability company
                                 ("Chelsey"), beneficially owned 111,304,721 shares of Common Stock
                                 (approximately 51% of the outstanding Common Stock) and 564,819 shares of Series C Preferred Stock, collectively representing approximately 61% of the combined voting power of the Voting Stock.
                                 As of the record date, Regan Partners, L.P. ("Regan Partners"),
                                 Regan International Fund Limited and Basil P. Regan beneficially owned 38,821,683 shares of Common Stock (approximately 18% of the outstanding Common Stock).

MAILING DATE:                    On or about [April 26], 2004.

AGENDA:                          1. Elect 9 directors;

                                 2. Approve an amendment to the Company's Certificate of
                                 Incorporation to reduce the par value of each share of Common Stock from $0.66 2/3 per share to $0.01 per share and reclassify the outstanding shares of Common Stock into such lower par value shares;

                                 3. Approve an amendment to the Company's Certificate of
                                 Incorporation to increase the number of shares of Additional
                                    Preferred Stock which the Company would have authority to issue from 5,000,000 shares to 15,000,000 shares and make a
                                    corresponding change in the total number of shares of all classes of stock which the Company would have authority to issue;

                                 4. Ratify and approve the adoption of the 2004 Stock Option Plan for
                                    Directors;

                                 5. Ratify and approve certain amendments to the 2002 Stock Option
                                 Plan for Directors described in this Proxy Statement;

                                 6. Delegate to the Audit Committee of the Board of Directors
                                 authority to select the Company's independent auditors for the fiscal year ending December 25, 2004 from amongst established national audit firms; and

                                 7. Any other proper business.

VOTE REQUIRED:                   The affirmative vote of the holders of a plurality of the combined
PROPOSAL 1:                      voting power of all shares of Voting Stock voted at the Annual
ELECT 9 DIRECTORS                Meeting, whether in person or by proxy, whether by mail, Internet or telephone, and voting together as a single class, is required to elect directors. So, if you do not vote for a nominee, your vote will not count either for or against the nominee. Each share of
                                 Common Stock has one (1) vote and each share of Series C Preferred
                                 Stock has one hundred (100) votes.

                                 The affirmative vote of the holders of (a) a majority of the
PROPOSAL 2:  APPROVE AN          outstanding shares of Common Stock, voting separately as a single
AMENDMENT TO THE COMPANY'S       class, (b) at least two-thirds of the outstanding shares of Series C
CERTIFICATE OF INCORPORATION     Preferred Stock, voting separately as a class, and (c) the holders
THAT WOULD REDUCE THE PAR VALUE  of the majority of the combined voting power of the Voting Stock
OF EACH SHARE OF COMMON STOCK    outstanding, voting together as a single class, is required to
FROM $0.66 2/3 PER SHARE TO      approve Proposal 2. Abstentions and broker non-votes will have the
$0.01 PER SHARE                  same effect as if you voted against the proposal. Each share of
                                 Common Stock has one (1) vote and each share of Series C Preferred
                                 Stock has one hundred (100) votes.

                                        2
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

PROPOSAL 3:  APPROVE AN          The affirmative vote of the holders of (a) at least two-thirds of
AMENDMENT TO THE COMPANY'S       the outstanding shares of Series C Preferred Stock, voting
CERTIFICATE OF INCORPORATION     separately as a class, and (b) a majority of the combined voting
THAT WOULD INCREASE THE NUMBER   power of all shares of Voting Stock outstanding, voting together as
OF SHARES OF ADDITIONAL          single class, is required to approve Proposal 3. Abstentions and
PREFERRED STOCK WHICH THE        broker non-votes will have the same effect as if you voted against
COMPANY WOULD HAVE AUTHORITY TO  the proposal. Each share of Common Stock has one (1) vote and each
ISSUE AND MAKE A CORRESPONDING   share of Series C Preferred Stock has one hundred (100) votes.
CHANGE IN THE NUMBER OF SHARES
OF ALL CLASSES OF STOCK WHICH
THE COMPANY WOULD HAVE
AUTHORITY TO ISSUE

PROPOSAL 4:  RATIFY AND APPROVE  The affirmative vote of the holders of the majority of the combined
THE ADOPTION OF THE 2004 STOCK   voting power of the Voting Stock voted at the Annual Meeting,
OPTION PLAN FOR DIRECTORS        whether in person or by proxy, and whether by mail, Internet or telephone, is required to approve Proposal 4. Abstentions and broker non-votes will not have any effect on the proposal. Each share of
                                 Common Stock has one (1) vote and each share of Series C Preferred
                                 Stock has one hundred (100) votes.

PROPOSAL 5: RATIFY AND APPROVE   The affirmative vote of the holders of the majority of the combined
CERTAIN AMENDMENTS TO THE 2002   voting power of the Voting Stock voted at the Annual Meeting,
STOCK OPTION PLAN FOR DIRECTORS  whether in person or by proxy, and whether by mail, Internet or
AS DESCRIBED IN THIS PROXY       telephone, is required to approve Proposal 5. Abstentions and broker
STATEMENT                        non-votes will not have any effect on the proposal. Each share of
                                 Common Stock has one (1) vote and each share of Series C Preferred
                                 Stock has one hundred (100) votes.

PROPOSAL 6:  DELEGATE TO THE     The affirmative vote of the holders of the majority of the combined
AUDIT COMMITTEE OF THE BOARD OF  voting power of the Voting Stock voted at the Annual Meeting,
DIRECTORS AUTHORITY TO SELECT    whether in person or by proxy, and whether by mail, Internet or
THE COMPANY'S INDEPENDENT        telephone, is required to ratify the selection of auditors. So, if
AUDITORS FOR THE FISCAL YEAR     you abstain from voting, your vote will not count either for or
ENDING DECEMBER 25, 2004 FROM    against the proposal. Each share of Common Stock has one (1) vote
AMONGST ESTABLISHED NATIONAL     and each share of Series C Preferred Stock has one hundred (100)
AUDIT FIRMS                      votes.

                                        3
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

                                 In connection with the recapitalization of the Company described
VOTE ASSURED:                    below, Chelsey, Stuart Feldman (a principal of Chelsey Capital, LLC and a director of the Company), Regan Partners, Regan International
                                 Fund Limited and Basil P. Regan entered into a voting agreement providing that each of them will vote any shares of the Company beneficially owned by them or any entity affiliated with them (i) to effectuate the amendments to the Company's Certificate of
                                 Incorporation described in Proposals 2 and 3 and (ii) for their nominees to the Board of Directors described in Proposal 1. See
                                 "PROPOSAL 1 -- ELECTION OF DIRECTORS -- Introduction." As of the
                                 record date, Chelsey beneficially owned 111,304,721 shares of Common
                                 Stock (approximately 51% of the outstanding Common Stock) and
                                 564,819 shares of Series C Preferred Stock, collectively
                                 representing approximately 61% of the combined voting power of the
                                 Voting Stock. As of the record date, Regan Partners, Regan
                                 International Fund Limited and Basil P. Regan beneficially owned
                                 38,728,350 shares of Common Stock (approximately 18% of the outstanding Common Stock). Accordingly, the approval of Proposals 1,
                                 2 and 3 is assured. Furthermore, based upon the voting power of
                                 Chelsey described above, Chelsey alone will be able to control the outcome of all matters upon which it votes, including Proposals 4, 5 and 6.

                                 The Company's bylaws provide that the holders of a majority of the outstanding shares or of the voting power, as the case may be, shall constitute a quorum at a meeting of stockholders for the transaction of any business, unless the action to be taken at the meeting shall require a greater proportion. Therefore, shares representing a majority of the votes entitled to be cast by the holders of Common
                                 Stock and Series C Preferred Stock outstanding on the record date, voting together as a class, are required to be present in person or by proxy at the Annual Meeting in order to constitute a quorum to transact business with regard to each of the proposals. In addition,
QUORUM:                          shares representing at least two-thirds of the votes entitled to be cast by the holders of Series C Preferred Stock outstanding on the record date, voting separately as a class, must be present in person or by proxy at the Annual Meeting in order to constitute a quorum to transact business with regard to Proposals 2 and 3 and shares representing a majority of the votes entitled to be cast by the holders of Common Stock outstanding on the record date, voting separately as a class, must be present in person or by proxy at the
                                 Annual Meeting in order to constitute a quorum to transact business with regard to Proposal 2. Shares as to which holders abstain from voting as to a particular matter, and shares held in "street name"
                                 by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote those shares as to a particular matter (that is, broker non-votes), will be counted in determining whether there is a quorum of stockholders present at the
                                 Annual Meeting for all matters.

ABSTENTIONS                      Abstentions and broker non-votes will have no effect with respect to
AND BROKER NON-VOTES:            Proposals 1, 4, 5 and 6. Abstentions and broker non-votes, however, will have the effect of negative votes with respect to Proposals 2 and 3.


                                 Please vote; your vote is important. Prompt return of your proxy
PROXIES:                         will help reduce the costs of resolicitation. In addition, stockholders of record of the Company's Common Stock can simplify their voting and reduce the Company's costs by voting their shares of Common Stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate
                                 stockholders' identities, to allow stockholders of record of the
                                 Company's Common Stock to vote their shares, and to confirm that their instructions have been properly recorded. If your shares are held in the name of a bank or broker, the availability of Internet and telephone voting will depend on the policies of the bank or broker. Therefore, it is recommended that you follow the voting instructions on the form that you receive. If you do not choose to vote via the Internet or by telephone, please date, sign, and return the proxy card by mail.

                                 Unless you tell us on the proxy card to vote differently, the
                                 Company will vote signed returned proxies "for" the Board's nominees for directors, "for" the approval of the amendment to Certificate of
                                 Incorporation that would reduce the par value per share of the
                                 Company's Common Stock, "for" the approval of the amendment to
                                 Certificate of Incorporation that would increase the number of shares of Additional Preferred Stock which the Company would have authority to issue and increase the number of shares of all classes of stock which the Company would have authority to issue, "for" the ratification and approval of the adoption the 2004 Stock Option for
                                 Directors, "for" the ratification and approval of the amendments to the 2002 Stock Option Plan for Directors described herein and "for"
                                 the ratification of the delegation of authority to the Audit
                                 Committee to select the Company's independent auditors.

                                 If any nominee cannot or will not serve as a director, your proxy will vote in accordance with his or her best judgment. At the time the Company began printing this Proxy Statement, it did not know of any matters that needed to be acted upon at the Annual Meeting other than those discussed in this Proxy Statement. However, if any additional matters are presented to the Annual Meeting for action, your proxy will vote in accordance with his or her best judgment.

PROXIES SOLICITED BY:            The Board of Directors.

REVOKING YOUR PROXY:             You may revoke your proxy or your vote via the Internet or by telephone before it is voted at the meeting. You may revoke any of the above if you either:

                                 - deliver a signed, written revocation letter, dated later than your proxy, to: Charles E. Blue, Secretary, at Hanover Direct, Inc., 115
                                   River Road, Building 10, Edgewater, New Jersey 07020;

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

                                 - deliver another signed proxy, dated later than your proxy, to Mr.
                                 Blue, Secretary, at the address above, or vote again at a later date via the Internet or vote again at a later date by telephone; or

                                 - attend the Annual Meeting, inform Mr. Blue, Secretary, of your desire to vote in person or by another proxy, and then vote in person or by another proxy at the Annual Meeting. Please note that attending the Annual Meeting alone will not revoke your proxy or your vote via the Internet or by telephone.

                                 The Company will pay all costs, estimated at $50,000 in the
COST OF SOLICITATION:            aggregate, of soliciting proxies for the Annual Meeting. Although the Company is mailing these proxy materials, the Company's directors, officers and employees may also solicit proxies by telephone, telegram, facsimile, mail, e-mail or personal contact.
                                 Such persons will receive no additional compensation for such services, but the Company may reimburse them for reasonable out-of-pocket expenses. The Company will also furnish copies of solicitation materials to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of shares of
                                 Common Stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses. American Stock Transfer
                                 & Trust Company, the Company's transfer agent, is assisting us in the solicitation of proxies in connection with the Annual Meeting for no additional fee.

YOUR COMMENTS:                   Your comments about any aspects of the Company's business are welcome. You may use the space provided on the proxy card for this purpose, if desired. Although the Company may not respond on an individual basis, your comments help the Company to measure your satisfaction and it may benefit from your suggestions.

                        DIRECTORS AND EXECUTIVE OFFICERS

THE RECAPITALIZATION

     On November 30, 2003, the Company consummated the transactions contemplated by the Recapitalization Agreement, dated as of November 18, 2003, with Chelsey (the "Recapitalization Agreement") and recapitalized the Company, completed the reconstitution of the Board of Directors of the Company and settled certain outstanding litigation between the Company and Chelsey (the "Recapitalization"). Immediately prior to the consummation of the transactions contemplated by the Recapitalization Agreement, Chelsey was the holder of 29,446,888 shares of Common Stock of the Company, or approximately 21.3% of the Common Stock, and 1,622,111 shares of the Company's Series B Participating Preferred Stock, having a par value of $0.01 per share and ten votes per share (the "Series B Preferred Stock"), consisting of all of the issued and outstanding shares of preferred stock of the Company, and with its Common Stock collectively representing approximately 29.6% of the combined voting power of the Company's securities. Prior to the consummation of the Recapitalization, Regan Partners was the holder of 38,795,017 shares of Common Stock of the Company, or approximately 28.0% of the outstanding Common Stock.

     Pursuant to the Recapitalization Agreement, Chelsey exchanged all of the 1,622,111 shares of Series B Preferred Stock held by it for the issuance to it of 564,819 shares of newly-created Series C Preferred Stock and 81,857,833 additional shares of Common Stock. The shares of Series C Preferred Stock are entitled to vote with the shares of Common Stock on all matters on which the Common Stock votes and are entitled to one hundred (100) votes per share plus that number of votes as shall equal the dollar value of any accrued, unpaid and compounded dividends with respect to such shares. The Series C Preferred Stock is also entitled to vote as a class on any matter that would adversely affect such Series C Preferred Stock.

     The Board of Directors of the Company was reconstituted, simultaneously with the execution of the Recapitalization Agreement on November 18, 2003, so that the number of directors comprising the Board of Directors of the Company was fixed at eight, four of whom were designated by Chelsey. Upon the closing of the Recapitalization, the number of directors comprising the Board of Directors of the Company was fixed at nine, five of whom were designated by Chelsey. The Committees of the Board of Directors were also reconstituted, simultaneously with the execution of the Recapitalization Agreement on November 18, 2003, and again on the closing of the Recapitalization.

     Upon the issuance of the Series C Preferred Stock and the additional shares of Common Stock to Chelsey pursuant to the Recapitalization Agreement, Chelsey became the owner of 111,304,721 shares of Common Stock constituting approximately 51% of the outstanding Common Stock, and 564,819 shares of Series C Preferred Stock, constituting all of the outstanding shares of preferred stock and with its Common Stock collectively representing approximately 61% of the combined voting power of the Company. Regan Partners continued to be the holder of 38,728,350 shares of Common Stock of the Company, or approximately 18% of the outstanding Common Stock. Upon the reconstitution of the Board of Directors pursuant to the Recapitalization Agreement, Chelsey had the ability to designate a majority of the members of the Board of Directors and Regan had the ability to designate one member of the Board of Directors for a period of two years. The Recapitalization was a "change in control" of the Company.

     Pursuant to the Recapitalization Agreement, the Company, acting through its Board of Directors and in accordance with its charter and bylaws and applicable law, agreed to recommend the following amendments to its Certificate of Incorporation, which are the subject of Proposals 2 and 3 included in this Proxy Statement (the "Charter Amendments"), to effectuate the following: (i) a reduction in the par value per share of Common Stock from $0.66 2/3 per share to $0.01 per share and (ii) an increase by 10 million shares of the number of authorized shares of preferred stock of the Company, all of such shares to be issuable by the Board of Directors in one or more series. The Company has no current plans for the issuance of such shares of preferred stock. Pursuant to the Recapitalization Agreement, the Company, acting through its Board of Directors, also agreed to recommend an amendment to its Certificate of Incorporation to effect a reverse split of its Common Stock in a ratio of 10 for 1 a the first annual meeting of stockholders following the closing of the Recapitalization Agreement. On April 14, 2004, the Company and Chelsey agreed to postpone the recommendation of the reverse split to the Company's shareholders for one year.

     In connection with the Recapitalization, Chelsey, Stuart Feldman, Regan Partners and Basil Regan entered into a Voting Agreement dated as of November 30, 2003 (the "Voting Agreement") providing that each of them will vote any shares of the Company beneficially owned by them or any entity affiliated with them to effectuate the Recapitalization and the Charter Amendments and to elect the nominees to the Board of Directors of Chelsey and Regan Partners designated pursuant to the Recapitalization Agreement for a period of two years unless sooner terminated.

     Additional information about the Recapitalization is contained in the Company's Current Reports on Form 8-K, dated November 10, 2003, November 18, 2003 and November 30, 2003, which were filed with the Commission on November 10, 2003, November 19, 2003 and December 1, 2003, respectively, and in the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2003. See also "Certain Relationships and Related Transactions." All of the Company's filings, and exhibits thereto, may be inspected without charge at the public reference section of the Securities and Exchange Commission (the "Commission") at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material also may be obtained from the Commission at prescribed rates. The Commission also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of the Company's filings may be obtained from the Commission's website at http://www.sec.gov. Copies of the Company's filings may also be obtained from the offices of the American Stock Exchange at 20 Broad Street, New York, New York.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

  Directors

     Directors hold office until the next annual meeting or until their successors have been elected or until their earlier death, resignation, retirement, disqualification or removal as provided in the Company's Certificate of Incorporation and bylaws.

     The Board of Directors of the Company was reconstituted, simultaneously with the execution of the Recapitalization Agreement on November 18, 2003, so that the number of directors comprising the Board of Directors of the Company was fixed at eight, consisting of Martin Edelman, Wayne Garten, Stuart Feldman, William Wachtel, Basil Regan, Thomas Shull, David Brown and Robert Masson, four of whom (Messrs. Edelman, Garten, Feldman and Wachtel) were designated by Chelsey and one of whom was designated by Regan Partners (Basil Regan). Upon the closing of the Recapitalization, the number of directors comprising the Board of Directors of the Company was fixed at nine, five of whom were designated by Chelsey, including Donald Hecht who joined the Board on the closing of the Recapitalization as a designee of Chelsey, and one of whom was designated by Regan Partners. The Committees of the Board of Directors were also reconstituted, simultaneously with the execution of the Recapitalization Agreement on November 18, 2003, and again on the closing of the Recapitalization.

     The Corporate Governance Agreement, dated as of November 30, 2003, executed in connection with the Recapitalization Agreement provides that, for a period of two years from the closing of the Recapitalization, in the event that Messrs. Edelman, Garten, Feldman, Wachtel or Hecht or their respective successors are unable or unwilling to serve as a director or committee member for any reason, Chelsey will designate a director or committee member, as applicable, in place of such person. The Corporate Governance Agreement further provides that in the event Mr. Regan or his successor is unable or unwilling to serve as a director or committee member for any reason, Regan Partners will designate a director or committee member, as applicable, in place of such person. The Corporate Governance Agreement also provides that in the event that the Company's Chief Executive Officer, Mr. Shull, or his successor, is unable or unwilling to serve as a director for any reason, the Board of Directors will designate the Chief Executive Officer of the Company to serve on the Board of Directors in place of such person. In the event that Messrs. Brown or Masson or their respective successors are unable or unwilling to serve as a director or committee member for any reason, the Board of Directors (acting without the participation of Messrs. Wachtel and Feldman) will designate a director or committee member, as applicable, in place of such person. Notwithstanding the foregoing, any such substitute person not designated by the Board of Directors must be reasonably acceptable to the Board of Directors.

     With the exception of Martin Edelman who resigned from the Board of Directors effective February 15, 2004, the Board of Directors of the Company currently consists of the individuals named above plus Paul S. Goodman who was designated by Chelsey to fill the vacancy on the Board effective April 12, 2004 due to Mr. Edelman's resignation.

     Please see "PROPOSAL 1 -- Election of Directors" for the names, ages and business experience of each of the Company's directors and Mr. Goodman, each of whom has been nominated for election at the Annual Meeting.

  Executive Officers

     Pursuant to the Company's bylaws, its officers are chosen annually by the Board of Directors and hold office until their respective successors are chosen and qualified.

     On November 3, 2003, Charles E. Blue was appointed Chief Financial Officer of the Company effective November 11, 2003 replacing Edward M. Lambert as Chief Financial Officer effective on such date in connection with the Company's ongoing strategic business realignment program. Mr. Blue joined the Company in 1999 and had most recently served as Senior Vice President, Finance, a position eliminated by the strategic business realignment program. Mr. Lambert continued to serve as Executive Vice President of the Company until January 2, 2004. Also effective November 11, 2003, Brian C. Harriss was appointed Executive Vice President, Finance and Administration of the Company. Effective February 13, 2004, the position of Executive Vice President, Finance and Administration held by Brian C. Harriss was also eliminated in connection with the Company's ongoing strategic business realignment program. On such date, Mr. Blue was appointed to succeed Mr. Harriss as Secretary of the Company.

     Set forth below is certain information regarding the current executive officers of the Company:

THOMAS C. SHULL...........
  AGE 52 Thomas C. Shull has been Chairman of the Company's Board of Directors since January 10, 2002 and a member of the Board of Directors of the Company and President and Chief Executive Officer of the Company since December 5, 2000. In 1990, Mr. Shull co-founded Meridian Ventures, a venture management and turnaround firm presently based in Connecticut, and has served as chief executive officer since its inception. From 1997 to 1999, he served as President and Chief Executive Officer of Barneys New York, a leading luxury retailer, where he led them out of bankruptcy. From 1992 to 1994, Mr. Shull was Executive Vice President of R.H. Macy Company, Inc., where he was responsible for human resources, information technology, business development, strategic planning and merchandise distribution and led the merger negotiations with Federated Department Stores. Prior to that, he served as a consultant with McKinsey & Company and in the early 1980s as a member of the National Security Council Staff in the Reagan White House.

MICHAEL D. CONTINO........
  AGE 43 Executive Vice President and Chief Operating Officer since April 25, 2001. Senior Vice President and Chief Information Officer from December 1996 to April 25, 2001 and President of Keystone Internet Services, Inc. (now Keystone Internet Services, LLC) since November 2000. Mr. Contino joined the Company in 1995 as Director of Computer Operations and Telecommunications. Prior to 1995, Mr. Contino was the Senior Manager of IS Operations at New Hampton, Inc., a subsidiary of Spiegel, Inc.

WILLIAM C. KINGSFORD......
  AGE 57 Senior Vice President, Treasury and Control (Corporate Controller) since May 2003. Vice President and Corporate Controller from May 1997 to May 2003. Prior to May 1997, Mr. Kingsford was Vice President and Chief Internal Auditor at Melville Corporation. Mr. Kingsford filed a petition under Chapter 13 of the United States Bankruptcy Code during March 2001.

CHARLES E. BLUE...........
  AGE 43 Senior Vice President and Chief Financial Officer effective November 11, 2003 and Secretary effective February 13, 2004. Mr. Blue joined the Company in 1999 and had most recently served as the Company's Senior Vice President, Finance. Before joining the Company, he held the positions of Director of Planning and Treasury for Genesis Direct, Inc. and Director of Strategic Planning for The Copeland Companies.

STEVEN LIPNER.............
  AGE 55                   Vice President, Taxation since October 2000. Mr.
                           Lipner served as Director of Taxes from February 1984 to October 2000. Prior thereto, he served as Director of Taxes at Avnet, Inc. and held various positions in public accounting. He holds a license as a Certified Public Accountant in New York.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table shows salaries, bonuses, and long-term compensation paid during the last three years for the Chief Executive Officer and the Company's four (4) next most highly compensated executive officers who were serving as executive officers at the end of the Company's 2003 fiscal year.

                                                                                     LONG TERM COMPENSATION
                                                                               -----------------------------------
                                                                                       AWARDS              PAYOUTS
                                                                               -----------------------     -------
                                                                                            SECURITIES
                                      ANNUAL COMPENSATION                      RESTRICTED   UNDERLYING
         NAME AND                   ------------------------    OTHER ANNUAL     STOCK       OPTIONS/       LTIP      ALL OTHER
    PRINCIPAL POSITION       YEAR     SALARY        BONUS       COMPENSATION   AWARDS(S)       SARS        PAYOUTS   COMPENSATION
    ------------------       ----   ----------    ----------    ------------   ----------   ----------     -------   ------------
Thomas C. Shull(1).........  2003   $  915,588(2) $2,250,000(2)         --          --             --       None       $ 12,369(18)
President and Chief          2002   $  905,923(3) $1,327,500(3)   $165,000(10)      --             --       None       $  2,116(19)
Executive Officer            2001   $  900,000(4) $  600,000(4)   $180,000(10)      --        500,000(14)   None             --
Edward M. Lambert(1).......  2003   $1,046,923(5) $       --            --          --             --       None       $101,486(20)
Executive Vice President     2002   $  361,539    $  685,000(6)         --          --      1,000,000(15)   None       $142,570(21)
                             2001           --    $       --            --          --        300,000(17)   None             --
Brian C. Harriss(1)........  2003   $  357,902    $  168,500(7)         --          --             --       None       $ 12,164(22)
Executive Vice President,    2002   $  459,226    $  287,503(7)   $ 12,000(11)      --        600,000(15)   None       $ 10,001(23)
Finance and Administration   2001   $  335,192    $  375,000(7)   $ 12,000(11)      --             --       None       $  4,089(24)
and Secretary
Michael D. Contino(1)......  2003   $  393,698    $  193,500(8)         --          --             --       None       $151,282(25)
Executive Vice President     2002   $  382,270    $  565,988(8)   $  4,000(12)      --      1,000,000(15)   None       $  9,873(26)
and Chief Operating Officer  2001   $  317,115    $  350,000(8)   $ 12,000(12)      --             --       None       $  3,876(27)
Charles E. Blue(1).........  2003   $  231,096    $       --            --          --             --       None       $ 12,219(28)
Senior Vice President        2002   $  197,000    $  206,938(9)   $  4,000(13)      --        250,000(16)   None       $  9,873(29)
and Chief Financial Officer  2001   $  175,858    $   92,500(9)   $  8,733(13)      --             --       None       $  3,992(30)

---------------

 (1) Thomas C. Shull was named President and Chief Executive Officer and was elected to the Company's Board of Directors on December 5, 2000. On April 25, 2001, Brian C. Harriss became Executive Vice President and Chief Financial Officer of the Company and Michael D. Contino became Executive Vice President and Chief Operating Officer of the Company. Effective January 28, 2002, Mr. Harriss resigned as Executive Vice President and Chief Financial Officer of the Company. Effective January 28, 2002, Edward
     M. Lambert was appointed to succeed Brian C. Harriss as Executive Vice President and Chief Financial Officer of the Company and Mr. Harriss was appointed as Executive Advisor to the Chairman of the Company coincident with his resignation as Executive Vice President and Chief Financial Officer of the Company. Effective December 2, 2002, Mr. Harriss was appointed Executive Vice President, Human Resources and Legal and Secretary of the Company. Effective November 11, 2003, Charles E. Blue was appointed Senior Vice President and Chief Financial Officer of the Company replacing Edward M. Lambert as Chief Financial Officer effective on such date in connection with the Company's strategic business realignment program. Mr. Lambert continued to serve as an Executive Vice President of the Company until January 2, 2004. Also effective November 11, 2003, Brian C. Harriss was appointed Executive Vice President, Finance and Administration. Effective February 13, 2004, Mr. Harriss resigned from all positions held with the Company as part of the Company's strategic business realignment program and Mr. Blue was appointed to succeed Mr. Harriss as Secretary of the Company.

 (2) $915,588 of salary, a $450,000 stay bonus and a $1,350,000 change of control payment was paid to Mr. Shull under an Employment Agreement between Mr. Shull and the Company, dated as of

     September 1, 2002, as amended by Amendment No. 1 thereto dated as of September 1, 2002, Amendment No. 2 thereto dated as of June 23, 2003, and Amendment No. 3 thereto dated as of August 3, 2003 (as amended, the "2002 Employment Agreement"), pursuant to which Mr. Shull is employed by the Company as its President and Chief Executive Officer. An additional $450,000 transaction bonus was paid to Mr. Shull under the Shull Transaction Bonus Letter (as defined below).

 (3) $276,923 of salary and a $450,000 stay bonus was paid to Mr. Shull under the 2002 Employment Agreement between Mr. Shull and the Company. Includes a $877,500 performance bonus for 2002 paid in 2003 under the 2002 Employment Agreement. The remaining $629,000 of salary and bonus was paid to Meridian Ventures, LLC, a limited liability company controlled by Mr. Shull ("Meridian"), in consideration for providing the services of Mr. Shull pursuant to the provisions of a Services Agreement, dated as of December 5, 2000 (the "December 2000 Services Agreement"), a Services Agreement, dated as of August 1, 2001 (the "August 2001 Services Agreement"), or a Services Agreement, dated as of December 14, 2001, as amended effective April 2, 2002 (the "December 2001 Services Agreement" and, together with the December 2000 Services Agreement and the August 2001 Services Agreement, the "Services Agreements"), each among Meridian, the Company and Mr. Shull. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

 (4) Paid to Meridian Ventures, LLC under the Services Agreements.

 (5) $406,923 of salary and $640,000 of severance was paid to Mr. Lambert in connection with a severance agreement with the Company dated November 4, 2003.

 (6) Includes the following payments made by the Company to Mr. Lambert: for fiscal 2002, a $200,000 performance bonus and a $100,000 stay bonus paid in 2002 and a $385,000 performance bonus paid in 2003.

 (7) Includes the following payments made by the Company to Mr. Harriss: for fiscal 2003, a $168,500 transaction bonus, for fiscal 2002, a $287,503 2002 performance bonus paid in 2003; and for fiscal 2001, a $375,000 2001 performance bonus paid in 2002.

 (8) Includes the following payments made by the Company to Mr. Contino: for fiscal 2003, a $193,500 transaction bonus, for fiscal 2002, a $565,988 2002 performance bonus paid in 2003; and for fiscal year 2001, a $350,000 2001 performance bonus paid in 2002.

 (9) Includes the following payments made by the Company to Mr. Blue: for fiscal 2002, a $206,938 performance bonus for 2002 paid in 2003; and for fiscal 2001, a $92,500 performance bonus for 2001 paid in 2002.

(10) Paid to Meridian pursuant to the Services Agreements, and is deemed to cover Meridian's over-head (including legal and accounting), health care costs, payroll costs, and other expenses relating to Mr. Shull. See "Employment Contracts, Termination of Employment and Change in Control Arrangements."

(11) Includes the following payments made by the Company on behalf of Mr.
     Harriss: $12,000 in car allowance and related benefits in 2002; and $12,000 in car allowance and related benefits in 2001.

(12) Includes the following payments made by the Company on behalf of Mr.
     Contino: $4,000 in car allowance and related benefits in 2002; and $12,000 in car allowance and related benefits in 2001.

(13) Includes the following payments made by the Company on behalf of Mr. Blue:
     $4,000 in car allowance and related benefits in 2002; and $8,733 in car allowance and related benefits in 2001.

(14) Granted pursuant to the December 2001 Services Agreement and allocated to Mr. Shull. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(15) Issued by the Company pursuant to the Company's 2000 Management Stock Option Plan. See "Report of the Stock Option and Executive Compensation Committee on Executive Compensation -- 2000 Management Stock Option Plan." Options to purchase 100,000 shares issued to Mr. Harriss during 2000 were forfeited during 2002 following his resignation as Executive Vice President and Chief Financial Officer of the Company effective January 28, 2002.

(16) Issued by the Company pursuant to the Company's 2000 Management Stock Option Plan.

(17) Granted pursuant to the December 2001 Services Agreement under the Company's 2000 Management Stock Option Plan and allocated to Mr. Lambert. See "Report of the Stock Option and Executive Compensation Committee on Executive Compensation -- 2000 Management Stock Option Plan."

(18) Includes the following payments made by the Company on behalf of Mr. Shull in 2003: $276 in group term life insurance premiums; $40 in accidental death and disability insurance premiums; $162 in core life insurance premiums; $205 in dental insurance premiums; $158 in long-term disability premiums; $8,195 in health care insurance premiums; and $3,333 in matching contributions under the Company's 401(k) Savings Plan.

(19) Includes the following payments made by the Company on behalf of Mr. Shull in 2002: $85 in group term life insurance premiums; $12 in accidental death and disability insurance premiums; $50 in core life insurance premiums; $44 in dental insurance premiums; $49 in long-term disability premiums; and $1,876 in health care insurance premiums.

(20) Includes the following payments made by the Company on behalf of Mr. Lambert in 2003: $125 in group term life insurance premiums; $40 in accidental death and disability insurance premiums; $162 in core life insurance premiums; $205 in dental insurance premiums; $158 in long-term disability premiums; $8,195 in health care insurance premiums; $3,333 in matching contributions under the Company's 401(k) Savings Plan; and $89,268 in a gross-up for income tax purposes of travel expenses.

(21) Includes the following payments made by the Company on behalf of Mr. Lambert in 2002: $79 in group term life insurance premiums; $26 in accidental death and disability insurance premiums; $106 in core life insurance premiums; $44 in dental insurance premiums; $191 in long-term disability premiums; $1,876 in health care insurance premiums; $3,333 in matching contributions under the Company's 401(k) Savings Plan; and $136,915 in a gross-up for income tax purposes of travel expenses.

(22) Includes the following payments made by the Company on behalf of Mr. Harriss in 2003: $287 in group term life insurance premiums; $40 in accidental death and disability insurance premiums; $162 in core life insurance premiums; $159 in long-term disability premiums; $8,195 in health care insurance premiums; and $3,321 in matching contributions under the Company's 401(k) Savings Plan.

(23) Includes the following payments made by the Company on behalf of Mr. Harriss in 2002: $276 in group term life insurance premiums; $40 in accidental death and disability insurance premiums; $162 in core life insurance premiums; $38 in dental insurance premiums; $561 in long-term disability premiums; $5,589 in health care insurance premiums; $3,333 in matching contributions under the Company's 401(k) Savings Plan; and $2 in vision plan premiums.

(24) Includes the following payments made by the Company on behalf of Mr. Harriss in 2001: $2,833 in matching contributions under the Company's 401(k) Savings Plan; $770 in long-term disability premiums; $439 in term life insurance premiums; and $40 of accidental death insurance premiums.

(25) Includes the following payments made by the Company on behalf of Mr. Contino in 2003: $125 in group term life insurance premiums; $40 in accidental death and disability insurance premiums; $162 in core life insurance premiums; $205 in dental insurance premiums; $159 in long-term disability premiums;

     $8,195 in health care insurance premiums; and $3,333 in matching contributions under the Company's 401(k) Savings Plan. Also includes forgiveness of a $75,000 non-interest-bearing loan made by the Company to Mr. Contino in January 1998. The loan was forgiven in full in accordance with its terms during January 2003. In addition to the loan forgiveness, the Company paid all applicable withholding taxes totaling $64,063.

(26) Includes the following payments made by the Company on behalf of Mr. Contino in 2002: $120 in group term life insurance premiums; $40 in accidental death and disability insurance premiums; $162 in core life insurance premiums; $143 in dental insurance premiums; $484 in long-term disability premiums; $5,589 in health care insurance premiums; $3,333 in matching contributions under the Company's 401(k) Savings Plan; and $2 in vision plan premiums.

(27) Includes the following payments made by the Company on behalf of Mr. Contino in 2001: $2,833 in matching contributions under the Company's 401(k) Savings Plan; $722 in long-term disability premiums; $281 in term life insurance premiums; and $40 of accidental death insurance premiums.

(28) Includes the following payments made by the Company on behalf of Mr. Blue in 2003: $125 in group term life insurance premiums; $40 in accidental death and disability insurance premiums; $162 in core life insurance premiums; $205 in dental insurance premiums; $159 in long-term disability premiums; $8,195 in health care insurance premiums; and $3,333 in matching contributions under the Company's 401(k) Savings Plan.

(29) Includes the following payments made by the Company on behalf of Mr. Blue in 2002: $120 in group term life insurance premiums; $40 in accidental death and disability insurance premiums; $162 in core life insurance premiums; $143 in dental insurance premiums; $285 in long-term disability premiums; $6,195 in health care insurance premiums; $3,265 in matching contributions under the Company's 401(k) Savings Plan; and $2 in vision plan premiums.

(30) Includes the following payments made by the Company on behalf of Mr. Blue in 2001: $116 in group term life insurance premiums; $2,345 in matching contributions under the Company's 401(k) Savings Plan; $403 in long-term disability premiums; $162 in term life insurance premiums; and $40 of accidental death insurance premiums.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     The following table contains information concerning options and stock appreciation rights ("SARs") granted to the Chief Executive Officer and the Company's four (4) next most highly compensated executive officers who were serving as executive officers at the end of the Company's 2003 fiscal year. There were no SARs granted during fiscal 2003 to the Chief Executive Officer or the Company's four (4) next most highly compensated executive officers who were serving as executive officers at the end of the Company's 2003 fiscal year.

                        OPTION/SAR GRANTS IN FISCAL 2003

                                                      INDIVIDUAL GRANTS
                         ----------------------------------------------------------------------------
                         NUMBER OF                                                                      GRANT DATE
                         SECURITIES    PERCENTAGE OF                                                      VALUE
                         UNDERLYING    TOTAL OPTIONS/                                                   ----------
                          OPTIONS/      SARS GRANTED     EXERCISE   MARKET PRICE                        GRANT DATE
                            SARS      TO EMPLOYEES IN    OR BASE     ON DATE OF                          PRESENT
         NAME             GRANTED     FISCAL YEAR 2003    PRICE        GRANT        EXPIRATION DATE      VALUE($)
         ----            ----------   ----------------   --------   ------------    ---------------     ----------
Thomas C. Shull........     --            --               --          --                  --              --
Edward M. Lambert......     --            --               --          --                  --              --
Brian C. Harriss.......     --            --               --          --                  --              --
Michael D. Contino.....     --            --               --          --                  --              --
Charles E Blue.........     --            --               --          --                  --              --

     The following table contains information concerning the fiscal 2003 year-end values of all options and SARs granted to the Chief Executive Officer and the Company's four (4) next most highly compensated executive officers who were serving as executive officers at the end of the Company's 2003 fiscal year. No SARs have been granted to the Chief Executive Officer or the Company's four
(4) next most highly compensated executive officers who were serving as executive officers at the end of the Company's 2003 fiscal year.

              AGGREGATED OPTION/SAR EXERCISES IN 2003 FISCAL YEAR
                    AND DECEMBER 27, 2003 OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED        IN-THE-MONEY
                                                               OPTIONS/SARS AT         OPTIONS/SARS AT
                                                              DECEMBER 27, 2003       DECEMBER 27, 2003
                                                           -----------------------   --------------------
                           SHARES ACQUIRED      VALUE           EXERCISABLE/             EXERCISABLE/
          NAME             ON EXERCISE(#)    REALIZED($)        UNEXERCISABLE           UNEXERCISABLE
          ----             ---------------   -----------   -----------------------   --------------------
Thomas C. Shull..........       None            None       3,200,000 options(1)             $0/$0
                                                           100% exercisable
Edward M. Lambert........       None            None       1,300,000 options(1)(2)          $0/$0
                                                           100% exercisable
Brian C. Harriss.........       None            None       600,000 options(2) none          $0/$0
                                                           100% exercisable
Michael D. Contino.......       None            None       1,450,000 options(2)             $0/$0
                                                           100% exercisable
Charles E. Blue..........       None            None       294,000 options                  $0/$0
                                                           100% exercisable

---------------

(1) 2,700,000 options were awarded to Mr. Shull under the December 2000 Services Agreement. All of such options were exercisable on December 28, 2002 and expire on March 31, 2006. 500,000 options were awarded to Mr. Shull, and 300,000 options were awarded to Mr. Lambert, under the December 2001 Services Agreement. Mr. Lambert's options are exercisable on March 31, 2003 and expire on March 31, 2006, while Mr. Shull's options are exercisable on March 31, 2003, are not saleable until September 30, 2004 and expire on March 31, 2006.

(2) 200,000 options for Mr. Contino represent options granted pursuant to the 1996 Stock Option Plan. Under this plan, these options become exercisable after three years and expire after six years from the date of grant. Additionally, 600,000 options for Mr. Harriss, 1,150,000 options for Mr. Contino, 1,000,000 options for Mr. Lambert, and 235,117 options for Mr. Blue represent options granted pursuant to the 2000 Management Stock Option Plan. Under this plan, Mr. Harriss' and Mr. Contino's options become exercisable after four years and expire after ten years from the date of grant; Mr. Lambert's options became fully vested on January 2, 2004. An additional 100,000 options for Mr. Contino represent options granted effective November 3, 1999. These options became fully exercisable after four years.

EQUITY COMPENSATION PLAN INFORMATION TABLE

     The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of December 27, 2003:

                                              (A)                    (B)                        (C)
                                      --------------------   --------------------   ----------------------------
                                           NUMBER OF                                    NUMBER OF SECURITIES
                                        SECURITIES TO BE                              REMAINING AVAILABLE FOR
                                          ISSUED UPON          WEIGHTED-AVERAGE     FUTURE ISSUANCE UNDER EQUITY
                                          EXERCISE OF         EXERCISE PRICE OF          COMPENSATION PLANS
                                      OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
           PLAN CATEGORY              WARRANTS AND RIGHTS    WARRANTS AND RIGHTS      REFLECTED IN COLUMN(A))
           -------------              --------------------   --------------------   ----------------------------
Equity compensation plans approved
  by security holders...............       11,551,446               $0.70                    16,648,554
Equity compensation plans not
  approved by security holders......        2,700,000                0.25                     2,700,000
                                           ----------                                        ----------
Total...............................       14,251,446               $0.62                    19,348,554
                                           ==========               =====                    ==========

LONG-TERM INCENTIVE PLANS

     No awards under long-term incentive plans were granted in fiscal 2003 to the Chief Executive Officer or the Company's four (4) next most highly compensated executive officers who were serving as executive officers at the end of the Company's 2003 fiscal year.

DEFINED BENEFIT OR ACTUARIAL PLANS

     The Company has no defined benefit or actuarial plans under which benefits are determined primarily by final compensation (or average final compensation) and years of service.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     Shull Employment Agreement. Effective December 5, 2000, Thomas C. Shull, Meridian Ventures, LLC, a limited liability company controlled by Mr. Shull ("Meridian"), and the Company entered into a Services Agreement (the "December 2000 Services Agreement"). The December 2000 Services Agreement was replaced by a subsequent services agreement, dated as of August 1, 2001 (the "August 2001 Services Agreement"), among Mr. Shull, Meridian and the Company, and a Services Agreement, dated as of December 14, 2001 (the "2001 Services Agreement"), among Mr. Shull, Meridian, and the Company. The 2001 Services Agreement was replaced effective September 1, 2002 by an Employment Agreement between Mr. Shull and the Company, dated as of September 1, 2002, as amended by Amendment No. 1 thereto, dated as of September 1, 2002, Amendment No. 2 thereto, dated as of June 23, 2003, and Amendment No. 3 thereto, dated as of August 3, 2003 (as amended, the "2002 Employment Agreement"), pursuant to which Mr. Shull is employed by the Company as its President and Chief Executive Officer, as described below. The term of the 2002 Employment Agreement began on September 1, 2002 and will terminate on March 31, 2006 (the "2002 Employment Agreement Term").

     Under the 2002 Employment Agreement, Mr. Shull is to receive from the Company base compensation equal to $855,000 per annum, payable at the rate of $71,250 per month, subject to certain exceptions described in the 2002 Employment Agreement ("Base Compensation"). Mr. Shull is to be provided with participation in the Company's employee benefit plans, including but not limited to the Company's Key Executive Eighteen Month Compensation Continuation Plan (the "Change of Control Plan") and its transaction bonus program.

The Company is also to reimburse Mr. Shull for his reasonable out-of-pocket expenses incurred in connection with his employment by the Company.

     Under the 2002 Employment Agreement, the Company paid the remaining unpaid $300,000 of Mr. Shull's fiscal 2001 bonus under the Company's 2001 Management Incentive Plan in December 2002. Mr. Shull also received the same bonus amount for fiscal 2002 under the Company's 2002 Management Incentive Plan as all other Level 8 participants (as defined in such plan) received under such plan for such period, subject to all of the terms and conditions applicable generally to Level 8 participants thereunder. Mr. Shull earned an annual bonus for fiscal 2003 under the Company's 2003 Management Incentive Plan consistent with bonuses awarded to other senior executives under such plan. Mr. Shull shall earn an annual bonus for fiscal 2004 under such plan as the Company's Compensation Committee may approve in a manner consistent with bonuses awarded to other senior executives under such plan.

     Under the 2002 Employment Agreement, the Company made two installment payments in September and November 2002 to satisfy the obligation of $450,000 to Mr. Shull previously due to be paid to Meridian on June 30, 2002. In addition, the Company agreed to make two equal lump sum cash payments of $225,000 each to Mr. Shull on March 31, 2003 and September 30, 2004, provided the 2002 Employment Agreement has not terminated due to Willful Misconduct (as defined in the 2002 Employment Agreement) or material breach thereof by Mr. Shull, or Mr. Shull's death or permanent disability. Such payments were to be made notwithstanding any other termination of the Employment Agreement on or prior to such date or as a result of another event constituting a Change of Control. The March 31, 2003 payment was made on or prior to such date. The Recapitalization constituted a "change of control" under the 2002 Employment Agreement and Mr. Shull received a payment in the amount of $225,000 in December 2003 under the terms of the 2002 Employment Agreement, representing an acceleration of the cash payment due in September 2004.

     Under the 2002 Employment Agreement, upon the closing of any transaction which constitutes a "change of control" thereunder, provided that Mr. Shull is then employed by the Company, the Company will be required to make a lump sum cash payment to Mr. Shull on the date of such closing pursuant to the Change of Control Plan, the Company's transaction bonus program and the Company's Management Incentive Plan for the applicable fiscal year. Any such lump sum payment would be in lieu of (i) any cash payment under the 2002 Employment Agreement as a result of a termination thereof upon the first day after the acquisition of the Company (whether by merger or the acquisition of all of its outstanding capital stock) or the tenth day after the sale or any series of sales since April 27, 2001 involving an aggregate of 50% or more of the market value of the Company's assets (for this purpose under the 2002 Employment Agreement, such 50% amount shall be deemed to be $107.6 million), and (ii) the aggregate amount of Base Compensation to which Mr. Shull would have otherwise been entitled through the end of the 2002 Employment Agreement Term. The Recapitalization constituted a "change of control" under the 2002 Employment Agreement and Mr. Shull received payments on December 5, 2003 and December 12, 2003 in the aggregate amount of $1,575,000 under the terms of the 2002 Employment Agreement, representing a $1,350,000 change of control payment and the acceleration of a $225,000 cash payment due in September 2004. These amounts were recorded as compensation to Mr. Shull. Mr. Shull will not be entitled to any additional change of control payments under the 2002 Employment Agreement relating to the Recapitalization transaction.

     Under the 2002 Employment Agreement, additional amounts are payable to Mr. Shull by the Company under certain circumstances upon the termination of the 2002 Employment Agreement. If the termination is on account of the expiration of the 2002 Employment Agreement Term, Mr. Shull shall be entitled to receive such amount of bonus as may be payable pursuant to the Company's applicable bonus plan as well as employee benefits such as accrued vacation and insurance in accordance with the Company's customary practice. If the termination is on account of the Company's material breach of the 2002 Employment Agreement or the Company's termination of the 2002 Employment Agreement where there has been no Willful Misconduct (as defined in the 2002 Employment Agreement) or material breach thereof by Mr. Shull, Mr. Shull shall be entitled to receive (i) a lump sum payment equal to the aggregate amount of Base Compensation to which he would have otherwise been entitled through the end of the 2002 Employment Agreement Term (not to exceed 18 months of such Base Compensation), plus (ii) such additional amount, if any, in severance pay which, when combined with the amount payable pursuant to clause
(i) equals 18 months of Base Compensation and such amount of bonus as may be payable pursuant to the Company's 2002 Management Incentive Plan or other bonus plan, as applicable (based upon the termination date and the terms and conditions of the applicable bonus plan), as described in paragraph 4(b), as well as employee benefits such as accrued vacation and insurance in accordance with the Company's customary practice. If the termination is on account of the acquisition of the Company (whether by merger or the acquisition of all of its outstanding capital stock) or the sale or any series of sales since April 27, 2001 involving an aggregate of 50% or more of the market value of the Company's assets (for this purpose under the 2002 Employment Agreement, such 50% amount shall be deemed to be $107.6 million) and the amount realized in the transaction is less than $0.50 per common share (or the equivalent of $0.50 per common share), and if and only if the Change of Control Plan shall not then be in effect, Mr. Shull shall be entitled to receive a lump sum payment equal to the aggregate amount of Base Compensation to which he would have otherwise been entitled through the end of the 2002 Employment Agreement Term. If the termination is on account of the acquisition of the Company (whether by merger or the acquisition of all of its outstanding capital stock) or the sale or any series of sales since April 27, 2001 involving an aggregate of 50% or more of the market value of the Company's assets (for this purpose under the 2002 Employment Agreement, such 50% amount shall be deemed to be $107.6 million) and the amount realized in the transaction equals or exceeds $0.50 per common share (or the equivalent of $0.50 per common share), and if and only if the Change of Control Plan shall not then be in effect, Mr. Shull shall be entitled to receive a lump sum payment equal to the greater of the Base Compensation to which he would have otherwise been entitled through the end of the 2002 Employment Agreement Term or $1,000,000. If the termination is on account of an acquisition or sale of the Company (whether by merger or the acquisition of all of its outstanding capital stock) or the sale or any series of sales since April 27, 2001 involving an aggregate of 50% or more of the market value of the Company's assets (for this purpose under the 2002 Employment Agreement, such 50% amount shall be deemed to be $107.6 million) and the Change of Control Plan shall then be in effect, Mr. Shull shall only be entitled to receive his benefit under the Change of Control Plan. The Recapitalization transaction was deemed a "change of control" for purposes of the 2002 Employment Agreement and the Change of Control Plan. The Company was permitted to make any payments thereunder on the closing of the Recapitalization. Mr. Shull received payments on December 5, 2003 and December 12, 2003 in the aggregate amount of $1,575,000 under the terms of the 2002 Employment Agreement, representing a $1,350,000 change of control payment and the acceleration of a $225,000 cash payment due in September 2004. Mr. Shull will not be entitled to any additional change of control payments under the 2002 Employment Agreement relating to the Recapitalization transaction.

     Under the 2002 Employment Agreement, the Company is required to maintain directors' and officers' liability insurance for Mr. Shull during the 2002 Employment Agreement Term. The Company is also required to indemnify Mr. Shull in certain circumstances.

     Amended Thomas C. Shull Stock Option Award Agreements. During December 2000, the Company entered into a stock option agreement with Thomas C. Shull to evidence the grant to Mr. Shull of an option to purchase 2.7 million shares of the Company's common stock (the "Shull 2000 Stock Option Agreement").

Effective as of September 1, 2002, the Company amended the Shull 2000 Stock Option Agreement to (i) extend the final expiration date for the stock option under the Shull 2000 Stock Option Agreement to June 30, 2005, and (ii) replace all references therein to the December 2000 Services Agreement with references to the 2002 Employment Agreement. Effective as of August 3, 2003, the 2002 Employment Agreement was amended to extend the final expiration date for the stock option under the Shull 2000 Stock Option Agreement to March 31, 2006.

     During December 2001, the Company entered into a stock option agreement with Mr. Shull to evidence the grant to Mr. Shull of an option to purchase 500,000 shares of the Company's Common Stock under the Company's 2000 Management Stock Option Plan (the "Shull 2001 Stock Option Agreement"). Effective as of September 1, 2002, the Company has amended the Shull 2001 Stock Option Agreement to (i) provide that any shares purchased by Mr. Shull under the Shull 2001 Stock Option Agreement would not be saleable until September 30, 2004, and (ii) replace all references therein to the 2001 Services Agreement with references to the 2002 Employment Agreement.

     Amended Thomas C. Shull Transaction Bonus Letter.  During May 2001, Thomas
C. Shull entered into a letter agreement with the Company (the "Shull Transaction Bonus Letter") under which he would be paid a bonus on the occurrence of certain transactions involving the sale of certain of the Company's businesses. Effective as of September 1, 2002, the Company has amended the Shull Transaction Bonus Letter to (i) increase the amount of Mr. Shull's agreed to base salary for purposes of the transaction bonus payable thereunder from $600,000 to $900,000, and (ii) replace all references therein to the December 2000 Services Agreement with references to the 2002 Employment Agreement.

     The Recapitalization transaction was deemed a "change of control" for purposes of the Shull Transaction Bonus Letter. The Company was permitted to make any payments thereunder on or after the closing of the Recapitalization. Mr. Shull received an additional $450,000 payment on December 5, 2003 under the terms of the Shull Transaction Bonus Letter.

     Issuance of Stock Options. On August 8, 2002, the Company issued options to purchase 3,750,000 shares of the Company's Common Stock to certain Management Incentive Plan ("MIP") Level 7 and 8 employees, including various executive officers, at a price of $0.24 per share and services rendered under the Company's 2000 Management Stock Option Plan. In addition, on August 8, 2002, the Company authorized the President to grant options to purchase up to an aggregate of 1,045,000 and 1,366,000 shares of the Company's Common Stock to certain MIP Level 4 and MIP Level 5 and 6 employees, respectively, at a price of $0.24 per share and services rendered under the Company's 2000 Management Stock Option Plan.

     On October 2, 2002, the Company issued options to purchase 600,000 shares of the Company's Common Stock to an Executive Vice President at a price of $0.27 per share and services rendered under the Company's 2000 Management Stock Option Plan.

     On September 29, 2003, the Company issued options to purchase an aggregate of 100,000 shares of the Company's Common Stock to two newly-elected Board members at a price of $0.27 per share and services rendered.

     On August 1, 2003, the Company issued options to purchase an aggregate of 210,000 shares of the Company's Common Stock to the then existing six board members at a price of $0.25 per share and services rendered and options to purchase 35,000 shares at a price of $0.25 per share and services rendered to a consultant to the Company per their agreement.

     On July 29, 2003, the Company issued options to purchase an aggregate of 100,000 shares of the Company's Common Stock to two newly-elected Board members at a price of $0.25 per share and services rendered.

     Charles F. Messina. During September 2002, Charles F. Messina resigned as Executive Vice President, Chief Administrative Officer and Secretary of the Company. In connection with such resignation, the Company and Mr. Messina entered into a severance agreement dated September 30, 2002 providing for cash payments of $884,500 and other benefits which were accrued in the fourth quarter of 2002.

     Brian C. Harriss. Brian C. Harriss was appointed as Executive Vice President, Human Resources and Legal and Secretary of the Company effective December 2, 2002 and as Executive Vice President, Finance and Administration effective November 11, 2003. Prior to January 2002, Mr. Harriss had served the Company as Executive Vice President and Chief Financial Officer. In connection with the December 2002 appointment, Mr. Harriss and the Company terminated a severance agreement entered into during January 2002 at the time of Mr. Harriss' resignation from the Company during January 2002, and Mr. Harriss waived his rights to certain payments under such severance agreement. Effective February 15, 2004, the position of Executive Vice President, Finance and Administration was eliminated in connection with the Company's ongoing strategic business realignment program. In connection with such change, Mr. Harriss and the Company entered into a severance agreement dated February 15, 2004 providing for $545,000 of cash payments, as well as other benefits that was accrued and paid in the first quarter of 2004. Mr. Harriss is also entitled to receive a payment under the Company's 2003 Management Incentive Plan.

     Chief Financial Officer. On November 3, 2003, Charles E. Blue was appointed Chief Financial Officer of the Company effective November 11, 2003, replacing Edward M. Lambert as Chief Financial Officer effective on such date in connection with the Company's ongoing strategic business realignment program. Mr. Blue joined the Company in 1999 and had most recently served as Senior Vice President, Finance, a position eliminated by the strategic business realignment program. Mr. Lambert continued to serve as Executive Vice President of the Company until January 2, 2004. In connection with such change, Mr. Lambert and the Company entered into a severance agreement dated November 4, 2003 providing for $640,000 of cash payments, as well as other benefits that were accrued and paid in the fourth quarter of 2003. Mr. Lambert is also entitled to receive a payment under the Company's 2003 Management Incentive Plan.

     Other Executives. In October 2002, the Company entered into arrangements with Edward M. Lambert, Brian C. Harriss and Michael D. Contino (the "Compensation Continuation Agreements") pursuant to which it agreed to provide eighteen months of severance pay, COBRA reimbursement and Exec-U-Care plan coverage in the event their employment with the Company is terminated either by the Company other than "For Cause" or by them "For Good Reason" (as such terms are defined). On November 6, 2002, the Company also entered into a Compensation Continuation Agreement with Frank Lengers pursuant to which it agreed to provide twelve months of severance pay, COBRA reimbursement and Exec-U-Care plan coverage in the event his employment with the Company is terminated either by the Company "For Cause" or by Mr. Lengers "For Good Reason" (as such terms are defined).

     Hanover Direct, Inc. Key Executive Eighteen-Month Compensation Continuation Plan. Effective April 27, 2001, the Company terminated the Hanover Direct, Inc. Key Executive Thirty-Six Month Compensation Continuation Plan and the Hanover Direct, Inc. Key Executive Twenty-Four Month Compensation Plan. Effective April 27, 2001, the Company established the Hanover Direct, Inc. Key Executive Eighteen Month Compensation Continuation Plan (the "Executive Plan") for its Chief Executive Officer, corporate executive vice presidents, corporate senior vice presidents, strategic unit presidents, and other employees selected by its Chief Executive Officer. The purpose of the Executive Plan is to attract and retain key management personnel by reducing uncertainty and providing greater personal security in the event of a Change of Control. For purposes of the Executive Plan, a "Change of Control" will occur: (i) when any person becomes, through an acquisition, the beneficial owner of shares of the Company having at least 50% of the total number of votes that may be cast for the election of directors of the Company (the "Voting Shares"); provided, however, that the following acquisitions shall not constitute a Change of
Control: (a) if a person owns less than 50% of the voting power of the Company and that person's ownership increases above 50% solely by virtue of an acquisition of stock by the Company, then no Change of Control will have occurred, unless and until that person subsequently acquires one or more additional shares representing voting power of the Company; or (b) any acquisition by a person who as of the date of the establishment of the Executive Plan owned at least 33% of the Voting Shares; (ii)(a) notwithstanding the foregoing, a Change of Control will occur when the stockholders of the Company approve any of the following (each, a "Transaction"): (I) any reorganization, merger, consolidation or other business combination of the Company; (II) any sale of 50% or more of the market value of the Company's assets (for this purpose, 50% is deemed to be $107.6 million); or (III) a complete liquidation or dissolution of the Company; (b) notwithstanding (ii)(a), stockholder approval of either of the following types of Transactions will not give rise to a Change of
Control: (I) a Transaction involving only the Company and one or more of its subsidiaries; or (II) a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity; (iii) when, within any 24 month period, persons who were directors of the Company (each, a "Director") immediately before the beginning of such period (the "Incumbent Directors") cease (for any reason other than death or disability) to constitute at least a majority of the Board of Directors or the board of directors of any successor to the Company (for purposes of (iii), any Director who was not a Director as of the effective date of the Executive Plan will be deemed to be an Incumbent Director if such Director was elected to the Board of Directors by, or on the recommendation of, or with the approval of, at least a majority of the members of the Board of Directors or the nominating committee who, at the time of the vote, qualified as Incumbent Directors either actually or by prior operation of
(iii), and any persons (and their successors from time to time) who are designated by a holder of 33% or more of the Voting Shares to stand for election and serve as Directors in lieu of other such designees serving as Directors on the effective date of the Executive Plan shall be considered Incumbent Directors. Notwithstanding the foregoing, any director elected to the Board of Directors to avoid or settle a threatened or actual proxy contest shall not, under any circumstances, be deemed to be an Incumbent Director); or (iv) when the Company sells, assigns or transfers more than 50% of its interest in, or the assets of, one or more of its subsidiaries (each, a "Sold Subsidiary" and, collectively, the "Sold Subsidiaries"); provided, however, that such a sale, assignment or transfer will constitute a Change of Control only for: (a) the Executive Plan participants who are employees of that Sold Subsidiary; and (b) the Executive Plan participants who are employees of a direct or indirect parent company of one or more Sold Subsidiaries, and then only if: (I) the gross assets of such parent company's Sold Subsidiaries constitute more than 50% of the gross assets of such parent company (calculated on a consolidated basis with the direct and indirect subsidiaries of such parent company and with reference to the most recent balance sheets of the Sold Subsidiaries and the parent company);
(II) the property, plant and equipment of such parent company's Sold Subsidiaries constitute more than 50% of the property, plant and equipment of such parent company (calculated on a consolidated basis with the direct and indirect subsidiaries of such parent company and with reference to the most recent balance sheets of the Sold Subsidiaries and the parent company); or (III) in the case of a publicly-traded parent company, the ratio (as of the date a binding agreement for the sale is entered) of (x) the capitalization (based on the sale price) of such parent company's Sold Subsidiaries, to (y) the market capitalization of such parent company, is greater than 0.50. (For purposes of (iv), a Transaction shall be deemed to involve the sale of more than 50% of a company's assets if: (a) the gross assets being sold constitute more than 50% of the gross assets of the Company as stated on the most recent balance sheet of the Company; (b) the property, plant and equipment being sold constitute more than 50% of the property, plant and equipment of the Company as stated on the most recent balance sheet of the Company; or (c) in the case of a publicly-traded company, the ratio (as of the date a binding agreement for the sale is entered) of (x) the capitalization (based on the sale price) of the division, subsidiary or business unit being sold, to (y) the market capitalization of the Company, is greater than 0.50. For purposes of this (iv), no Change of Control will be deemed to have occurred if, immediately following a sale, assignment or transfer by the Company of more than 50% of its interest in, or the assets of, a Sold Subsidiary, any stockholder of the Company owning 33% or more of the voting power of the Company immediately prior to such transactions, owns no less than the equivalent percentage of the voting power of the Sold Subsidiary.)

     Under the Executive Plan, an Executive Plan participant shall be entitled to Change of Control Benefits under the Executive Plan solely if there occurs a Change of Control (which occurred on the closing of the Recapitalization) and thereafter the Company terminates his/her employment other than For Cause (as defined in the Executive Plan) or the participant voluntarily terminates his/her employment with the Company For Good Reason (as defined in the Executive Plan), in either case, solely during the 2-year period immediately following the Change of Control. A participant will not be entitled to Change of Control Benefits under the Executive Plan if: (i) he/she voluntarily terminates his/her employment with the Company or has his/her employment with the Company terminated by the Company, in either case, prior to a Change of Control, (ii) he/she voluntarily terminates employment with the Company following a Change of Control but other than For Good Reason, (iii) he/she is terminated by the Company following a Change of Control For Cause, (iv) has his/her employment with the Company terminated solely on account of his/her death, (v) he/she voluntarily or involuntarily terminates his/her employment with the Company following a Change of Control as a result of his/her Disability (as defined in the Executive Plan), or (vi) his/her employment with the Company is terminated by the Company upon or following a Change of Control but where he/she receives an offer of comparable employment, regardless of whether the participant accepts the offer of comparable employment.

     The Change of Control Benefits under the Executive Plan are as follows: (i) an amount equal to 18 months of the participant's annualized base salary; (ii) an amount equal to the product of 18 multiplied by the applicable monthly premium that would be charged by the Company for COBRA continuation coverage for the participant, the participant's spouse and the dependents of the participant under the Company's group health plan in which the participant was participating and with the coverage elected by the participant, in each case immediately prior to the time of the participant's termination of employment with the Company;
(iii) an amount equal to 18 months of the participant's car allowance then in effect as of the date of the termination of the participant's employment with the Company; and (iv) an amount equal to the cost of 12 months of executive-level outplacement services at a major outplacement services firm.

     The Recapitalization transaction was a "Change of Control" for purposes of the Executive Plan.

     Hanover Direct, Inc. Directors Change of Control Plan. Effective May 3, 2001, the Company's Board of Directors established the Hanover Direct, Inc. Directors Change of Control Plan (the "Directors Plan") for all Directors of the Company except for (i) any Director who is also an employee of the Company for purposes of the Federal Insurance Contributions Act; or (ii) any persons (and their successors from time to time) who are designated by a holder of thirty-three percent (33%) or more of the Voting Shares to stand for election and serve as a Director. For purposes of the Directors Plan, a "Change of Control" will occur upon the occurrence of the first of any of the events specified in item (i), (ii) or
(iii) of the definition of "Change in Control" under the Executive Plan, as discussed above.

     A participant in the Directors Plan shall be entitled to receive a Change of Control Payment under the Directors Plan if there occurs a Change of Control and he/she is a Director on the effective date of such Change of Control. A Change of Control Payment under the Directors Plan shall be an amount equal to the greater of (i) $40,000 or (ii) 150% of the sum of the annual retainer fee, meeting fees and per diem fees paid to a Director for his/her service on the Board of Directors of the Company during the 12-month period immediately preceding the effective date of the Change of Control.

     The Recapitalization transaction was a "Change of Control" for purposes of the Directors Plan. The Company was permitted to make all payments thereunder on or after the closing of the Recapitalization. On December 18, 2003, each of the eight non-employee directors (Messrs. Brown, James, Krushel, Sonnenfeld, Masson, Regan, Garten and Edelman) received a payment in the amount of $87,000 under the terms of the Directors Plan.

     Change in Control Payments. Pursuant to the Recapitalization Agreement, upon completion of the Recapitalization, there was a "change in control" of the Company for purposes of all of the Company's existing Compensation Continuation (Change of Control) Plans, including the Directors Change of Control Plan, the Employment Agreement, dated as of September 1, 2002, as amended, between the Company and Mr. Shull and the Transaction Bonus Letters between the Company and the following executive officers: Mr. Shull, Mr. Contino and Mr. Harriss. Mr. Shull received payments on December 5, 2003 and December 12, 2003 in the aggregate amount of $1,575,000 under the terms of the 2002 Employment Agreement. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements -- 2002 Employment Agreement." In December 2003, Messrs. Shull, Harriss and Contino received payments in the amount of $450,000, $168,500 and $193,500, respectively, under the terms of the Transaction Bonus Letters to which they are a party. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements -- Transaction Bonus Letters." On December 18, 2003, each of the eight non-employee directors (Messrs. Brown, James, Krushel, Sonnenfeld, Masson, Regan, Garten and Edelman) received a payment in the amount of $87,000 under the terms of the Hanover Direct, Inc. Directors Change of Control Plan. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements -- Hanover Direct, Inc. Directors Change of Control Plan." All of such amounts were treated as compensation to the recipients.

     Transaction Bonus Letters. During May 2001, each of Thomas C. Shull, Jeffrey Potts, Brian C. Harriss and Michael D. Contino and, during November 2002, each of Edward M. Lambert and Brian C. Harriss (each, a "Participant") entered into a letter agreement with the Company (a "Transaction Bonus Letter") under which the Participant would be paid a bonus on the occurrence of certain transactions involving the sale of certain of the Company's businesses. In addition, Mr. Shull is a party to a "Letter Agreement" with the Company, dated April 30, 2001, pursuant to which, following the termination of the December 2000 Services Agreement, in the event he is terminated without cause during any period of his continued employment as the Chief Executive Officer of the Company, he shall be paid one year of his annual base salary (the "Shull Termination Payment"). Effective June 1, 2001, the Company amended the Executive Plan to provide that, notwithstanding anything to the contrary contained in the Executive Plan, Section 10.2 of the Executive Plan shall not be effective with respect to the payment of (i) a Participant's "Transaction Bonuses," and/or (ii) the Shull Termination Payment. The payment of any such "Transaction Bonus" to any of the Participants, and/or the payment of the Shull Termination Payment, shall be paid in addition to, and not in lieu of, any Change of Control Benefit payable to any Participant or Mr. Shull pursuant to the terms of the Executive Plan. In conjunction with his resignation as Executive Vice President and Chief Financial Officer, Mr. Harriss released any claims that he may have against the Company under his May 2001 Transaction Bonus Letter, although he entered into a new Transaction Bonus Letter in November 2002. The remaining Transaction Bonus Letters (with Messrs. Shull, Harriss and Contino), other than the Transaction Bonus Letter with Messrs. Potts, Messina and Lambert, remain in effect.

     The Recapitalization transaction was deemed a "change of control" for purposes of the Transaction Bonus Letters. The Company was permitted to make all payments thereunder on the closing of the Recapitalization. On December 5 and 12, 2003, Messrs. Shull, Harriss and Contino received payments in the aggregate amount of $450,000, $168,500 and $193,500, respectively, under the terms of the Transaction Bonus Letters to which they are a party. Mr. Lambert did not receive any bonus payment in connection with the Recapitalization under the terms of the Transaction Bonus Letter to which he is a party because he waived his rights thereunder pursuant to his severance agreement with the Company.

     Letter Agreement with Mr. Shull and Meridian. On April 30, 2001, Mr. Shull, Meridian and the Company entered into a letter agreement (the "Letter Agreement") specifying Mr. Shull's rights under the Executive Plan, which is discussed above. Under the Letter Agreement, Mr. Shull and Meridian agreed that, so long as the Executive Plan is in effect and Mr. Shull is a Participant thereunder, Meridian and Mr. Shull will accept the Change in Control Benefits provided for in the Executive Plan in lieu of the compensation contemplated by the December 2000 Services Agreement between them (which benefits amounts will not be offset against the December 2000 flat fee provided for in the December 2000 Services Agreement and shall be payable at such times and in such amounts as provided in the Executive Plan rather than in a lump sum payable within five business days after the termination date of the December 2000 Services Agreement as contemplated by the December 2000 Services Agreement). For purposes of the change in control benefits under the Executive Plan and the Letter Agreement, Mr. Shull's annualized base salary is $600,000. In addition to the benefits provided by the December 2000 Services Agreement, Mr. Shull and those persons named in the December 2000 Services Agreement shall also be entitled to the optional cash out of stock options as provided in the Executive Plan. Under the Letter Agreement, Mr. Shull is also entitled to payment of one year annual base salary in the event he is terminated without cause during any period of his continued employment as the Chief Executive Officer of the Company following the termination of the December 2000 Services Agreement. The participation and benefits to which Mr. Shull is entitled under the Executive Plan shall also survive the termination of the December 2000 Services Agreement pursuant to the terms thereof in the event that Mr. Shull is still employed as the Chief Executive Officer of the Company and is a Participant under the Executive Plan. Should the Executive Plan no longer be in effect or Mr. Shull no longer be a Participant thereunder, Meridian and Mr. Shull shall continue to be entitled to the compensation contemplated by the December 2000 Services Agreement. The Letter Agreement was superseded by the 2002 Employment Agreement.

     2002 Directors' Option Plan. Effective January 1, 2003, the 2002 Stock Option Plan for Directors was amended to increase the annual service award for Directors who are not employees of the Company from 25,000 to 35,000 options to purchase shares of Common Stock. In November 2003, the 2002 Stock Option Plan for Directors was amended to increase the maximum number of shares of Common Stock that may be delivered or purchased under the plan from 500,000 to 900,000. See "PROPOSAL 5 -- Amendments to 2002 Stock Option Plan for Directors."

     Stock Option Plans. Pursuant to the Company's Compensation Continuation (Change of Control) Plans, upon the closing of the Recapitalization, all stock options previously granted pursuant to the Company's stock option plans to the Participants under such Change of Control Plans by the Company became fully exercisable as of November 30, 2003 (the closing date of the Recapitalization), whether or not otherwise exercisable and vested as of that date.

     Salary Reduction. The Company effected salary reductions of 5% of base pay for participants in its 2003 Management Incentive Plan, including Executive Officers, effective with the pay period starting August 3, 2003. These salary reductions are being restored to those participants at or below the Vice-President level effective March 28, 2004.

     Vacation and Sick Policies. During June 2003, the Company established and implemented a new Company-wide vacation and sick policy applicable to all employees, including Executive Officers, to better administer vacation and sick benefits.

     Michael D. Contino. In January 1998, the Company made a $75,000 non-interest bearing loan to Michael D. Contino, currently the Company's Executive Vice President and Chief Operating Officer, for the purchase by Mr. Contino of a new principal residence in the state of New Jersey. The terms of the loan agreement, as amended, included a provision for the Company to forgive the original amount of the principal on the fifth anniversary of the loan. The loan was secured by the residence that the proceeds were used to purchase. The loan was forgiven in full in accordance with its terms during January 2003. In addition to the loan forgiveness, the Company paid all applicable withholding taxes totaling $64,063.

REPRICING OF OPTIONS/SARS

     During fiscal 2003, the Company did not adjust or amend the exercise price of stock options or SARs previously awarded to the Chief Executive Officer or the Company's four (4) next most highly compensated executive officers who were serving as executive officers at the end of the Company's 2003 fiscal year.

STOCK OPTION AND EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     At various times during fiscal year ended December 27, 2003, Messrs. Jeffrey A. Sonnenfeld (Chairman), A. David Brown and Robert H. Masson were members of the Stock Option and Executive Compensation Committee. Upon execution of the Recapitalization Agreement, the members of the Stock Option and Executive Compensation Committee became A. David Brown (Chairman), Wayne Garten and Stuart Feldman who are also the current members of the Stock Option and Executive Compensation Committee. None of such persons was, during such fiscal year or formerly, an officer or employee of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a Director of the Company except for Mr. Garten who served in various executive positions at the Company from 1983 to 1996. During the 2003 fiscal year, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of such committee, the entire board of directors) of another entity, one of whose executive officers served as a member of the Stock Option and Executive Compensation Committee. During the 2003 fiscal year, no executive officer of the Company served as a director of another entity, one of whose executive officers served as a member of the Stock Option and Executive Compensation Committee. During the 2003 fiscal year, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of such committee, the entire board of directors) of another entity, one of whose executive officers served as a Director of the Company.

REPORT OF THE STOCK OPTION AND EXECUTIVE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The report of the Stock Option and Executive Compensation Committee (the "Compensation Committee") for the fiscal year ended December 27, 2003, is as follows:

     The Compensation Committee, consisting as of the date of this report for the fiscal year ended December 27, 2003 of A. David Brown (Chairman), Wayne Garten and Stuart Feldman, has the responsibility, under delegated authority from the Company's Board of Directors, for developing, administering and monitoring the executive compensation policies of the Company and making recommendations to the Company's Board of Directors with respect to these policies. The Board of Directors has accepted the Compensation Committee's recommendations for 2003 compensation.

  Executive Compensation Philosophy

     The Compensation Committee's executive compensation philosophy supports the Company's overall business strategy and has at its core a strong link between pay, performance and retention. The philosophy emphasizes recognition of achievement at both the Company and individual level. A significant portion of compensation delivered to executives to reflect such achievement is intended to be in the form of long-term incentives. This long-term focus emphasizes sustained performance and encourages retention of executive talent. In addition, executives are encouraged to hold a significant ownership stake in the Company so that their interests are closely aligned with those of the stockholders in terms of both risk and reward.

     The specific executive compensation plans are designed to support the executive compensation philosophy. Compensation of the Company's executives consists of three components, which are discussed below: salary, annual incentive awards and long-term incentive awards. Base salary levels have been established in order to attract and retain key executives, commensurate with their level of responsibility within the organization. Annual incentives closely link executive pay with performance in areas that are critical to the Company's short-term operating success. Long-term incentives motivate executives to make decisions that are in the best interests of the Company's owners and reward them for the creation of stockholder value. It is the intent of both the Company and the Compensation Committee that the components of the executive compensation program will support the Company's compensation philosophy, reinforce the Company's overall business strategy, and ultimately drive stockholder value creation.

  Base Salaries

     Individual salaries for executives of the Company, other than Mr. Shull, are generally influenced by several equally weighted factors: the qualifications and experience of the executive, the executive's level of responsibility within the organization, pay levels at firms which compete with the Company for executive talent, individual performance, and performance-related factors used by the Company to determine annual incentive awards. Mr. Shull's compensation and other benefits are specified in the 2002 Employment Agreement. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

     The base salaries of the Company's executives are subject to periodic review and adjustment. Annual salary adjustments are made based on the factors described above.

  Annual Incentive Awards

     In addition to base salaries, each of the Company's executives and selected key managers participate in the Company's Management Incentive Plan. As of the date of this report (April 2004), approximately 207 executives and key managers are eligible to participate in the annual Management Incentive Plan. Under this plan, each participant is assigned a target bonus, expressed as a percentage of his/her base salary, which is paid if all performance targets are fully met. It is the policy of the Compensation Committee to position target bonuses at competitive levels. Individual target bonuses are based on the person's responsibility level in the organization and the bonus award opportunity at the other organizations included in the performance chart. Target bonus levels range from 50% to 125% of salary. Target bonus opportunities for Messrs. Contino, Harriss, Lambert, Blue and Shull for fiscal year 2003 were 75% of salary while maximum bonuses were 125% of salary. For purposes of the 2003 Management Incentive Plan, Mr. Shull's base salary was deemed to be $900,000.

     Participants are eligible to receive an annual bonus depending upon the extent to which certain goals are achieved. As in past years, performance goals for 2003 were based on Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), net sales, variable contribution and other business objectives. Goals are set at both the corporate and business unit levels, depending on the participant's scope of responsibility thus encouraging teamwork amongst the Company's employees. The importance of each goal in determining a participant's bonus award also depends on his/her scope of responsibility. Actual bonus levels vary depending upon the degree of achievement in relationship to the performance goals.

     Payouts of awards have been determined based on the Company's performance during fiscal 2003. Payments related to fiscal year 2003 are scheduled to be made to the Chief Executive Officer and the four (4) most highly compensated executive officers in the amount of $153,487 for Mr. Shull, $97,208 for Mr. Lambert, $81,898 for Mr. Harriss, $98,999 for Mr. Contino and $66,511 for Mr. Blue under the 2003 Management Incentive Plan in the summer of 2004. Payments to Messrs. Shull, Lambert, Harriss, Contino and Blue under the 2002 Management Incentive Plan in the aggregate amount of $2,322,929 for the fiscal year 2002 were paid in fiscal year 2003. One hundred percent of awards made under the bonus plan are currently paid in cash, in some cases on a deferred basis.

  Long-Term Incentive Awards

     1993 Executive Equity Incentive Plan

     The 1993 Executive Equity Incentive Plan terminated in accordance with its terms on December 31, 1996. Such plan provided executives and other key employees with incentives to maximize the long-term creation of stockholder value. The long-term incentive plan encouraged executives to acquire and retain a significant ownership stake in the Company. Under the plan, executives were given an opportunity to purchase shares of Common Stock with up to 80% of the purchase price financed with a full recourse Company loan. For each share of stock an employee purchased, he/she received an option to acquire two additional shares of Common Stock, to a maximum of 250,000 shares in the aggregate, which vest after three (3) years and expire after six (6) years. By creating this opportunity, the Company encouraged executives to own Common Stock thereby aligning executives' interests with those of the stockholders. The number of shares offered for purchase to each executive and the corresponding number of tandem options increased with the executive's level of responsibility within the organization.

     In December 1999, the rights of certain participants in this plan expired. These participants had cumulative promissory notes of approximately $1.0 million payable to the Company, comprised of $0.8 million of principal and $0.2 million of interest, on the expiration date. Accordingly, collateral encompassing 20,000 shares and 20,000 shares of the Company's Common Stock in fiscal years 2002 and 2001, respectively, held in escrow on behalf of each participant, was transferred to and retained by the Company in satisfaction of the aforementioned promissory notes, which were no longer required to be settled. The Company recorded these shares as treasury stock. Furthermore, these participants forfeited their initial 20% cash down payment, which was required for entry into the 1993 Executive Equity Incentive Plan.

     At December 27, 2003, current and former officers and executives of the Company owed the Company approximately $0.3 million, excluding accrued interest, under the 1993 Executive Equity Incentive Plan. These amounts due to the Company bear interest at rates ranging from 5.54% to 7.75% and are due or will be due during 2004.

     As of December 27, 2003, no stock options remained outstanding or exercisable under the 1993 Executive Entity Incentive Plan.

     1996 Stock Option Plan

     The purpose of the 1996 Stock Option Plan is to provide employees of the Company and its subsidiaries with a larger personal and financial interest in the success of the Company through the grant of stock-based incentive compensation. Under the plan, employees may be granted options to purchase shares of Common Stock at the fair market value on the date of grant. The total options granted to an employee is one-half performance-based. The 1996 Stock Option Plan provides that options may be granted for terms of not more than 10 years.

     Employees are no longer eligible to participate in the 1996 Stock Option Plan. During 2003, no options to purchase shares of Common Stock were granted pursuant to the 1996 Stock Option Plan. However, as of December 27, 2003, options to purchase 872,446 shares of Common Stock remained outstanding under the 1996 Stock Option Plan including options to purchase 110,000 shares held by the executives named in the executive compensation table.

     2000 Management Stock Option Plan

     The purpose of the 2000 Management Stock Option Plan is to advance the interests of the Company and its stockholders by providing employees of the Company, through the grant of options to purchase shares of Common Stock, with a larger personal and financial interest in the success of the Company. Under the terms of the plan, officers, directors, agents, and employees of the Company and consultants to the Company or of any subsidiary of the Company may be granted options to purchase shares of Common Stock at their fair market value on the date of grant. The plan provides that options may be granted for terms of not more than 10 years and shall vest according to the terms of the grant of the options. In addition, options may not be exercised more than 30 days after a participant ceases to be an employee of the Company, except in the case of death, disability or retirement, in which cases options may be exercised within 90 days after the date of death, disability or retirement.

     During 2003, 65,000 options to purchase shares of Common Stock were granted to employees in accordance with the 2000 Management Stock Option Plan. During 2003, no options were granted to executives named in the executive compensation table in accordance with the 2000 Management Stock Option Plan.

     1999 Stock Option Plan for Directors

     The purpose of the 1999 Stock Option Plan for Directors is to advance the interests of the Company by providing non-employee directors of the Company, through the grant of options to purchase shares of

Common Stock, with a larger personal and financial interest in the success of the Company. Under the terms of the plan, directors who are neither employees of the Company nor nonresident aliens shall be granted an option to purchase 50,000 shares of Common Stock as of the effective date of his or her initial appointment or election to the Board of Directors or, if later, the effective date of the plan, and shall be granted an option to purchase 10,000 shares of Common Stock on August 4, 2000 and August 3, 2001, provided that such directors continue to serve as directors on such dates. The price at which shares of Common Stock may be purchased upon the exercise of the options granted under the plan shall be the fair market value of such shares on the date of grant of the options. The plan provides that options shall be granted for terms of 10 years and shall vest one-third, one-third and one-third on the first, second and third anniversaries of the date of grant. In addition, options may not be exercised more than 3 months after a participant ceases to be a director of the Company, except in the case of death or disability, in which cases options may be exercised within 12 months after the date of such death or disability.

     During 2003, no options to purchase shares of Common Stock were granted to eligible directors in accordance with the 1999 Stock Option Plan for Directors. During 2003, no options to purchase shares of Common Stock under the 1999 Stock Option Plan for Directors were exercised. During 2003, no options to purchase shares of Common Stock granted to eligible directors under the 1999 Stock Option Plan for Directors expired following the resignation of a director from the Company's Board of Directors. As of December 27, 2003, 420,000 options to purchase Common Stock under the 1999 Stock Option Plan for Directors were outstanding, of which 366,667 options were exercisable.

     No additional options to purchase shares of Common Stock will be granted under the 1999 Stock Option Plan for Directors.

     2002 Stock Option Plan for Directors

     The purpose of the 2002 Stock Option Plan for Directors is to advance the interests of the Company by providing non-employee directors of the Company, through the grant of options to purchase shares of Common Stock, with a larger personal and financial interest in the success of the Company. Under the terms of the plan, directors who are neither employees of the Company nor nonresident aliens shall be granted an option to purchase 50,000 shares of Common Stock as of the effective date of his or her initial appointment or election to the Board of Directors or, if later, the effective date of the plan, and shall be granted an option to purchase 25,000 shares of Common Stock on August 2, 2002, and an option to purchase 35,000 shares of Common Stock on August 1, 2003 and August 3, 2004, provided that such directors continue to serve as directors on such dates. The price at which shares of Common Stock may be purchased upon the exercise of the options granted under the plan shall be the fair market value of such shares on the date of grant of the options. The plan provides that options shall be granted for terms of 10 years and shall vest one-third, one-third and one-third on the first, second and third anniversaries of the date of grant. In addition, options may not be exercised more than 3 months after a participant ceases to be a director of the Company, except in the case of death or disability, in which cases options may be exercised within 12 months after the date of such death or disability.

     Effective January 1, 2003, the 2002 Stock Option Plan for Directors was amended to increase the annual service award for directors who are not employees of the Company from 25,000 to 35,000 options to purchase shares of Common Stock. In November 2003, the 2002 Stock Option Plan for Directors was amended to increase the maximum number of shares of Common Stock that may be delivered or purchased under the Plan from 500,000 to 900,000. See "PROPOSAL 5 -- Amendments to 2002 Stock Option Plan for Directors."

     During 2003, a total of 610,000 options to purchase shares of Common Stock were granted to eligible directors all in accordance with the 2002 Stock Option Plan for Directors. During 2003, no options to purchase shares of Common Stock under the 2002 Stock Option Plan for Directors were exercised. During 2003, no options to purchase shares of Common Stock granted to eligible directors under the 2002 Stock Option Plan for Directors expired following the resignation of a director from the Company's Board of Directors. As of December 27, 2003, 710,000 options to purchase Common Stock under the 2002 Stock Option Plan for Directors were outstanding, 471,666 of which were exercisable.

  Chief Executive Officer Compensation

     On December 5, 2000, Thomas C. Shull was named President and Chief Executive Officer and was elected to the Board of Directors of the Company. Effective on that date, Mr. Shull, Meridian and the Company entered into the December 2000 Services Agreement. Under the December 2000 Services Agreement, Meridian provided for the benefit of the Company the services of Mr. Shull and certain persons providing consulting services to the Company thereunder (the "Consultants"). The term of the December 2000 Services Agreement, and the term for the services of Mr. Shull, began on December 5, 2000 and would have terminated on December 4, 2001, while the term for the services of the Consultants would have terminated on June 4, 2001. The December 2000 Services Agreement was replaced by the August 2001 Services Agreement, pursuant to which the term of the services of Mr. Shull and the Consultants began on August 1, 2001 and would have terminated on June 30, 2002. The August 2001 Services Agreement was replaced by the December 2001 Services Agreement. Effective September 1, 2002, the Company and Mr. Shull entered into the 2002 Employment Agreement, which replaced the August 2001 Services Agreement. The 2002 Employment Agreement will expire on March 31, 2006. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

  Change in Control Payments

     Pursuant to the Recapitalization Agreement, upon completion of the Recapitalization, there was a "change in control" of the Company for purposes of all of the Company's existing Compensation Continuation (Change of Control) Plans, including the Directors Change of Control Plan, the 2002 Employment Agreement between the Company and Mr. Shull and the Transaction Bonus Letters between the Company and Mr. Shull, Mr. Contino and Mr. Harriss. Mr. Shull received payments on December 5, 2003 and December 12, 2003 in the aggregate amount of $1,575,000 under the terms of the 2002 Employment Agreement. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements -- 2002 Employment Agreement." In December 2003, Messrs. Shull, Harriss and Contino received payments in the amount of $450,000, $168,500 and $193,500, respectively, under the terms of the Transaction Bonus Letters to which they are a party. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements -- Transaction Bonus Letters." On December 18, 2003, each of the eight non-employee directors (Messrs. Brown, James, Krushel, Sonnenfeld, Masson, Regan, Garten and Edelman) received a payment in the amount of $87,000 under the terms of the Hanover Direct, Inc. Directors Change of Control Plan. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements -- Hanover Direct, Inc. Directors Change of Control Plan."

  Nondeductible Compensation

     Section 162(m) of the Internal Revenue Code, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1,000,000 (the "$1 Million Limit") paid to a company's chief executive officer and four (4) other most highly compensated executive officers, as reported in its proxy statement. Qualifying performance-based compensation is not subject to the deduction limit, if certain requirements are met. The Company has not structured certain aspects of the performance-based portion of the compensation for its executive officers (which currently includes awards under performance based annual management incentive plans) in a manner that complies with the statute. Payments of compensation in 2003 relating to Thomas Shull and Edward Lambert exceeded the $1 Million Limit; consequently, in each case, the excess of such payments over the $1 Million Limit was not deductible.

                                          Respectfully Submitted,

                                          The Stock Option and Executive
                                          Compensation
                                          Committee (April 2004)

                                          A. David Brown (Chairman)
                                          Stuart Feldman
                                          Wayne P. Garten

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed with management and KPMG LLP, the Company's independent auditors, the Company's audited financial statements as of and for the year ended December 27, 2003.

     The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS 90.

     The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

     Based on the review and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 27, 2003.

                                          Respectfully Submitted,

                                          The Audit Committee (April 2004)

                                          Robert Masson (Chairman)
                                          A. David Brown
                                          Wayne P. Garten
                                          Donald Hecht

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock for each of the Company's last five fiscal years with the cumulative total return (assuming reinvestment of dividends) of (i) the Standard & Poor's 500 Stock Index (which includes the Company) and (ii) peer issuers from the Company's line of business selected by the Company in good faith.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
         AMONG HANOVER DIRECT, INC., THE S&P 500 INDEX AND A PEER GROUP

                                  (LINE GRAPH)

                                        Cumulative Total Return
                       ---------------------------------------------------------
--------------------------------------------------------------------------------
                        12/98     12/99     12/00     12/01     12/02     12/03
--------------------------------------------------------------------------------
 HANOVER DIRECT, INC   100.00    105.45     10.91     10.76      5.53      6.40
 S & P 500             100.00    121.04    110.02     96.95     75.52     97.18
 PEER GROUP            100.00    110.57     53.08    105.94    129.50    164.07

* Direct Marketing Peer Group consists of direct merchandising companies that market their products through alternative distribution channels, such as mail or television media; peer companies include Blair, Spiegel and Williams Sonoma. Land's End was acquired by Sears and was removed from the Direct Marketing Peer Group in 2002. Lillian Vernon Corp. was acquired in July 2003 by Ripplewood Holdings and Zelnick Media and was removed from the Direct Marketing Peer Group in 2003.

NOTE: Assumes $100 invested on December 31, 1998 in the Company's Common Stock,
      S&P 500 Stock Index and the Direct Marketing Peer Group, and that dividends of each are reinvested quarterly.

DIRECTOR COMPENSATION

     Standard Arrangements. Non-employee directors of the Company currently receive an annual cash fee of $58,000. During the first half of fiscal year 2003, non-employee directors were to receive an annual cash fee of $40,000 and an additional $16,000, $8,000, $8,000, $8,000 and $8,000 annual cash fee for serving as the Chairman of the Audit, Compensation, Transaction, Executive and Nominating Committees, respectively. Effective July 10, 2003, the Company amended its director compensation policy to provide that the annual fee for non-employee directors will be $58,000 and that there will be no supplemental annual fees for serving as Chairman of a Board committee or for attending board meetings. Non-employee directors also participate in the Hanover Direct, Inc. Change of Control Plan for Directors, the 1999 Stock Option Plan for Directors and the 2002 Stock Option Plan for Directors. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." The Company does not compensate its employees, or employees of its subsidiaries, who serve as directors. During fiscal 2003, the Company provided $50,000 of term life insurance for each director.

     During 2003, no options to purchase shares of Common Stock were granted to eligible directors in accordance with the 1999 Stock Option Plan for Directors. During 2003, no options to purchase shares of Common Stock under the 1999 Stock Option Plan for Directors were exercised. During 2003, no options to purchase shares of Common Stock granted to eligible directors under the 1999 Stock Option Plan for Directors expired following the resignation of a director from the Company's Board of Directors. As of December 27, 2003, 420,000 options to purchase Common Stock under the 1999 Stock Option Plan for Directors were outstanding, of which 366,667 options were exercisable.

     During 2003, a total of 610,000 options to purchase shares of Common Stock were granted to eligible directors all in accordance with the 2002 Stock Option Plan for Directors. During 2003, no options to purchase shares of Common Stock under the 2002 Stock Option Plan for Directors were exercised. During 2003, no options to purchase shares of Common Stock granted to eligible directors under the 2002 Stock Option Plan for Directors expired following the resignation of a director from the Company's Board of Directors. As of December 27, 2003, 710,000 options to purchase Common Stock under the 2002 Stock Option Plan for Directors were outstanding, 471,666 of which were exercisable.

     Effective January 1, 2003, the 2002 Stock Option Plan for Directors was amended to increase the annual service award for directors who are not employees of the Company from 25,000 to 35,000 options to purchase shares of Common Stock. In November 2003, the 2002 Stock Option Plan for Directors was amended to increase the maximum number of shares of Common Stock that may be delivered or purchased under the plan from 500,000 to 900,000. See "PROPOSAL 5 -- Amendments to 2002 Stock Option Plan for Directors."

     Hanover Direct, Inc. Directors Change of Control Plan. Effective May 3, 2001, the Company's Board of Directors established the Hanover Direct, Inc. Directors Change of Control Plan (the "Directors Plan") for all Directors of the Company except for (i) any Director who is also an employee of the Company for purposes of the Federal Insurance Contributions Act; or (ii) any persons (and their successors from time to time) who are designated by a holder of thirty-three percent (33%) or more of the Voting Shares to stand for election and serve as a Director. For purposes of the Directors Plan, a "Change of Control" will occur upon the occurrence of the first of any of the events specified in item (i), (ii) or (iii) of the definition of "Change in Control" under the Executive Plan, as discussed above.

     A participant in the Directors Plan shall be entitled to receive a Change of Control Payment under the Directors Plan if there occurs a Change of Control and he/she is a director on the effective date of such Change of Control. A Change of Control Payment under the Directors Plan shall be an amount equal to the greater of (i) $40,000 or (ii) 150% of the sum of the annual retainer fee, meeting fees and per diem fees paid to a Director for his/her service on the Board of Directors of the Company during the 12-month period immediately preceding the effective date of the Change of Control.

     The Recapitalization transaction was a "Change of Control" for purposes of the Directors Plan. The Company was permitted to make payments thereunder on or after the closing of the Recapitalization. On December 18, 2003, each of the eight non-employee directors (Messrs. Brown, James, Krushel, Sonnenfeld, Masson, Regan, Garten and Edelman) received a payment in the amount of $87,000 under the terms of the Directors Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On November 10, 2003, the Company entered into a Memorandum of Understanding (the "MOU") with Chelsey and Regan Partners. On November 18, 2003, the Company and Chelsey entered into the Recapitalization Agreement. The Recapitalization Agreement sets forth the terms and conditions of the Recapitalization transaction, including the terms of the Series C Preferred Stock and the reconstituted board of directors. The Recapitalization was a "Change of Control" for purposes of all of the Company's existing Compensation Continuation (Change of Control) Plans, the 2002 Employment Agreement, and the Transaction Bonus Letters between the Company and its executive officers. The Company was permitted to make any payments required thereunder on or after the Closing of the Recapitalization. See the disclosure under the caption "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." The Closing of the Recapitalization occurred on November 30, 2003. In the MOU and the Recapitalization Agreement, the Company acknowledged that Chelsey is the lawful and bona fide owner of 29,446,888 shares of Common Stock and 1,622,111 shares of Series B Preferred Stock. At the Closing of the Recapitalization, the Company and Chelsey agreed to release each other from all claims, filed or that could have been filed, as of the date of such release, and each of the Company and Chelsey discontinued, with prejudice, all pending litigation between such parties. In the MOU and the Recapitalization Agreement, the Company agreed that, prior to the expiration of one hundred fifty (150) days from the execution of the Recapitalization Agreement (or April 16, 2004), it would not (a) sell, other than in the ordinary course of business, the inventory, trademarks or customer lists associated with The Company Store division of the Company or (b) terminate the employment of the Chief Executive Officer of the Company, unless, in either case, such action has been approved by the Board of Directors pursuant to an affirmative vote of at least six (6) members of the Board of Directors. The Company agreed to pay (a) the reasonable legal fees and disbursements in connection with the preparation and negotiation of the MOU, the Recapitalization Agreement and all related documentation on behalf of Chelsey and (b) the reasonable fees of any financial advisors engaged by Chelsey or Chelsey's legal counsel not to exceed $20,000 in the aggregate relating to compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, including, without limitation, a valuation by such financial advisors of the securities to be received by Chelsey pursuant to the Recapitalization. Pursuant to the Recapitalization Agreement, the following additional documents were executed: (i) a certificate of designations setting forth the terms and conditions of the Series C Preferred Stock which was filed with the Delaware Secretary of State, (ii) a voting agreement setting forth certain voting arrangements among Chelsey, Stuart Feldman, Regan Partners and Basil Regan, (iii) a registration rights agreement providing for registration rights with respect to resales by Chelsey and Stuart Feldman of all shares of Common Stock owned by Chelsey and Mr. Feldman, and (iv) a corporate governance agreement between the Company, Chelsey, Stuart Feldman, Regan Partners, Regan Fund and Basil Regan setting forth the corporate governance provisions in the Recapitalization Agreement. For a further discussion of the terms and conditions of the MOU, the Recapitalization Agreement and the Recapitalization, see "DIRECTORS AND EXECUTIVE OFFICERS--The Recapitalization" above.

     At December 28, 2002, Richemont Finance S.A., a Luxembourg company ("Richemont"), owned approximately 21.3% of the Company's Common Stock outstanding and 100% of the Company's Series B Preferred Stock through direct and indirect ownership. Pursuant to the terms and conditions of that certain

Purchase and Sale Agreement, dated as of May 19, 2003, between Richemont and Chelsey, Chelsey purchased all of Richemont's securities in the Company, consisting of 29,446,888 shares of Common Stock and 1,622,111 shares of Series B Preferred Stock, for a purchase price of $40,000,000. The Company was not a party to such transaction. As a result of this transaction, on such date, Chelsey became the beneficial owner of 21.3% of the Company's Common Stock and 100% of the Company's Series B Preferred Stock.

     On December 19, 2001, the Company consummated a transaction with Richemont (the "Richemont Transaction"). In the Richemont Transaction, the Company repurchased from Richemont all of the outstanding shares of the Series A Preferred Stock and 74,098,769 shares of the Common Stock of the Company held by Richemont in return for the issuance to Richemont of 1,622,111 shares of newly created Series B Preferred Stock and the reimbursement of expenses of $1 million to Richemont. Richemont agreed, as part of the transaction, to forego any claim it had to the accrued but unpaid dividends on the Series A Preferred Stock. The Richemont Transaction was made pursuant to an Agreement (the "Agreement"), dated as of December 19, 2001, between the Company and Richemont. As part of the Richemont Transaction, the Company (i) released Richemont, the individuals appointed by Richemont to the Board of Directors of the Company and certain of their respective affiliates and representatives (collectively, the "Richemont Group") from any claims by or in the right of the Company against any member of the Richemont Group which arise out of Richemont's acts or omissions as a stockholder of or lender to the Company or the acts or omissions of any Richemont board designee in his capacity as such and (ii) entered into an Indemnification Agreement with Richemont pursuant to which the Company agreed to indemnify each member of the Richemont Group from any losses suffered as a result of any third party claim which is based upon Richemont's acts as a stockholder or lender of the Company or the acts or omissions of any Richemont board designee in his capacity as such.

     John F. Shull, the brother of Thomas C. Shull, the President and Chief Executive Officer of the Company, acted as a consultant under the December 2001 Services Agreement, and received an option to purchase 100,000 shares of the Company's Common Stock under the December 2001 Services Agreement and an option to purchase 500,000 shares of the Company's Common Stock under the December 2000 Services Agreement.

     In January 1998, the Company made a $75,000 non-interest bearing loan to Mr. Contino for the purchase by Mr. Contino of a new principal residence in the State of New Jersey. The terms of the loan agreement included a provision for the Company to forgive the original amount of the principal on the fifth anniversary of the loan. The loan was secured by the residence which the proceeds were used to purchase. The loan was forgiven in full in accordance with its terms during January 2003. In addition to the loan forgiveness, the Company paid all applicable withholding taxes totaling $64,063.

     At December 27, 2003, current and former officers and executives of the Company owed the Company approximately $0.3 million, excluding accrued interest, under the 1993 Executive Equity Incentive Plan. These amounts due to the Company bear interest at rates ranging from 5.54% to 7.75% and are due or will be due during 2004.

     See also "Stock Options and Stock Appreciation Rights" and "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" for additional information on relationships and related-party transactions.

     Either the Company's Board of Directors, a committee of the Company's Board of Directors, or the stockholders have approved these relationships and transactions and, to the extent that such arrangements are available from nonaffiliated parties, all relationships and transactions are on terms no less favorable to the Company than those available from non affiliated parties.

             PRINCIPAL HOLDERS OF VOTING SECURITIES OF THE COMPANY

CERTAIN BENEFICIAL OWNERS

     The following table lists the beneficial owners known by management of at least 5% of the Company's Common Stock or 5% of the Company's Series C Preferred Stock as of March 27, 2004. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), based upon information furnished by the persons listed or contained in filings made by them with the Commission. Except as noted below, to the Company's knowledge, each person named in the table will have sole voting and investment power with respect to all shares of Common Stock and Series C Preferred Stock shown as beneficially owned by them.

                                                                                              PERCENTAGE
                  NAME AND ADDRESS                                   AMOUNT AND NATURE OF         OF
TITLE OF CLASS    OF BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP(1)    CLASS(1)
--------------    -------------------                               -----------------------   ----------
Series C          Chelsey Direct, LLC,...........................              564,819(2)        100%
Participating       William B. Wachtel and
Preferred Stock     Stuart Feldman
                    c/o Wachtel & Masyr, LLP
                    110 East 59th Street
                    New York, New York 10022
Common Stock      Chelsey Direct, LLC,...........................          111,465,621(2)         51%
                    William B. Wachtel and
                    Stuart Feldman
                    c/o Wachtel & Masyr, LLP
                    110 East 59th Street
                    New York, New York 10022
Common Stock      Regan Partners, L.P. and Basil P. Regan........           38,821,683(3)         18%
                    32 East 57th Street
                    New York, New York 10022

---------------
(1) In the case of Common Stock, includes shares of Common Stock issued upon exercise of options or warrants exercisable within 60 days for the subject individual only. Percentages of Common Stock are computed on the basis of 220,173,633 shares of Common Stock and 564,819 shares of Series C Preferred Stock outstanding as of March 27, 2004.

(2) Information concerning the number of shares beneficially owned has been taken from Amendment No. 9 to the Statement on Schedule 13D filed by Chelsey Direct, LLC on December 4, 2003 with the Commission. Chelsey is the record holder of 111,304,721 shares of Common Stock and 564,819 shares of Series C Preferred Stock. Chelsey Capital Profit Sharing Plan (the "Chelsey Plan") is the sole member of Chelsey and Mr. Wachtel is the Manager of Chelsey. The sponsor of the Chelsey Plan is DSJ International Resources Ltd. ("DSJI"). Mr. Feldman is the sole officer and director of DSJI and a principal beneficiary of the Chelsey Plan. Mr. Feldman is also the owner of 160,900 shares of Common Stock. Mr. Wachtel, in his capacity as the Manager of Chelsey, will have sole voting and dispositive power with respect to 111,304,721 shares of Common Stock and 564,819 shares of Series C Preferred Stock owned by Chelsey, and Mr. Feldman will have sole voting and dispositive power with respect to 160,900 shares of Common Stock owned by him. Each of Messrs. Wachtel and Feldman have options to purchase 50,000 shares of Common Stock exercisable within 60 days. The shares of Common Stock and Series C Preferred Stock which are owned by Chelsey and Messrs. Wachtel and Feldman collectively represent approximately 61% of the combined voting power of the Company's securities.

(3) Information concerning the number of shares beneficially owned has been taken from Amendment No. 3 to the Statement on Schedule 13D filed by Regan Partners L.P. on June 5, 2003 with the Commission. Mr. Regan and Regan Partners L.P. have shared voting and dispositive power with respect to 37,773,450 shares of Common Stock and Mr. Regan has sole voting and dispositive power with respect to 1,048,233 shares of Common Stock (including options to purchase 83,333 shares exercisable within 60 days).

                SECURITY OWNERSHIP OF MANAGEMENT OF THE COMPANY

MANAGEMENT OWNERSHIP

     The following table lists share ownership of the Company's Common Stock and Series C Preferred Stock as of March 27, 2004. The information includes beneficial ownership by (i) each of the Company's directors and nominees for director and executive officers and (ii) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the Commission. Except as noted below, to the Company's knowledge, each person named in the table will have sole voting and investment power with respect to all shares of Common Stock and Series C Preferred Stock shown as beneficially owned by them.

                                                       AMOUNT AND NATURE OF      PERCENTAGE OF
NAME OF BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP(1)      CLASS(1)
------------------------                              -----------------------    -------------
Robert H. Masson....................................             85,000(2)            *
Basil P. Regan......................................         38,821,683(3)           17.6%
Thomas C. Shull.....................................          3,250,000(4)            1.5%
Wayne P. Garten.....................................             51,905(5)            *
A. David Brown......................................             85,000(6)            *
Michael D. Contino..................................          1,452,400(7)            *
Charles E. Blue.....................................            294,000(8)            *
Steven Lipner.......................................             71,174(9)            *
William B. Wachtel..................................        111,354,721(10)         51%
                                                                564,819(10)        100%
Stuart Feldman......................................        111,465,621(10)         51%
                                                                564,819(10)        100%
Donald Hecht........................................                  0(11)           *
Paul S. Goodman.....................................                  0               *
William C. Kingsford................................            235,117(12)           *
Directors and Executive Officers as a
Group (12 persons)..................................        155,861,900(13)         71%
                                                                564,819(14)        100%

---------------
  *  Less than one percent

 (1) Includes in each case shares of Common Stock issuable upon exercise of options or warrants exercisable within 60 days for the subject individual only. Percentages are computed on the basis of 220,173,633 shares of Common Stock and 564,819 shares of Series C Preferred Stock outstanding as of March 27, 2004.

 (2) Represents options to purchase 85,000 shares exercisable within 60 days.

 (3) Mr. Regan and Regan Partners L.P. have shared voting and dispositive power with respect to 37,773,450 shares of Common Stock and Mr. Regan has sole voting and dispositive power with respect to 1,048,233 shares (including options to purchase 83,333 shares exercisable within 60 days) of Common Stock.

 (4) Includes options to purchase 3,200,000 shares exercisable within 60 days.

 (5) Includes options to purchase 50,000 shares exercisable within 60 days.

 (6) Represents options to purchase 85,000 shares exercisable within 60 days.

 (7) Includes options to purchase 1,450,000 shares exercisable within 60 days.

 (8) Represents options to purchase 294,000 shares exercisable within 60 days.

 (9) Includes options to purchase 70,000 shares exercisable within 60 days.

(10) Chelsey is the record holder of 111,304,721 shares of Common Stock and 564,819 shares of Series C Preferred Stock. Chelsey Capital Profit Sharing Plan (the "Chelsey Plan") is the sole member of Chelsey and Mr. Wachtel is the Manager of Chelsey. The sponsor of the Chelsey Plan is DSJ International Resources Ltd. ("DSJI"). Mr. Feldman is the sole officer and director of DSJI and a principal beneficiary of the Chelsey Plan. Mr. Feldman is also the owner of 160,900 shares of Common Stock. Mr. Wachtel, in his capacity as the Manager of Chelsey, has sole voting and dispositive power with respect to 111,304,721 shares of Common Stock and 564,819 shares of Series C Preferred Stock owned by Chelsey, and Mr. Feldman has sole voting and dispositive power with respect to 160,900 shares of Common Stock owned by him. Each of Messrs. Wachtel and Feldman have options to purchase 50,000 shares of Common Stock exercisable within 60 days. The shares of Common Stock and Series C Preferred Stock owned by Chelsey and Messrs. Wachtel and Feldman collectively represent approximately 61% of the combined voting power of the Company's securities.

(11) Excludes options to purchase 50,000 shares which are not exercisable within 60 days.

(12) Includes options to purchase 235,117 shares exercisable within 60 days.

(13) Shares of Common Stock; includes options to purchase 5,417,333 shares exercisable within 60 days.

(14) Shares of Series C Preferred Stock.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

INTRODUCTION:

     The Board of Directors currently consists of the following (8) members:
Thomas C. Shull; A. David Brown; Stuart Feldman; Wayne P. Garten; Donald Hecht; Robert H. Masson; Basil P. Regan; and William B. Wachtel. A majority of the Board of Directors is independent as defined in Rule Section 121(A) of the American Stock Exchange's listing standards.

     At the 2003 Annual Meeting of Stockholders of the Company held on May 15, 2003, the five (5) members of the Board of Directors in office at such time were re-elected to the Board of Directors. On July 17, 2003, the size of the Board of Directors was increased from five (5) to seven (7) members and A. David Brown and Jeffrey A. Sonnenfeld were elected as members of the newly-expanded Board of Directors, subject to the fulfillment of certain conditions precedent which were fulfilled on July 29, 2003. On September 29, 2003, Martin Edelman and Wayne Garten were elected to the Board of Directors by Chelsey, as holder of the Series B Preferred Stock, as the result of the Company's failure to redeem any shares of the Series B Preferred Stock on or prior to August 31, 2003, and the Board expanded to nine (9) members. On November 18, 2003, the date of signing of the Recapitalization Agreement, E. Pendleton James, Kenneth J. Krushel and Jeffrey A. Sonnenfeld resigned from the Board of Directors. Also on November 18, 2003, the date of signing of the Recapitalization Agreement, the size of the Board of Directors was changed from nine (9) to eight (8) members and Stuart Feldman and William B. Wachtel were elected as members of the Board of Directors. Pursuant to the Recapitalization Agreement, upon completion of the Recapitalization on November 30, 2003, the number of directors was fixed at nine
(9) and Donald Hecht was elected as a member of the Board of Directors. Martin Edelman resigned from the Board of Directors effective February 15, 2004. On March 23, 2004, Paul S. Goodman was designated by Chelsey to fill the vacancy created by Mr. Edelman's resignation effective April 12, 2004.

     Pursuant to the Corporate Governance Agreement, dated as of November 30, 2003, by and among the Company, Chelsey, Stuart Feldman, Regan Partners, L.P., Regan International Fund Limited and Basil P. Regan, the parties agreed that, for a period of two years from the closing of the Recapitalization, five of the nine directors of the Company will at all times be directors of the Company designated by Chelsey (who initially were Martin L. Edelman, William Wachtel, Stuart Feldman, Wayne Garten and Donald Hecht) and one of the nine directors of the Company will at all times be a director of the Company designated by Regan Partners (who initially was Basil Regan) and one of the directors of the Company will at all times by the CEO of the Company. The right of Regan Partners to designate a nominee to the Board of Directors shall terminate if Regan Partners ceases to own at least 75% of the outstanding shares of Common Stock (as adjusted for stock splits, reverse stock splits and the like) owned by Regan Partners as of November 10, 2003. In connection with the closing of the transactions contemplated by the Recapitalization Agreement, Chelsey, Stuart Feldman, Regan Partners and Basil Regan entered into a Voting Agreement, dated as of November 30, 2003, providing that each of them will vote any shares of the Company beneficially owned by them or any entity affiliated with them to elect the nominees to the Board of Directors of Chelsey and Regan Partners designated pursuant to the Recapitalization Agreement for a period of two years unless sooner terminated. All shares for which the Company's management or Board of Directors hold proxies (including undesignated proxies) will be voted in favor of the addition of such designees of Chelsey and Regan Partners, except as may otherwise be provided by stockholders submitting such proxies. In the event that any Chelsey or Regan Partners designee shall cease to serve as a director of the Company for any reason, the Company will cause the vacancy resulting thereby to be filled by a designee of Chelsey or Regan Partners, as the case may be, reasonably acceptable to the Board of Directors as promptly as practicable. Chelsey may nominate or propose for nomination or elect any persons to the Board of Directors, without regard to the foregoing limitations, after the Series C Preferred Stock is redeemed in full. The right of Regan Partners to designate a nominee to the Board of Directors shall terminate if Regan Partners ceases to own at least 75% of the outstanding shares of Common Stock (as adjusted for stock splits, reverse stock splits and the like) owned by Regan Partners as of November 10, 2003.

     The Board has nominated eight (9) directors for election at the Annual Meeting. Four of them have been designated by Chelsey and one of them has been designated by Regan Partners pursuant to the Corporate Governance Agreement discussed above. The Corporate Governance Agreement also requires that the Board of Directors designate the Chief Executive Officer of the Company to serve as a member of the Board of Directors. Messrs. Brown and Masson were nominated by the Nominating Committee. All of them are currently serving as directors. If you elect the nine (9) directors nominated for election at the Annual Meeting, they will hold office until the next annual meeting of stockholders or until their successors have been elected or until their earlier death, resignation, retirement, disqualification or removal as provided in the Company's Certificate of Incorporation and bylaws. A majority of the directors nominated for election at the Annual Meeting are independent as defined in Rule Section 121(A) of the American Stock Exchange's listing standards.

NOMINEES:

THOMAS C. SHULL...........
  AGE 52 Thomas C. Shull has been Chairman of the Company's Board of Directors since January 10, 2002 and a member of the Board of Directors of the Company and President and Chief Executive Officer of the Company since December 5, 2000. In 1990, Mr. Shull co-founded Meridian Ventures, a venture management and turnaround firm presently based in Connecticut, and has served as chief executive officer since its inception. From 1997 to 1999, he served as President and CEO of Barneys New York, a leading luxury retailer, where he led them out of bankruptcy. From 1992 to 1994, Mr. Shull was Executive Vice President of the R.H. Macy Company, Inc., where he was responsible for human resources, information technology, business development, strategic planning and merchandise distribution and led the merger negotiations with Federated Department Stores. Prior to that, he served as a consultant with McKinsey & Company and in the early 1980s as a member of the National Security Council Staff in the Reagan White House.

A. DAVID BROWN............
  AGE 61 Mr. Brown is the co-founder of Bridge Partners LLC, a consumer financial services and diversity headhunting firm. Prior to co-founding Bridge Partners, Mr. Brown served as a Managing Director of Whitehead Mann after having served as Vice President of the Worldwide Retail/Fashion Specialty Practice at Korn/Ferry International. Previously, Mr. Brown served for 12 years as Senior Vice President for Human Resources at R.H. Macy & Co. He was responsible for human resources and labor relations for 50,000 employees in five U.S. divisions and 17 foreign buying offices around the world. He serves on the Boards of Zale Corporation and Selective Insurance Group, Inc. He is a member of the Board of Trustees of

                           Morristown Memorial Hospital, Drew University and the Jackie Robinson Foundation. Mr. Brown was elected a director of the Company effective July 29, 2003.

STUART FELDMAN............
  AGE 44 Mr. Feldman has been a principal of Chelsey Capital, LLC, a private hedge fund, for more than the past five years. Mr. Feldman is the principal beneficiary of the Chelsey Capital Profit Sharing Plan, which is the sole member of Chelsey. Mr. Feldman was elected a director of the Company effective November 18, 2003, the date of signing of the Recapitalization Agreement. Mr. Feldman was elected a director of the Company on November 18, 2003, the date of the signing of the Recapitalization Agreement.

WAYNE P. GARTEN...........
  AGE 51 Mr. Garten has served as the President of Caswell-Massey Ltd., Inc., a retailer and direct marketer of fragrance and other personal care products, since January 2004. Prior thereto, Mr. Garten was a financial consultant specializing in the direct marketing industry. He was Chief Executive Officer and President of Popular Club, Inc., a direct selling, catalog marketer of apparel and general merchandise products, from 2001 to 2003. From 1997 to 2000, he was Executive Vice President and Chief Financial Officer of Micro Warehouse, Inc., an international catalog reseller of computer products. From 1983 to 1996, Mr. Garten held various financial positions at Hanover Direct and its predecessor, The Horn & Hardart Company, including Executive Vice President and Chief Financial Officer from 1989 to 1996. Mr. Garten is a Certified Public Accountant. Mr. Garten was elected a director of the Company by Chelsey effective September 29, 2003.

PAUL S. GOODMAN...........
  AGE 50 Mr. Goodman is the Chief Executive Officer of Chelsey Broadcasting Company, LLC, which position he has held since January 2003. Chelsey Broadcasting is the owner of middle market network-affiliated television stations. Until October 2002, Mr. Goodman had served as a director of Benedek Broadcasting Corporation from November 1994 and as a director of Benedek Communications Corporation from its inception. Until October 2002, Mr. Goodman was also corporate counsel to Benedek Broadcasting since 1983 and Benedek Communications since its formation in 1996. From April 1993 to December 2002, Mr. Goodman was a member of the law firm of Shack Siegel Katz Flaherty & Goodman, P.C. From January 1990 to April 1993, Mr. Goodman was a member of the law firm of Whitman & Ransom. Mr. Goodman became a director of the Company effective April 12, 2004.

DONALD HECHT..............
  AGE 70 Mr. Hecht has, since 1966, together with his brother, Michael Hecht, managed Hecht & Company, an accounting firm. Mr. Hecht was elected a director of the Company effective November 30, 2003, the date of the closing of the Recapitalization.

ROBERT H. MASSON..........
  AGE 68 Robert H. Masson served as Senior Vice President, Finance and Administration and Vice President and Chief Financial Officer of Parsons &

                           Whittemore, Inc., a global pulp and paper manufacturer, from May 1990 until his retirement June 30, 2002. Prior thereto, Mr. Masson held various executive, financial and treasury roles with The Ford Motor Company, Knutson Construction Company, Ellerbe, PepsiCo, Inc. and Combustion Engineering (now part of the ABB Group). Mr. Masson currently serves as a Trustee and as the Chairman of the Finance Committee of The Naval Aviation Museum Foundation, Inc. in Pensacola, Florida. Mr. Masson was elected a director of the Company effective January 1, 2003.

BASIL P. REGAN............
  AGE 63 Basil P. Regan has been the General Partner of Regan Partners, L.P., a limited partnership that invests primarily in turnaround companies and special situations, since December 1989. He has been President of Regan Fund Management Ltd. since October 1995, which manages Regan Partners, L.P., Regan Fund International, L.P. and Super Hedge Fund, L.P. From 1986 to 1989, Mr. Regan was Vice President and Director of Equity Research of Reliance Group Holdings. Mr. Regan was elected a director of the Company in August 2001.

WILLIAM B. WACHTEL........
  AGE 49 Mr. Wachtel has been a managing partner of Wachtel & Masyr, LLP, or its predecessor law firm (Gold & Wachtel, LLP), since its founding in August 1984. He is the co-founder of the Drum Major Institute, a not-for-profit organization carrying forth the legacy of Dr. Martin Luther King, Jr. Mr. Wachtel is the Manager of Chelsey. Mr. Wachtel was elected a director of the Company effective November 18, 2003, the date of signing of the Recapitalization Agreement. Mr. Wachtel was elected a director of the Company on November 18, 2003, the date of the signing of the Recapitalization Agreement.

CORPORATE GOVERNANCE

  Board of Directors Meetings

     In 2003, the Board of Directors held fifteen meetings in person or by conference telephone and took action by written consent on three occasions. Each incumbent director attended at least 75% of the aggregate number of the Company's Board of Directors Meetings and his committee meetings except for Mr. Garten. While the Company encourages all members of the Board of Directors to attend the Annual Meeting, there is no formal policy as to their attendance at each of the annual meetings of stockholders. All of the members of the Board of Directors attended the 2003 annual meeting of stockholders. The Company holds meetings of its Board of Directors on at least a quarterly basis.

 Board of Director Independence

     Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent as defined in Rule Section 121(A) of the American Stock Exchange's listing standards, and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members' current and historic relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors and shareholders; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company's board members are directors or executive officers. After evaluating these factors the Board of Directors has determined that a majority of its members are independent directors of the Company within the meaning of applicable American Stock Exchange rules.

     Independent members of the Board of Directors of the Company meet in executive session without management present, and are scheduled to do so at least annually.

  Stockholder Communications

     The Company's stockholders may communicate directly with the members of the Board of Directors or the individual chairman of standing Board of Directors committees by writing directly to those individuals at the following address:
Hanover Direct, Inc., 115 River Road, Building 10, Edgewater, New Jersey 07020. The Company's general policy is to forward, and not to intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual unless the Company believes the communication may pose a security risk.

  Code of Ethics

     The Company has adopted a code of ethics that applies to the Company's principal executive officer, principal financial officer and principal accounting officer and other persons performing similar functions. A copy of the code of ethics has been filed with the Securities & Exchange Commission as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2002. The Company has also adopted a Code of Conduct that applies to the Company's directors, officers and employees. A copy of the Code of Conduct has been filed with the Securities & Exchange Commission as an Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2003.

BOARD COMMITTEES

     The Board of Directors has standing Executive, Audit, Stock Option and Executive Compensation, Nominating, Transactions and Corporate Governance Committees.

  The Executive Committee.

     - During 2003, Messrs. Kenneth J. Krushel (Chairman), Basil P. Regan, Thomas C. Shull, Robert H. Masson and Jeffrey A. Sonnenfeld were members of the Executive Committee. Upon execution of the Recapitalization Agreement, the members of the Executive Committee became Stuart Feldman (Chairman), Martin Edelman and Basil Regan. The current members of the Executive Committee are Stuart Feldman (Chairman) and Basil Regan.

     - The duties of the Executive Committee include:

      - recommending actions to the Board of Directors; and

      - acting on behalf of the Board of Directors on certain operating matters requiring Board of Director approval when the Board of Directors is not in session.

     - The Executive Committee held five meetings in person or by conference call in 2003 and took action by written consent on two occasions in 2003.

  The Audit Committee.

     - At various times during 2003, Messrs. Robert H. Masson (Chairman), Kenneth J. Krushel and E. Pendleton James were members of the Audit Committee. Upon execution of the Recapitalization Agreement, the members of the Audit Committee became Robert Masson (Chairman), Wayne P. Garten and A. David Brown. Donald Hecht was added to the Audit Committee at the same time he was added to the Board of Directors. The current members of the Audit Committee are Messrs. Masson (Chairman), Garten, Brown and Hecht. Each of the members of the Audit Committee is independent, as defined in Rule Section 121(A) of the American Stock Exchange's listing standards.

     - The duties of the Audit Committee include:

      - monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

      - responsibility for the appointment, compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing its audit report or any related work;

      - determining the extent of funding necessary for payment of compensation to the independent auditor for the purpose of rendering or issuing the annual audit report and to any independent legal counsel or other advisors retained under the preceding paragraph to advise the Audit Committee;

      - seeking to insure and monitor the independence and performance of the Company's external auditors and internal auditing department and advise the Board of Directors;

      - reviewing and approving all related-party transactions;

      - monitoring the independence and performance of the Company's independent auditors and internal auditing department;

      - ensuring that the independent auditor submits to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discussing with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and satisfying itself as to the independent auditor's independence;

      - confirming that the independent auditor does not violate the audit rotation requirements of Section 203 of the Sarbanes-Oxley Act of 2002, which provides that the auditor may not perform audit services for the Company if the lead audit partner or the audit partner responsible for reviewing the audit has performed audit services for the Company for each of the five (5) previous fiscal years;

      - establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

      - providing an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors;

      - reviewing and reassessing the adequacy of its charter at least annually;

      - reviewing the Company's annual audited financial statements prior to filing or distribution;

      - in consultation with management, the independent auditors and the internal auditors, considering the integrity of the Company's financial reporting processes and controls and significant risk exposures;

      - reviewing with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution;

      - reviewing the performance, independence and compensation of the independent auditors and approving, appointing and/or discharging auditors on an annual basis. Reviewing the independent auditor's plan, discussing yearly audit results with auditors prior to release, and considering independent auditors' judgments with respect to the quality and appropriateness of the Company's accounting methods;

      - reviewing the internal organizational structure and qualifications, as needed; reviewing the annual audit scope and plan; reviewing the appointment, annual performance reviews and replacement of internal audit executives; reviewing summary findings and management's response; and reviewing annually, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements;

      - annually assessing its performance of the duties specified in the charter of the Audit Committee and reporting its findings to the Board of Directors; and

      - performing any other activities consistent with the charter of the Audit Committee, the Company's By-Laws and governing law as the Audit Committee or the Company's Board of Directors deems necessary or appropriate.

     - The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of the Charter is filed as Appendix C to this Proxy Statement.

     - The Audit Committee held five meetings in person or by conference call in 2003 and took action by written consent on two occasions in 2003.

     - The Company's Board of Directors has determined that the Company has at least one "audit committee financial expert" who is financially sophisticated serving on the Audit Committee of the Board of Directors who is "independent" of management within the definition of such term in the Exchange Act and the listing requirements of the American Stock Exchange. Robert H. Masson, a member of the Board of Directors and the Chairman of its Audit Committee, is the "audit committee financial expert" serving on the Company's Audit Committee.

     Pre-Approval Policy. The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, our independent auditors. Each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by our accountants during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.
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

  The Stock Option and Executive Compensation Committee.

     - At various times during 2003, Messrs. Jeffrey A. Sonnenfeld (Chairman),
       A. David Brown and Robert H. Masson were members of the Stock Option and Executive Compensation Committee. Upon execution of the Recapitalization Agreement, the members of the Stock Option and Executive Compensation Committee became A. David Brown (Chairman), Wayne Garten and Stuart Feldman who are the current members of the Stock Option and Executive Compensation Committee. Each of the members of the Stock Option and Executive Committee is independent, as defined in Rule Section 121(A) of the American Stock Exchange's listing standards, except for Mr. Feldman. The Amex rules provide that the Compensation Committee be composed solely of independent directors unless the Board of Directors, under exceptional and limited circumstances, determines that membership on the Compensation Committee of one director that is not independent is in the best interests of the Company. The Board has determined that Mr. Feldman's service on the Compensation Committee was and is in the best interest of the Company due to his business experience and his perspective as the beneficial owner of 61% of the combined voting power of the Company's Voting Stock as well as the Company's contractual obligation under the Recapitalization Agreement which was entered into prior to the effective date of the Amex rules to include Mr. Feldman as a member of the Compensation Committee.

     - The duties of the Stock Option and Executive Compensation Committee include reviewing and making recommendations for approval by the Board of Directors of remuneration arrangements for directors and members of management including the chief executive officer and the other executive officers.

     - The Stock Option and Executive Compensation Committee did not hold meetings in 2003 in person or by conference call and took action by written consent on six occasions in 2003.

  The Nominating Committee.

     - At various times during 2003, Messrs. E. Pendleton James (Chairman), Jeffrey A. Sonnenfeld, A. David Brown, Robert H. Masson and Basil P. Regan were members of the Nominating Committee. Upon execution of the Recapitalization Agreement, the members of the Nominating Committee became William Wachtel (Chairman), Wayne Garten and Thomas Shull who are the current members of the Nominating Committee. Each of the members of the Nominating Committee is independent, as defined in Rule Section 121(A) of the American Stock Exchange's listing standards, except for Messrs. Shull and Wachtel. The Amex rules provide that the Nominating Committee be composed solely of independent directors unless the Board of Directors, under exceptional and limited circumstances, determines that membership on the Nominating Committee of one director that is not independent is in the best interests of the Company. The Board has determined that Mr. Wachtel's service on the Nominating Committee was and is in the best interest of the Company due to his business experience and his personal contacts and his perspective as an affiliate of the holder of 61% of the combined voting power of the Company's Voting Stock as well as the Company's contractual obligation under the Recapitalization Agreement which was entered into prior to the effective date of the Amex rules to include Mr. Wachtel as a member of the Nominating Committee. Mr. Shull will be replaced as a member of the Nominating Committee by an independent director at the annual meeting of the Board of Directors immediately following the Annual Meeting of Stockholders.

     - The duties of the Nominating Committee include evaluating and recommending candidates for election or reelection to the Board of Directors and its committees, including those recommendations submitted by stockholders.

     - It is a policy of the Nominating Committee that candidates for director are at least 18 years of age and possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Company and serving the long-term interest of the Company's stockholders. The committee's process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with the Company during the applicable time period; and (2) in the case of new director candidates, the committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The committee meets to discuss and consider such candidates' qualifications, including whether the nominee is independent for purposes of the American Stock Exchange rules, and then selects a candidate for recommendation to the Board of Directors by majority vote. In seeking potential nominees, the Nominating Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the committee rejected a timely director nominee from a stockholder(s) holding more than 5% of the Company's voting stock.

      The Nominating Committee is mindful of the Company's contractual obligations under the Corporate Governance Agreement to nominate five persons designated by Chelsey, one person designated by Regan Partners and the Chief Executive Officer of the Company for election to the Board of Directors as discussed below.

      The Nominating Committee will consider director candidates recommended by stockholders provided the stockholders follow the procedures set forth below. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or otherwise.

     - The bylaws of the Company require advance notice of nominations for election to the Board of Directors, other than those made by the Board of Directors. Unless waived by the Board of Directors, a notice of nomination must be received by the Company at least 75 days before initiation of solicitation to the stockholders for election in the event of an election other than at an annual meeting of stockholders, and at least 75 days before the date that corresponds to the record date of the prior year's annual meeting of stockholders in the event of an election at an annual meeting of stockholders, and in all events must include information required pursuant to the Exchange Act and the rules and regulations promulgated thereunder.

     - The Company's Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as Appendix D to this Proxy Statement.

     - The Nominating Committee held one meeting in person in 2003 and took action by written consent on two occasions in 2003.

     Upon completion of the Recapitalization, the Company entered into a Corporate Governance Agreement dated as of November 30, 2003, with Chelsey, Stuart Feldman, Regan Partners, Regan International Fund Limited and Basil Regan (the "Corporate Governance Agreement"). Pursuant to the terms of the Corporate Governance Agreement, for a period of two (2) years from the completion of the Recapitalization, five (5) of the nine (9) directors of the Company will at all times be directors of the Company designated by Chelsey (which initially were Martin Edelman, Stuart Feldman, Wayne Garten, Donald Hecht and William Wachtel), one (1) of the nine (9) directors of the Company will at all times be a director of the Company designated by Regan Partners (which initially was Basil Regan) and one (1) director will be the Chief Executive Officer of the Company. The right of Regan Partners to designate a nominee to the Board of Directors shall terminate if Regan Partners ceases to own at least 75% of the outstanding shares of Common Stock (as adjusted for stock splits, reverse stock splits and the like) owned by Regan Partners as of November 10, 2003. All shares for which the Company's management or Board of Directors hold proxies (including undesignated proxies) will be voted in favor of the election of such designees of Chelsey and Regan Partners, except as may otherwise be provided by stockholders submitting such proxies. In the event that any Chelsey or Regan Partners designee shall cease to serve as a director of the Company for any reason, the Company will cause the vacancy resulting thereby to be filled by a designee of Chelsey or Regan Partners, as the case may be, reasonably acceptable to the Board of Directors as promptly as practicable. Chelsey may nominate or propose for nomination or elect any persons to the Board of Directors, without regard to the foregoing limitations, after the Series C Preferred Stock is redeemed in full.

 The Transactions Committee.

     - At various times during 2003, Messrs. Kenneth J. Krushel (Chairman), Robert H. Masson, E. Pendleton James, Jeffrey A. Sonnenfeld and A. David Brown were members of the Transactions Committee. Upon execution of the Recapitalization Agreement, and until the earlier of (i) two (2) years from the closing of the Recapitalization and (ii) the redemption in full of the Series C Preferred Stock, the Transactions Committee will consist of three (3) members: one (1) designated by Chelsey (initially Martin Edelman), one (1) designated by Regan Partners (initially Basil Regan) and an independent member to be unanimously designated by Chelsey and Regan Partners (initially David Brown). The right of Regan Partners to designate a member of the Transactions Committee will terminate if Regan Partners ceases to own at least 75% of the outstanding shares of Common Stock owned by Regan Partners as November 10, 2003. The current members of the Transactions Committee are Basil Regan and David Brown. Each of the members of the Transactions Committee is independent, as defined in Rule Section 121(A) of the American Stock Exchange's listing standards and as determined by the Board of Directors.

     - Until the closing of the Recapitalization on November 30, 2003, the duties of the Transactions Committee included:

      - Providing assistance to the directors in fulfilling their responsibility to the stockholders by recommending appropriate actions to the Board of Directors or acting on behalf of the Board of Directors on a matter which requires Board of Directors approval involving any of the following:

        (a) A material transaction with: (1) a person who (or an entity which) may possess control of the Company by virtue of contract, ownership of securities or otherwise; (2) a director or stockholder owning more than ten percent (10%) of the voting securities of the Company; or (3) a person who is related by blood or marriage to a director or stockholder owning more than ten percent (10%) of the voting securities of the Company;

        (b) A material transaction or series of transactions pursuant to which, or as a result of which it is reasonably foreseeable that, a person or entity described in subparagraph (a) above would (1) obtain consideration which is either more favorable or materially different than the consideration to be received by, or is at the expense of, other holders of the same class of stock of the Company, or (2) have interests materially different than or adverse to the interests of the other holders of the same or any other class of stock of the Company; or

        (c) A material transaction or series of transactions that the Board of Directors determines to refer to the Transactions Committee.

     - Following the closing of the Recapitalization, the Audit Committee assumed the responsibilities of the Transactions Committee described above.

     - Upon execution of the Recapitalization Agreement, and until the earlier of (i) two (2) years from the closing of the Recapitalization and (ii) the redemption in full of the Series C Preferred Stock, the duties of the Transactions Committee include passing on redemptions of the Series C Preferred Stock, including transactions that pursuant to the terms of the Series C Preferred Stock would require the Company to redeem any shares of the Series C Preferred Stock (consistent with applicable laws or agreements). The Board of Directors, in the reasonable exercise of its business judgment, will determine if any such transaction is reasonably likely to require the Company to redeem any shares of the Series C Preferred Stock, and, if the Board of Directors determines that a redemption is reasonably likely, such matter shall then be submitted to the Transactions Committee.

     - A unanimous vote of the three-member Transactions Committee is required for the above actions. A unanimous vote of the Transactions Committee cannot be overturned by the Board of Directors. If the Transactions Committee is unable to decide unanimously on any matter before the Transactions Committee during the first five (5) months following the execution of the Recapitalization Agreement (or April 16, 2004), such matter will be decided by a vote of at least five (5) members of the Board of Directors while the Board of Directors has eight (8) members and six (6) members of the Board of Directors while the Board of Directors has nine (9) members, and thereafter such matter will be decided by a majority of the Board of Directors.

     - The Transactions Committee held five meetings in person or by conference call in 2003 and took action by written consent on no occasions in 2003.

  The Corporate Governance Committee.

     - The Company established a Corporate Governance Committee in December 2003. Messrs. A. David Brown, William Wachtel, Robert H. Masson and Martin Edelman (Chairman) were the initial members of the Corporate Governance Committee. The current members of the Corporate Governance Committee are Messrs. Brown, Masson and Wachtel.

     - The duties of the Corporate Governance Committee include: (i) developing and recommending to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director or a member of senior management; (ii) establishing procedures for the committee to exercise oversight of the evaluation of the Board and management including, reporting to the Board following the end of each fiscal year with an assessment of the Board's and management's performance of its duties and responsibilities during the preceding fiscal year with the objective of improving the effectiveness of the Board and management; (iii) making recommendations to the Board with respect to potential successors to the Chief Executive Officer and with the participation of the Chief Executive Officer developing and recommending to the Board management succession and career development plans with respect to the Company's senior management; (iv) developing and recommending to the Board a set of corporate governance principles applicable to the Company, and reviewing those principles at least once a year; and (v) reviewing and publishing the Company's code of conduct and ethics as required by the American Stock Exchange and applicable securities laws.

     - The Corporate Governance Committee held no meetings in 2003 in person or by conference call and took no action by written consent in 2003.

LEGAL PROCEEDINGS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

     On July 17, 2003, the Company filed an action in the Supreme Court of the State of New York, County of New York (Index No. 03/602269) against Richemont Finance S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg ("Richemont"), and Chelsey, seeking a declaratory judgment as to whether Richemont improperly transferred all of Richemont's securities in the Company consisting of 29,446,888 shares of Common Stock and 1,622,111 shares of Series B Preferred Stock (collectively, the "Shares") to Chelsey on or about May 19, 2003 and whether the Company could properly recognize the transfer of those Shares from Richemont to Chelsey under federal and/or state law. On July 29, 2003, Chelsey answered the Company's complaint, alleged certain affirmative defenses and raised three counterclaims against the Company, including Delaware law requiring the registration of the Shares, damages, including attorney's fees, for the failure to register the Shares, and tortious interference with contract. Chelsey also moved for a preliminary injunction directing the Company to register the ownership of the Shares in Chelsey's name. Chelsey later moved for summary judgment dismissing the Company's complaint. Subsequently, Chelsey moved to compel production of certain documents and for sanctions and/or costs. On August 28, 2003, Richemont moved to dismiss the Company's complaint. It subsequently filed a motion seeking sanctions and/or costs against the Company. On October 27, 2003, the Court granted Chelsey's motion for summary judgment and Richemont's motion to dismiss and ordered that judgment be entered dismissing the case in its entirety. The Court also denied Chelsey's and Richemont's motions for sanctions and Chelsey's motion to compel production of certain documents.

     Pursuant to the terms and conditions of the MOU and the Recapitalization Agreement, the Company acknowledged that Chelsey is the lawful and bona fide owner of the Shares and the Company and Chelsey executed a Stipulation of Discontinuance for filing with the Supreme Court of the State of New York in connection with the litigation between the Company and Chelsey.

INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The Company indemnifies its directors and executive officers to the fullest extent permitted by applicable law against liabilities incurred as a result of their service to the Company and directors, in particular, against liabilities incurred as a result of their service as directors of other corporations when serving at the request of the Company. The Company had directors and officers liability insurance policies, underwritten by Greenwich Insurance Company, Zurich American Insurance Company and National Union Fire Insurance Company of Pittsburgh, PA, in the aggregate amount of $25,000,000 which terminated on the closing of the Recapitalization by their terms. As to reimbursements by the insurer of the Company's indemnification expenses, the policies had a $250,000 deductible for securities claims against the Company and a $150,000 deductible for all other indemnifiable losses. The policy terms were from June 1, 2003 to June 1, 2004. The Company also purchased a supplemental policy issued by the National Union Fire Insurance Company (AIG) to cover independent directors in the amount of $15,000,000, which expired on the closing of the Recapitalization by its terms. Such policies were replaced on the closing of the Recapitalization with a policy written by National Union Fire Insurance Co. for a limit of $15,000,000. In addition, the Company purchased a tail policy of insurance issued by National Union Fire Insurance Co. providing for coverage in the amount of $15,000,000 for a period of six years for actions occurring prior to the closing of the Recapitalization Agreement for a one time premium of approximately $625,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires officers, directors and beneficial owners of more than 10% of the Company's shares to file reports with the Commission and the American Stock Exchange. Based solely on a review of the reports and representations furnished to the Company during the last fiscal year by such persons, the Company believes that each of these persons is in compliance with all applicable filing requirements.

VOTING REQUIRED

     The affirmative vote of the holders of a plurality of the combined voting power of all shares of Voting Stock voted at the Annual Meeting, whether in person or by proxy, whether by mail, Internet or telephone, and voting together as a single class, is required to elect directors. Each share of Common Stock has one (1) vote and each share of Series C Preferred Stock has one hundred
(100) votes. The enclosed proxy allows you to vote for the election of all of the nominees listed, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Pursuant to the terms of the Voting Agreement described above under the caption "The Recapitalization", the election of the director nominees is assured.

     If you do not vote for a nominee, your vote will not count either for or against the nominee. Also, if your broker does not vote on any of the nominees, it will have no effect on the election.

     The persons named in the enclosed proxy intend to vote "FOR" the election of all of the nominees. Other than Mr. Goodman, each of the nominees currently serves as a director and has consented to be nominated. We do not foresee that any of the nominees will be unable or unwilling to serve, but if such a situation should arise your proxy will vote in accordance with his or her best judgment.

             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION
                         OF THE NOMINEES FOR DIRECTOR.

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

                                   PROPOSAL 2

   AMENDING CERTIFICATE OF INCORPORATION TO REDUCE PAR VALUE OF COMMON STOCK

GENERALLY

     The Board is submitting to you an amendment to the Company's Certificate of Incorporation that would reduce the par value of the Common Stock from $.66 2/3 per share to $.01 per share and to reclassify the outstanding shares of Common Stock into such lower par value shares. The Board has already adopted a resolution declaring the advisability of the amendment.

REASONS FOR PROPOSAL

     Pursuant to the terms and conditions of the Recapitalization Agreement, the Company, acting through its Board of Directors and in accordance with its charter and bylaws and applicable law, has agreed to present to the Company's stockholders a proposal to reduce the par value of the Common Stock from $.66 2/3 per share to $.01 per share and to reclassify the outstanding shares of Common Stock into such lower par value shares. The Board recommends that the par value per share of Common Stock be decreased to $.01 to allow the Board to reduce the Company's capital in order to facilitate the redemption of the Company's Series C Preferred Stock under the DGCL.

     "Par value" is a dollar value assigned to shares of capital stock by the corporation's incorporators. There is no minimum or maximum value requirement for par value under the DGCL, and the Board believes the prevailing current practice of public companies is to have shares with nominal par value (such as $0.01 per share). However, under the current DGCL, and notwithstanding the fact that par value has limited significance, once a par value is assigned to the shares of capital stock of a Delaware corporation, such corporation cannot issue shares of capital stock for a consideration having a value below par, except out of treasury shares.

     Since the average quoted price for the Company's common stock is substantially below the current par value attributed to such stock on March 26, 2004, the closing sale price of the Company's common stock was $0.26 per share and the par value of the Company's Common Stock is currently set forth at $.66 2/3 per share), the Board has determined that such par value restricts the Company's ability to (i) pursue its restructuring strategy, which may involve the issuance by the Company of shares of Common Stock or options to purchase such shares for nominal consideration, and (ii) incentivize management, as the Company may not issue stock in respect of options with an exercise price for the underlying shares of Common Stock below par, including with respect to options previously granted to management, except out of treasury shares. The Board recommends that the par value per share of Common Stock be reduced to $.01 to allow the Board greater flexibility in setting the consideration that may be paid for its issuance of shares of Common Stock or securities exercisable for or convertible into shares of Common Stock.

     In addition, reducing par value of the Company's Common Stock may decrease the Company's franchise taxes depending on the method of calculating franchise taxes used by the Company. A reduction in the par value of the Company's Common Stock will not otherwise affect the rights of the Company's stockholders. There are no arrears in dividends with respect to the Company's Common Stock.

PRINCIPAL EFFECTS ON OUTSTANDING COMMON STOCK

     If Proposal 2 is approved, the Board will be authorized to file a certificate of amendment with the Delaware Secretary of State that will reset the par value of the Common Stock to $.01 per share and reclassify the outstanding shares of common stock into such lower par value shares. As a result, the Company may make appropriate adjustment to its stockholders' equity accounts on its balance sheet. For example, if the Company had effected the reduction in par value on December 27, 2003, the amount of the Company's stated capital could have been reduced to approximately $2,228,612 and its additional paid-in capital account could have been increased by approximately $145,958,609.

     If approved by the Company's stockholders, the reduction in par value and the reclassification of the outstanding shares of common stock into such lower par value shares would become effective as soon as reasonably practicable after the Annual Meeting by the Company's filing of a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State. The Company anticipates that the reduction in par value, if approved by its stockholders, would be implemented by the same certificate of amendment as the change in authorized shares contemplated by Proposal 3, to the extent that proposal is approved by the Company's stockholders.

VOTE REQUIRED

     The affirmative "FOR" votes of the holders of (a) a majority of the outstanding shares of Common stock, voting separately as a class, (b) at least two-thirds of the outstanding shares of Series C Preferred Stock, voting separately as a class, and (c) a majority of the outstanding shares of Common Stock and Series C Preferred Stock, voting together as a class, are required for approval of Proposal 2. Pursuant to the terms of the Voting Agreement described above under the caption "The Recapitalization," the approval of Proposal 2 is assured.

     In addition, as of the record date, Chelsey, beneficially owned 111,304,721 shares of Common Stock (approximately 51% of the outstanding Common Stock) and 564,819 shares of Series C Preferred Stock, collectively representing approximately 61% of the combined voting power of the Voting Stock. Accordingly, Chelsey alone will be able to control the outcome of all matters upon which it votes.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT
       TO THE CERTIFICATE OF INCORPORATION TO REDUCE THE PAR VALUE OF THE
      COMPANY'S COMMON STOCK TO $.01 AND RECLASSIFY THE OUTSTANDING SHARES
               OF COMMON STOCK INTO SUCH LOWER PAR VALUE SHARES.

                                   PROPOSAL 3
AMENDING CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF STOCK
                WHICH THE COMPANY WOULD HAVE AUTHORITY TO ISSUE

GENERALLY

     The Board is submitting to you an amendment to the Company's Certificate of Incorporation that would increase the number of shares of Additional Preferred Stock which the Company would have authority to issue from 5,000,000 shares to 15,000,000 shares and make a corresponding change in the total number of shares of all classes of stock which the Corporation has authority to issue. All of the additional 10,000,000 shares would be allocated to the number of shares of Additional Preferred Stock that the Company would have authority to issue. As of March 27, 2004, 5,000,000 shares of Additional Preferred Stock were authorized, of which 564,819 shares of the Company's Series C Participating Preferred Stock were outstanding. The Board has no current plans for the issuance of such additional shares of Additional Preferred Stock.

     If approved by the Company's stockholders, the increase in authorized additional shares would become effective as soon as reasonably practicable after the Annual Meeting by filing a Certificate of Amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State. The Company anticipates that the increase in authorized shares, if approved by its stockholders, would be implemented by the same certificate of amendment as the reduction in par value contemplated by Proposal 2, to the extent that proposal is approved by the Company's stockholders. The Board believes that the amendment will benefit the Company and you and, thus, recommends approval of the amendment. The Board has already adopted a resolution declaring the advisability of the amendment.

REASONS FOR PROPOSAL

     Pursuant to the terms and conditions of the Recapitalization Agreement, the Company, acting through its Board of Directors and in accordance with its charter and bylaws and applicable law, has agreed to present to the Company's stockholders a proposal to increase the number of shares of all classes of stock which the Company would have authority to issue by 10,000,000 shares from 318,172,403 shares to 328,172,403, of which all 10,000,000 shares would be allocated to the number of shares of Additional Preferred Stock which the Company would have authority to issue. The Additional Preferred Stock may be issued in classes and series with rights and preferences determined by the Company's Board of Directors, without further action by Company's stockholders.

     Under the DGCL, the Company is required to obtain approval from its stockholders to amend its charter to increase the number of shares of capital stock authorized for issuance. After taking into consideration the Company's current outstanding equity obligations, together with its obligations under the Recapitalization Agreement and related documents in connection with the Recapitalization described earlier in this Proxy Statement, the Board has determined that it is desirable to increase the number of shares of Additional Shares of Preferred Stock, and the total number of shares of all classes of stock, authorized for issuance by 10,000,000. The additional shares of Additional Preferred Stock will be available for general corporate purposes, as determined by the Board, without (except as otherwise provided by law) further authority from you. The Company has no current plans for the issuance of such shares.

PRINCIPAL EFFECTS OF THE INCREASE IN AUTHORIZED SHARES

     The following table illustrates the principal effects of the increase in authorized shares discussed in this Proposal on the Company's capitalization:

                                                                                  NUMBER OF SHARES
                                                              NUMBER OF SHARES     SUBSEQUENT TO
                                                              PRIOR TO INCREASE     INCREASE IN
                                                                IN AUTHORIZED        AUTHORIZED
CLASS OF SHARES                                                   SHARES(1)            SHARES
---------------                                               -----------------   ----------------
Common Stock Authorized:....................................     300,000,000        300,000,000
Common Stock Outstanding (2):...............................     220,173,633        220,173,633
Common Stock Reserved for Issuance Pursuant to
  Options:(3)...............................................      40,621,251         40,621,251
Common Stock Available for Future Issuance:.................      39,205,116         39,205,116
Additional Preferred Stock Authorized:......................       5,000,000         15,000,000
Additional Preferred Stock Outstanding(4):..................         564,819            564,819
Class B 8% Cumulative Preferred Stock Authorized:...........          40,000             40,000
Class B 8% Cumulative Preferred Stock Outstanding:..........               0                  0
7.5% Cumulative Convertible Preferred Stock Authorized:.....         861,900            861,900
7.5% Cumulative Convertible Preferred Stock Outstanding:....               0                  0
Class B Common Stock Authorized:............................      12,270,503         12,270,503
Class B Common Stock Outstanding:...........................               0                  0
Total Number of Shares of All Classes of the Company's Stock
  Authorized:...............................................     318,172,403        328,172,403

---------------

(1) At March 27, 2004.

(2) Excludes 2,120,929 shares of Treasury Stock.

(3) Includes 2,120,929 shares of Treasury Stock.

(4) Represents 564,819 shares of Series C Preferred Stock outstanding. There is no other series of preferred stock outstanding.

VOTE REQUIRED

     The affirmative "FOR" vote of the holders of (a) at least two-thirds of the outstanding shares of Series C Preferred Stock, voting separately as a class, and (b) a majority of the outstanding shares of Common Stock and Series C Preferred Stock, voting together as a class, are required for approval of Proposal 3. Pursuant to the terms of the Voting Agreement described above under the caption "The Recapitalization," the approval of Proposal 3 is assured.

     In addition, as of the record date, Chelsey, beneficially owned 111,304,721 shares of Common Stock (approximately 51% of the outstanding Common Stock) and 564,819 shares of Series C Preferred Stock, collectively representing approximately 61% of the combined voting power of the Voting Stock. Accordingly, Chelsey alone will be able to control the outcome of all matters upon which it votes.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT
      TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF ADDITIONAL PREFERRED STOCK AND THE TOTAL NUMBER OF SHARES OF ALL
       CLASSES OF STOCK WHICH THE COMPANY WOULD HAVE AUTHORITY TO ISSUE.

                                   PROPOSAL 4

                RATIFICATION AND APPROVAL OF THE ADOPTION OF THE
                      2004 STOCK OPTION PLAN FOR DIRECTORS

GENERALLY

     The Company is asking you to ratify and approve the adoption of the Company's 2004 Stock Option Plan for Directors (the "2004 Plan"). The purpose of the 2004 Plan is to advance the interests of the Company, through the grant of options to purchase shares of Common Stock, by providing non-employee directors of the Company (other than directors who are non-resident United States aliens), with a larger personal and financial interest in the success of the Company. The following is a brief summary of the 2004 Plan. The complete text of the 2004 Plan, as in effect on the date hereof, is attached hereto as Appendix A.

SUMMARY OF THE 2004 PLAN

     Persons Eligible To Participate. Each director of the Company who is neither an employee of the Company nor a United States non-resident alien (an "Eligible Director") is eligible to participate in the 2004 Plan.

     Effective Date and Duration of 2004 Plan. The 2004 Plan became effective on the date of its adoption by the Compensation Committee, subject to the ratification of the 2004 Plan by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock, and will terminate 10 years from the date of its adoption or such earlier date as the Board may determine.

     Administration of 2004 Plan. The 2004 Plan is administered by a committee (the "Committee") consisting of at least two members of the Board. The Committee shall have full power and authority to interpret the 2004 Plan, to establish such rules and regulations as it deems appropriate for the administration of the 2004 Plan, and to take such other action as it deems necessary or desirable for the administration of the 2004 Plan.

     Status of Options. Options granted under the 2004 Plan are nonqualified options not qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

     Shares Subject to Options Granted Under 2004 Plan. The maximum number of shares of Common Stock that may be delivered or purchased under the 2004 Plan is currently 1,000,000, subject to adjustment to preserve the value of an option grant in the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company with or into any other corporation or the reorganization of the Company. The shares of Common Stock to be issued in connection with the exercise of stock options granted under the 2004 Plan may be authorized but unissued shares of Common Stock that are not reserved for any other purpose or previously issued shares acquired by the Company and held in its treasury. If, as a result of the termination or expiration of an option granted under the 2004 Plan, certain shares are no longer subject to an option granted under the 2004 Plan, such shares will again be available for future option grants under the 2004 Plan.

     Amendment of 2004 Plan. The 2004 Plan may be amended by the Board or a duly authorized committee thereof as the Board or such committee deems advisable. However, no 2004 Plan amendment will become effective unless approved by affirmative vote of the Company's stockholders if such approval is necessary or desirable for the continued validity of the 2004 Plan or if the failure to obtain such approval would adversely affect the compliance of the 2004 Plan with Rule 16b-3 or any successor rule under the Exchange Act or any other rule or regulation. No 2004 Plan amendment may impair the rights of any 2004 Plan participant under any option previously granted under the 2004 Plan without a participant's consent. The Board or a duly authorized committee thereof has the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution, any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, to amend all outstanding options granted under the 2004 Plan so as to terminate them upon such effectiveness. If the Board or such committee exercises such power, all options then outstanding shall be deemed to terminate upon such effectiveness.

     Interested Persons. A. David Brown, Stuart Feldman, Wayne P. Garten, Donald Hecht, Robert H. Masson, Basil P. Regan and William B. Wachtel all have an interest in the approval of the amendment of the 2004 Plan by the Company's stockholders by virtue, as described below, of their entitlement to option grants under the 2004 Plan on August 3, 2004 (to the extent the 2004 Stock Option Plan for Directors does not have enough remaining shares), August 3, 2005 and August 3, 2006 provided that each such person continues to serve as a director of the Company on each such date.

AWARDS AVAILABLE UNDER THE 2004 PLAN

     Pursuant to the 2004 Plan, each Eligible Director is granted an option to purchase 50,000 shares of Common Stock as of the effective date of his or her initial appointment or election to the Board (or, if later, the effective date of the 2004 Plan) (the "Initial Appointment Date"). In addition, on August 3, 2004 (to the extent the 2002 Stock Option Plan for Directors does not have enough remaining shares), August 3, 2005 and August 3, 2006, provided that such date occurs after the Initial Appointment Date, each Eligible Director whose Initial Appointment Date preceded such date will be granted an option to purchase an additional 35,000 shares of Common Stock provided that he or she is a director of the Company on such date. In the event of any change in the outstanding Common Stock by reason of any merger, share exchange, reorganization, consolidation, recapitalization, stock dividend, stock split, combination of shares, split-up, spin-off, or other similar transaction or event, the Committee may, to the extent it deems appropriate, make substitutions or adjustments in the aggregate number and kind of shares of Common Stock reserved for issuance under the 2004 Plan, in the number, kind and price of shares of Common Stock subject to outstanding options and in the option limits under the 2004 Plan (or make provision for cash payments to the holders of options granted under the 2004 Plan).

     All options granted under the 2004 Plan will be evidenced by option agreements. Each option shall be granted for a term of 10 years. Each option will be exercisable in accordance with the terms and conditions set forth in the option agreements evidencing the grant of such options. However, each option granted under the 2004 Plan will become exercisable at a rate of no less than 33 1/3% per year from its date of grant, with the exception that all options granted under the 2004 Plan will become immediately and fully exercisable upon the occurrence of a "Change of Control" (as defined in the Hanover Direct, Inc. Directors Change of Control Plan). Options granted under the 2004 Plan may not be exercised more than 3 months after a participant ceases to be a director of the Company, except in the case of the participant's death or disability, in which case options may be exercised within 12 months after the date of such death or disability.

     The price at which shares of Common Stock may be purchased upon the exercise of an option granted under the 2004 Plan is the fair market value of such shares on the date of grant of such option. For purposes of the 2004 Plan, the fair market value of a share of Common Stock is deemed to be the average of the closing price of the Common Stock on the date of grant, the ten trading days immediately preceding such date, and the two trading days immediately following such date.

     Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or part, of an option granted under the 2004 Plan must be made at the time of such exercise. The 2004 Plan provides that the option exercise price may be paid in cash, in shares of Common Stock valued at their fair market value on the date of exercise or by any other form of compensation permissible for such purposes under Delaware law, as determined by the Committee. Alternatively, an option granted under the 2004 Plan may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the option exercise price, and such other documents as the Committee may determine.

     During a participant's lifetime, options granted under the 2004 Plan may be exercised only by such participant and may not be transferred, other than by will or by the laws of descent and distribution, except that a participant may transfer any option granted under the 2004 Plan to his or her spouse, children, grandchildren, parents, and/or siblings or to one or more trusts for the benefit of such family members, provided that the participant does not receive any consideration for the transfer. Any option so transferred will be subject to the same terms and conditions that applied to such option immediately prior to its transfer, except that it will not be further transferable by the transferee during such transferee's lifetime.

FEDERAL INCOME TAX CONSEQUENCES

     For the federal income tax purposes, the grant of an option granted under the 2004 Plan will have no immediate tax consequences to the participant. The exercise of the option by the participant will result in taxable income to the participant, as compensation, in an amount equal to the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. The participant will have a tax basis in the acquired shares in an amount equal to the fair market value of the shares on the date of exercise. Upon a subsequent sale or taxable exchange of such shares, such participant will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. The Company will be entitled to a deduction in the amount of any compensation income that a participant recognizes in connection with an option.

NEW PLAN BENEFITS

     The following table summarizes the option grants that may be awarded under the 2004 Stock Option Plan for Directors during the term thereof, assuming the 2004 Stock Option Plan for Directors is approved and adopted by the Company's stockholders.

                                                                                NUMBER OF SHARES
NAME AND POSITION                                            DOLLAR VALUE($)   SUBJECT TO OPTIONS
-----------------                                            ---------------   ------------------
Thomas C. Shull, Chief Executive Officer(1)................       0                   None
Michael D. Contino, Executive Vice President and Chief
  Operating Officer(1).....................................       0                   None
William C. Kingsford, Senior Vice President, Treasury and
  Control (Corporate Controller)(1)........................       0                   None
Charles E. Blue, Senior Vice President and Chief Financial
  Officer(1)...............................................       0                   None
Executive Group(1).........................................       0                   None
Non-Executive Director Group...............................   Unknown(2)       Up to 1,000,000 in
                                                                                 the aggregate
Non-Executive Officer Employee Group(1)....................       0                   None

---------------

(1) Pursuant to terms of the 2004 Plan, only those directors of the Company who are neither an employee of the Company nor a United States non-resident alien are eligible to participate.

(2) The price at which shares of Common Stock may be purchased upon the exercise of an option granted under the 2004 Plan is the fair market value of such shares on the date of grant of such option. For purposes of determining the price under the 2004 Plan, the fair market value of a share of Common Stock is deemed to be the average of the closing price of the Common Stock on the date of grant, the ten trading days immediately preceding such date, and the two trading days immediately following such date.

VOTE REQUIRED

     The affirmative "FOR" vote of the holders of a majority of the outstanding shares of Common Stock and Series C Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting, voting together as a class, is required for approval of Proposal 4.

     As of the record date, Chelsey beneficially owned 111,304,721 shares of Common Stock (approximately 51% of the outstanding Common Stock) and 564,819 shares of Series C Preferred Stock, collectively representing approximately 61% of the combined voting power of the Voting Stock. Accordingly, Chelsey alone will be able to control the outcome of all matters upon which it votes.

             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION
                  OF THE 2004 STOCK OPTION PLAN FOR DIRECTORS.

                                   PROPOSAL 5

             AMENDMENTS TO THE 2002 STOCK OPTION PLAN FOR DIRECTORS

     The Board of Directors is submitting two amendments to the 2002 Stock Option Plan for Directors (the "2002 Plan") described herein to stockholders for their approval. The purpose of the 2002 Plan is to advance the interests of the Company, through the grant of options to purchase shares of Common Stock, by providing non-employee directors of the Company (other than directors who are non-resident United States aliens), with a larger personal and financial interest in the success of the Company.

     Up to 9 directors are eligible to participate in the 2002 Plan. During 2003, options to purchase an aggregate of 610,000 shares of Common Stock were granted under the 2002 Plan. During 2003, no options to purchase Common Stock granted under the 2002 Plan expired unexercised.

     The following is a brief summary of the 2002 Plan and the proposed amendments to the 2002 Plan.

SUMMARY OF THE 2002 PLAN

     Persons Eligible To Participate. Each director of the Company who is neither an employee of the Company nor a United States non-resident alien (an "Eligible Director") is eligible to participate in the 2002 Plan.

     Effective Date and Duration of 2002 Plan. The 2002 Plan became effective on the date of its adoption by the Compensation Committee, was ratified by the affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock at the 2002 Annual Meeting of Stockholders, and will terminate 10 years from the date of its adoption or such earlier date as the Board may determine.

     Administration of 2002 Plan. The 2002 Plan is administered by a committee (the "Committee") consisting of at least two members of the Board. The Committee has full power and authority to interpret the 2002 Plan, to establish such rules and regulations as it deems appropriate for the administration of the 2002 Plan, and to take such other action as it deems necessary or desirable for the administration of the 2002 Plan.

     Status of Options. Options granted under the 2002 Plan are nonqualified options not qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

     Shares Subject to Options Granted Under 2002 Plan. The maximum number of shares of Common Stock that may be delivered or purchased under the 2002 Plan was originally 500,000 and was increased by the Board of Directors in November 2003 to 900,000, subject to adjustment to preserve the value of an option grant in the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company with or into any other corporation or the reorganization of the Company. See "Plan Amendments," below. The shares of Common Stock to be issued in connection with the exercise of stock options granted under the 2002 Plan may be authorized but unissued shares of Common Stock that are not reserved for any other purpose or previously issued shares acquired by the Company and held in its treasury. If, as a result of the termination or expiration of an option granted under the 2002 Plan, certain shares are no longer subject to an option granted under the 2002 Plan, such shares will again be available for future option grants under the 2002 Plan.

     Amendment of 2002 Plan. The 2002 Plan may be amended by the Board or a duly authorized committee thereof as the Board or such committee deems advisable. However, no 2002 Plan amendment will become effective unless approved by affirmative vote of the Company's stockholders if such approval is necessary or desirable for the continued validity of the 2002 Plan or if the failure to obtain such approval would adversely affect the compliance of the 2002 Plan with Rule 16b-3 or any successor rule under the Exchange Act or any other rule or regulation. No 2002 Plan amendment may impair the rights of any 2002 Plan participant under any option previously granted under the 2002 Plan without a participant's consent. The Board or a duly authorized committee thereof has the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution, any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, to amend all outstanding options granted under the 2002 Plan so as to terminate them upon such effectiveness. If the Board or such committee exercises such power, all options then outstanding shall be deemed to terminate upon such effectiveness.

     Interested Persons. A. David Brown, Stuart Feldman, Wayne P. Garten, Donald Hecht, Robert H. Masson, Basil P. Regan and William B. Wachtel all have an interest in the approval of the amendments of the 2002 Plan by the Company's stockholders by virtue, as described below, of their entitlement to options previously granted under the 2002 Plan and to be granted under the 2002 Plan, in the case of Paul S. Goodman on his Initial Appointment Date or on August 3, 2004, provided that each such person continues to serve as a director of the Company on each such date.

AWARDS AVAILABLE UNDER THE 2002 PLAN

     Pursuant to the 2002 Plan, each Eligible Director is granted an option to purchase 50,000 shares of Common Stock as of the effective date of his or her initial appointment or election to the Board (the "Initial Appointment Date"). In addition, on August 2, 2002, August 1, 2003 and August 3, 2004 (an "Award Date"), provided that such date occurs after the Initial Appointment Date, each Eligible Director whose Initial Appointment Date preceded such date will be granted an option to purchase an additional 35,000 shares of Common Stock (increased from 2002 shares of Common Stock by an amendment of the 2002 Plan in November 2002) provided that he or she is a director of the Company on such date. See "Plan Amendments," below. In the event of any change in the outstanding Common Stock by reason of any merger, share exchange, reorganization, consolidation, recapitalization, stock dividend, stock split, combination of shares, split-up, spin-off, or other similar transaction or event, the Committee may, to the extent it deems appropriate, make substitutions or adjustments in the aggregate number and kind of shares of Common Stock reserved for issuance under the 2002 Plan, in the number, kind and price of shares of Common Stock subject to outstanding options and in the option limits under the 2002 Plan (or make provision for cash payments to the holders of options granted under the 2002 Plan).

     All options granted under the 2002 Plan will be evidenced by option agreements. Each option shall be granted for a term of 10 years. Each option will be exercisable in accordance with the terms and conditions set forth in the option agreements evidencing the grant of such options. However, each option granted under the 2002 Plan will become exercisable at a rate of no less than 33 1/3% per year from its date of grant, with the exception that all options granted under the 2002 Plan will become immediately and fully exercisable upon the occurrence of a "Change of Control" (as defined in the Hanover Direct, Inc. Directors Change of Control Plan) which occurred for the current participants in the 2002 Plan on November 30, 2003 on the closing of the Recapitalization. Options granted under the 2002 Plan may not be exercised more than 3 months after a participant ceases to be a director of the Company, except in the case of the participant's death or disability, in which case options may be exercised within 12 months after the date of such death or disability.

     The price at which shares of Common Stock may be purchased upon the exercise of an option granted under the 2002 Plan is the fair market value of such shares on the date of grant of such option. For purposes of the 2002 Plan, the fair market value of a share of Common Stock is deemed to be the average of the closing price of the Common Stock on the date of grant, the ten trading days immediately preceding such date, and the ten trading days immediately following such date.

     Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or part, of an option granted under the 2002 Plan must be made at the time of such exercise. The 2002 Plan provides that the option exercise price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of exercise. Alternatively, an option granted under the 2002 Plan may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the option exercise price, and such other documents as the Committee may determine.

     During a participant's lifetime, options granted under the 2002 Plan may be exercised only by such participant and may not be transferred, other than by will or by the laws of descent and distribution, except that a participant may transfer any option granted under the 2002 Plan to his or her spouse, children, grandchildren, parents, and/or siblings or to one or more trusts for the benefit of such family members, provided that the participant does not receive any consideration for the transfer. Any option so transferred will be subject to the same terms and conditions that applied to such option immediately prior to its transfer, except that it will not be further transferable by the transferee during such transferee's lifetime.

FEDERAL INCOME TAX CONSEQUENCES

     For the federal income tax purposes, the grant of an option granted under the 2002 Plan will have no immediate tax consequences to the participant. The exercise of the option by the participant will result in taxable income to the participant, as compensation, in an amount equal to the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. The participant will have a tax basis in the acquired shares in an amount equal to the fair market value of the shares on the date of exercise. Upon a subsequent sale or taxable exchange of such shares, such participant will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. The Company will be entitled to a deduction in the amount of any compensation income that a participant recognizes in connection with an option.

PLAN AMENDMENTS

     The Board has amended the 2002 Plan (i) to increase the maximum number of shares of Common Stock that may be delivered or purchased under the 2002 Plan from 500,000 to 900,000 and (ii) to increase the number of shares of Common Stock for which a Non-Employee Director will be granted an option on each annual Award Date from 25,000 to 35,000. Such amendments are shown in bold-faced type in the full text of the 2002 Plan attached hereto as Appendix B.

     The following table summarizes the option grants that may be awarded under the 2002 Plan during the term thereof, assuming the proposed amendments to the 2002 Plan are approved and adopted by the Company's stockholders.

                                                          DOLLAR      NUMBER OF SHARES
NAME AND POSITION                                        VALUE($)    SUBJECT TO OPTIONS
-----------------                                       ----------   ------------------
Thomas C. Shull, Chief Executive Officer(1)...........      0        None
Michael D. Contino, Executive Vice President and Chief
  Operating Officer(1)................................      0        None
William C. Kingsford, Senior Vice President, Treasury
  and Control (Corporate Controller)(1)...............      0        None
Charles E. Blue, Senior Vice President and Chief
  Financial Officer(1)................................      0        None
Executive Group(1)....................................      0        None
Non-Executive Director Group..........................  Unknown(2)   Up to 900,000 in
                                                                     the aggregate
Non-Executive Officer Employee Group(1)...............      0        None

---------------

(1) Pursuant to the terms of the 2002 Plan, only those directors of the Company who are neither an employee of the Company nor a United States non-resident alien are eligible to participate.

(2) The price at which shares of Common Stock may be purchased upon the exercise of an option granted under the 2002 Plan is the fair market value of such shares on the date of grant of such option. For purposes of determining the price under the 2002 Plan, the fair market value of a share of Common Stock is deemed to be the average of the closing price of the common stock on the date of the grant, the ten trading days immediately preceding such date, and the ten trading days immediately following such date.

VOTE REQUIRED

     The affirmative "FOR" vote of the holders of a majority of the outstanding shares of Common Stock and Series C Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting, voting together as a class, is required for approval of Proposal 5.

     As of the record date, Chelsey, beneficially owned 111,304,721 shares of Common Stock (approximately 51% of the outstanding Common Stock) and 564,819 shares of Series C Preferred Stock, collectively representing approximately 61% of the combined voting power of the Voting Stock. Accordingly, Chelsey alone will be able to control the outcome of all matters upon which it votes.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENTS
                  TO THE 2002 STOCK OPTION PLAN FOR DIRECTORS.

                                   PROPOSAL 6

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

GENERALLY

     Ratification of the Company's selection of independent auditors by the Company's stockholders is not required by the Company's by-laws or other applicable legal requirements and no recommendation of independent auditors is being made to stockholders at this time. Instead, we are asking you to delegate to the Audit Committee of the Board of Directors authority to select the Company's independent auditors for the fiscal year ending December 25, 2004 from amongst established national audit firms.

     Representatives of KPMG LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     There were no disagreements with accountants on accounting and financial disclosure.

     The Board of Directors of the Company, upon recommendation of its Audit Committee, ended the engagement of Arthur Andersen LLP as the Company's independent public accountants, effective after Arthur Andersen's review of the Company's financial results for the fiscal quarter ended March 30, 2002 and the filing of this Quarterly Report on Form 10-Q for such quarter, and authorized the engagement of KPMG LLP to serve as the Company's independent public accountants for the fiscal year ending December 28, 2002. Arthur Andersen's report on the Company's 2001 financial statements was issued on March 16, 2002, in conjunction with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

FEES AND INDEPENDENCE

     KPMG LLP provided audit services to the Company consisting of the annual audit of the Company's 2003 and 2002 consolidated financial statements contained in the Company's Annual Report on Form 10-K for each year and reviews of the financial statements contained in the Company's Quarterly Reports on Form 10-Q for the 2003 fiscal year and the final three quarters of the 2002 fiscal year. Arthur Anderson LLP billed the Company an aggregate of $29,800 for audit and audit-related fees for its review of the financial statements contained in the Company's Quarterly Report on Form 10-Q for the first quarter of the 2002 fiscal year. The following table shows the fees that were billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended December 27, 2003 and December 28, 2002.

FEE CATEGORY                                 FISCAL YEAR 2003   % OF TOTAL   FISCAL YEAR 2002   % OF TOTAL
------------                                 ----------------   ----------   ----------------   ----------
Audit Fees(1)..............................      $689,500          82.7%         $632,801          77.9%
Audit-Related Fees(2)......................       111,189          13.3%          107,150          13.2%
Tax Fees(3)................................        14,500           1.8%           36,975           4.6%
All Other Fees(4)..........................        18,500           2.2%           35,130           4.3%
Total Fees.................................      $833,869         100.0%         $812,056         100.0%

---------------

(1) Audit Fees are fees for professional services performed for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes: employee benefit and compensation plan audits; due diligence related to mergers and acquisitions; auditor attestations that are not required by statute or regulation; and consulting on financial accounting/ reporting standards.

(3) Tax Fees are fees for professional services performed with respect to tax compliance, tax advice and tax planning. For fiscal year 2003, tax fees of $14,500 are related to tax compliance billings. For fiscal year 2002, tax fees of $6,825 are related to tax compliance billings and $30,150 are related to tax consultation and planning.

(4) All Other Fees are fees for other permissible work that does not meet the above category descriptions, including consulting services regarding the evaluation of stock option grants and employee agreements.

     KPMG LLP did not provide any services related to financial information systems design and implementation during the 2003 and 2002 fiscal years.

     The Audit Committee of the Board of Directors has considered whether the provision of services by KPMG described above are compatible with maintaining KPMG's independence as the Company's principal accountant.

PRE-APPROVAL POLICY

     The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, our independent auditors. Each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by our accountants during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

     All of the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

VOTE REQUIRED

     The affirmative "FOR" vote of the holders of a majority of the outstanding shares of Common Stock and Series C Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting, voting together as a class, is required for approval of Proposal 6.

     As of the record date, Chelsey, beneficially owned 111,304,721 shares of Common Stock (approximately 51% of the outstanding Common Stock) and 564,819 shares of Series C Preferred Stock, collectively representing approximately 61% of the combined voting power of the Voting Stock. Accordingly, Chelsey alone will be able to control the outcome of all matters upon which it votes.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF
          THE DELEGATION TO THE AUDIT COMMITTEE OF AUTHORITY TO SELECT
      THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 25, 2004.

               STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

     If you wish to submit proposals to be presented at the 2005 Annual Meeting of Stockholders of the Company, they must be received by the Company no later than December 13, 2004 for them to be included in the Company's proxy material for that meeting. In order for a proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and must comply with certain procedures established by the Commission, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

                            DISCRETIONARY AUTHORITY

     If the Company did not receive notice of any matter that is to come before the stockholders at the 2004 Annual Meeting of Stockholders on or before March 11, 2004, which corresponds to forty-five (45) days before the date on which the Company first mailed this proxy statement, the proxy for the 2004 Annual Meeting of Stockholders may, pursuant to Rule 14a-4(c) of the proxy rules under the Exchange Act confer discretionary authority to vote on the matters presented.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

     Items 6 through 9 of Part II of the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2003 filed by the Company with the Commission are incorporated herein by reference. A copy of the Company's 2003 Form 10-K is included within the Company's 2003 Annual Report to Stockholders enclosed herewith.

     Representatives of KPMG LLP, the Company's independent auditors, are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented to the Annual Meeting for action, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on such matters in accordance with their own judgment.

     YOU MAY OBTAIN AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 27, 2003 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE (EXCEPT FOR EXHIBITS TO SUCH ANNUAL REPORT, WHICH WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS) BY WRITING TO: INVESTOR RELATIONS, HANOVER DIRECT, INC., 115 RIVER ROAD, EDGEWATER, NEW JERSEY 07020, OR FROM THE COMPANY'S WEBSITE AT WWW.HANOVERDIRECT.COM.

                                          By Order of the Board of Directors

                                          Charles E. Blue
                                          Secretary
Dated: [April 26], 2004

               PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
                    OR VOTE BY THE INTERNET OR BY TELEPHONE.

                     PLEASE VOTE -- YOUR VOTE IS IMPORTANT

                                   APPENDIX A
                              HANOVER DIRECT, INC.

                      2004 STOCK OPTION PLAN FOR DIRECTORS

     1. PURPOSE. The purpose of the Hanover Direct, Inc. 2004 Stock Option Plan for Directors (the "Plan") is to advance the interests of Hanover Direct, Inc. (the "Company") by providing non-employee directors of the Company, through the grant of options to purchase shares of Common Stock (as hereinafter defined), with a larger personal and financial interest in the Company's success.

     2. ADMINISTRATION. The Plan shall be administered by a committee (the"Committee") consisting of at least two members of the Board of Directors of the Company (the "Board"). The Committee shall have full power and authority to interpret the Plan, to establish such rules and regulations as it deems appropriate for the administration of the Plan, and to take such other action as it deems necessary or desirable for the administration of the Plan. The Committee's interpretation and construction of any provision of the Plan or the terms of any Option (as hereinafter defined) shall be conclusive and binding on all parties.

     3. PARTICIPANTS. Each director of the Company who is neither an employee of the Company nor an Ineligible Director (as hereinafter defined) (a "Non-Employee Director") shall be eligible to be granted Options to purchase shares of Common Stock ("Options") under the Plan. An "Ineligible Director" means any director of the Company who is a nonresident alien.

     Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Director any right to the continuation of his or her directorship or limit in any way the right of the Company to terminate his or her directorship at any time.

     4. THE SHARES. Options may be granted from time to time under the Plan for the purchase, in the aggregate, of not more than 1,000,000 shares of common stock, par value $0.66 2/3 per share, of the Company ("Common Stock") (subject to adjustment pursuant to Section 13). Such shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. Any shares of Common Stock which, by reason of the termination or expiration of an Option or otherwise, are no longer subject to purchase pursuant to an Option granted under the Plan may again be subjected to an Option under the Plan.

     5. OPTION GRANTS. Options shall be evidenced by Option agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve.

          (A) INITIAL APPOINTMENT AWARDS. As of the effective date of his or her initial appointment or election to the Board (or, if later, the effective date of the Plan) (the "Initial Appointment Date"), a Non-Employee Director shall receive a grant of an Option to purchase 50,000 shares of Common Stock (subject to adjustment pursuant to Section 13).

          (B) ANNUAL SERVICE AWARDS. On each Award Date (as hereinafter defined) occurring after a Non-Employee Director's Initial Appointment Date, such Non-Employee Director shall be granted, provided he or she continues to serve as a member of the Board on such date (to the extent the 2002 Stock Option Plan for Directors does not have enough remaining shares), an Option to purchase 35,000 shares of Common Stock (subject to adjustment pursuant to Section 13). An "Award Date" means August 3, 2004, August 3, 2005 and August 3, 2006.

     6. OPTION PRICE. The price (the"Option Price") at which shares of Common Stock may be purchased upon the exercise of an Option granted under the Plan shall be the fair market value of such shares on the date of grant of such Option. Solely for purposes of this Section 6, the fair market value of a share of Common Stock shall be deemed to be the average of the closing prices of the Common Stock on the Award Date, the 10 trading days immediately preceding the Award Date, and the 2 trading days immediately following the Award Date.

     7. TERM AND EXERCISABILITY OF OPTIONS. Options shall be granted for a maximum term of 10 years. Subject to the other provisions of the Plan relating to exercisability of Options, or as otherwise provided by the Committee and evidenced in an Option agreement, the participant shall have the cumulative right as of the first, second, and third anniversaries of the date of grant, to purchase up to one-third, two-thirds, and 100%, respectively, of the Option Shares; provided, however, that in the event of a Change of Control (as such term is defined in the Hanover Direct, Inc. Directors Change of Control Plan), the participant shall have the cumulative right to purchase up to 100% of the Option Shares.

     8. TERMINATION OF DIRECTORSHIP.  Except as otherwise provided in this
Section 8, or as otherwise provided by the Committee and evidenced in an Option agreement, no person may exercise an Option more than three months after the first date on which he or she ceases to be a director of the Company. If a participant ceases to be a director of the Company by reason of death or disability, any Options held by him or her may be exercised within 12 months after the date he or she ceases to be a director of the Company. In no event may an Option be exercised after the expiration of the term of such Option.

     9. PAYMENT. Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Plan shall be made at the time of such exercise. The Option Price may be paid in cash, in shares of Common Stock valued at their fair market value on the date of exercise or with any other form of compensation permissible for such purposes under Delaware law, as determined by the Committee in its judgment. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and such other documents as the Committee may determine.

     No shares of Common Stock shall be issued or transferred to a participant until full payment therefor has been made, and a participant shall have none of the rights of a stockholder until shares are issued or transferred to him or her.

     10. NONTRANSFERABILITY. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and, during a participant's lifetime, shall be exercisable only by him or her. Notwithstanding the foregoing, a participant may transfer any Option granted under the Plan to the participant's spouse, children, grandchildren, parents, and/or siblings or to one or more trusts for the benefit of such family members, if the agreement evidencing such Option so provides and the participant does not receive any consideration for the transfer. Any Option so transferred shall continue to be subject to the same terms and conditions that applied to such Option immediately prior to its transfer (except that such transferred Option shall not be further transferable by the transferee during the transferee's lifetime).

     11. ISSUANCE OF SHARES. If a participant so requests, shares purchased upon the exercise of an Option may be issued or transferred in the name of the participant and another person jointly with the right of survivorship.

     12. STATUS OF OPTIONS. Options granted under the Plan are nonqualified options not qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

     13. CHANGES IN CAPITAL STRUCTURE, ETC. In the event of any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, or other similar transaction or event affecting the Common Stock, the Committee is authorized, to the extent it deems appropriate, to make substitutions or adjustments in the aggregate number and kind of shares of Common Stock reserved for issuance under the Plan, in the number, kind and price of shares of Common Stock subject to outstanding awards, and in the award limits under the Plan (or to make provision for cash payment to the holder of an Option). Outstanding Options shall be appropriately amended as to price and other terms in a manner consistent with the aforementioned adjustment to the shares of Common Stock subject to the Plan. Fractional shares resulting from any adjustment in Options pursuant to this Section 13 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

     14. EFFECTIVE DATE AND TERMINATION OF PLAN. The Plan shall become effective on the date of its adoption by the Board or a duly authorized committee thereof, subject to the ratification of the Plan by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock. The Plan shall terminate 10 years from the date of its adoption or such earlier date as the Board or such committee may determine. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

     15. AMENDMENT. The Board or a duly authorized committee thereof may amend the Plan in any respect from time to time; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, as amended, or any other rule or regulation. No amendment may, without the consent of a participant, impair his or her rights under any Option previously granted under the Plan.

     The Board or a duly authorized committee thereof shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution, any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any corporation into the Company, to amend all outstanding Options to terminate such Options as of such effectiveness. If the Board shall exercise such power, all Options then outstanding shall be deemed to terminate upon such effectiveness.

     16. LEGAL AND REGULATORY REQUIREMENTS. No Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with the rules of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which an Option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable.

     In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the Option and may require consents and releases of taxing authorities that it may deem advisable.

                                                                      APPENDIX B

                              HANOVER DIRECT, INC.

                      2002 STOCK OPTION PLAN FOR DIRECTORS

     1. PURPOSE. The purpose of the Hanover Direct, Inc. 2002 Stock Option Plan for Directors (the "Plan") is to advance the interests of Hanover Direct, Inc. (the "Company") by providing non-employee directors of the Company, through the grant of options to purchase shares of Common Stock (as hereinafter defined), with a larger personal and financial interest in the Company's success.

     2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Company (the "Board"). The Committee shall have full power and authority to interpret the Plan, to establish such rules and regulations as it deems appropriate for the administration of the Plan, and to take such other action as it deems necessary or desirable for the administration of the Plan. The Committee's interpretation and construction of any provision of the Plan or the terms of any Option (as hereinafter defined) shall be conclusive and binding on all parties.

     3. PARTICIPANTS. Each director of the Company who is neither an employee of the Company nor an Ineligible Director (as hereinafter defined) (a "Non-Employee Director") shall be eligible to be granted Options to purchase shares of Common Stock ("Options") under the Plan. An "Ineligible Director" means any director of the Company who is a nonresident alien.

     Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Director any right to the continuation of his or her directorship or limit in any way the right of the Company to terminate his or her directorship at any time.

     4. THE SHARES. Options may be granted from time to time under the Plan for the purchase, in the aggregate, of not more than 1,00,000 shares of common stock, par value $0.66 2/3 per share, of the Company ("Common Stock") (subject to adjustment pursuant to Section 13). Such shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. Any shares of Common Stock which, by reason of the termination or expiration of an Option or otherwise, are no longer subject to purchase pursuant to an Option granted under the Plan, may again be subjected to an Option under the Plan.

     5. OPTION GRANTS. Options shall be evidenced by Option agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve.

          (A) INITIAL APPOINTMENT AWARDS. As of the effective date of his or her initial appointment or election to the Board (or, if later, the effective date of the Plan) (the "Initial Appointment Date"), a Non-Employee Director shall receive a grant of an Option to purchase 50,000 shares of Common Stock (subject to adjustment pursuant to Section 13).

          (B) ANNUAL SERVICE AWARDS. On each Award Date (as hereinafter defined) occurring after a Non-Employee Director's Initial Appointment Date, such Non-Employee Director shall be granted, provided he or she continues to serve as a member of the Board on such date, an Option to purchase 25,000 shares of Common Stock (35,000 SHARES OF COMMON STOCK ON AUGUST 1, 2003 AND AUGUST 3, 2004) (subject to adjustment pursuant to
     Section 13). An "Award Date" means August 2, 2002, August 1, 2003 and August 3, 2004.

     6. OPTION PRICE. The price (the "Option Price") at which shares of Common Stock may be purchased upon the exercise of an Option granted under the Plan shall be the fair market value of such shares on the date of grant of such Option. Solely for purposes of this Section 6, the fair market value of a share of Common Stock shall be deemed to be the average of the closing prices of the Common Stock on the Award Date, the 10 trading days immediately preceding the Award Date, and the 10 trading days immediately following the Award Date.

     7. TERM AND EXERCISABILITY OF OPTIONS. Options shall be granted for a maximum term of 10 years. Subject to the other provisions of the Plan relating to exercisability of Options, or as otherwise provided by the Committee and evidenced in an Option agreement, the participant shall have the cumulative right as of the first, second, and third anniversaries of the date of grant, to purchase up to one-third, two-thirds, and 100%, respectively, of the Option Shares; provided, however, that in the event of a Change of Control (as such term is defined in the Hanover Direct, Inc. Key Executive Twenty-Four Month Compensation Continuation Plan), the participant shall have the cumulative right to purchase up to 100% of the Option Shares.

     8. TERMINATION OF DIRECTORSHIP.  Except as otherwise provided in this
Section 8, or as otherwise provided by the Committee and evidenced in an Option agreement, no person may exercise an Option more than three months after the first date on which he or she ceases to be a director of the Company. If a participant ceases to be a director of the Company by reason of death or disability, any Options held by him or her may be exercised within 12 months after the date he or she ceases to be a director of the Company. In no event may an Option be exercised after the expiration of the term of such Option.

     9. PAYMENT. Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Plan shall be made at the time of such exercise. The Option Price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of exercise. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and such other documents as the Committee may determine.

     No shares of Common Stock shall be issued or transferred to a participant until full payment therefor has been made, and a participant shall have none of the rights of a stockholder until shares are issued or transferred to him or her.

     10. NONTRANSFERABILITY. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and, during a participant's lifetime, shall be exercisable only by him or her. Notwithstanding the foregoing, a participant may transfer any Option granted under the Plan to the participant's spouse, children, grandchildren, parents, and/or siblings or to one or more trusts for the benefit of such family members, if the agreement evidencing such Option so provides and the participant does not receive any consideration for the transfer. Any Option so transferred shall continue to be subject to the same terms and conditions that applied to such Option immediately prior to its transfer (except that such transferred Option shall not be further transferable by the transferee during the transferee's lifetime).

     11. ISSUANCE OF SHARES. If a participant so requests, shares purchased upon the exercise of an Option may be issued or transferred in the name of the participant and another person jointly with the right of survivorship.

     12. STATUS OF OPTIONS. Options granted under the Plan are nonqualified options not qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

     13. CHANGES IN CAPITAL STRUCTURE, ETC. In the event of any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, or other similar transaction or event affecting the Common Stock, the Committee is authorized, to the extent it deems appropriate, to make substitutions or adjustments in the aggregate number and kind of shares of Common Stock reserved for issuance under the Plan, in the number, kind and price of shares of Common Stock subject to outstanding awards, and in the award limits under the Plan (or to make provision for cash payment to the holder of an Option). Outstanding Options shall be appropriately amended as to price and other terms in a manner consistent with the aforementioned adjustment to the shares of Common Stock subject to the Plan. Fractional shares resulting from any adjustment in Options pursuant to this Section 13 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

     14. EFFECTIVE DATE AND TERMINATION OF PLAN. The Plan shall become effective on the date of its adoption by the Board or a duly authorized committee thereof, subject to the ratification of the Plan by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock. The Plan shall terminate 10 years from the date of its adoption or such earlier date as the Board or such committee may determine. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

     15. AMENDMENT. The Board or a duly authorized committee thereof may amend the Plan in any respect from time to time; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation. No amendmentmay, without the consent of a participant, impair his or her rights under any Option previously granted under the Plan.

     The Board or a duly authorized committee thereof shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution, any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any corporation into the Company, to amend all outstanding Options to terminate such Options as of such effectiveness. If the Board shall exercise such power, all Options then outstanding shall be deemed to terminate upon such effectiveness.

     16. LEGAL AND REGULATORY REQUIREMENTS. No Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with the rules of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which an Option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable.

     In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the Option and may require consents and releases of taxing authorities that it may deem advisable.

                                                                      APPENDIX C

                              HANOVER DIRECT, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

ORGANIZATION:

     There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall consist of at least three (3) members of the Board of Directors and shall have a Chairman, who shall be elected by a majority of the members of the Board of Directors. The members of the Audit Committee shall be appointed by the Board of Directors. The members of the Audit Committee may be removed for cause by a majority of the Board of Directors.

     The members of the Audit Committee shall meet the independence, financial sophistication and literacy, experience and other requirements of the American Stock Exchange, the Securities and Exchange Commission and any other applicable requirements. The Chairman of the Audit Committee shall meet the requirements of the American Stock Exchange, the Securities and Exchange Commission and any other applicable requirements.

     The Audit Committee may form and delegate authority to subcommittees, when appropriate.

STATEMENT OF POLICY:

     The Audit Committee shall provide assistance to the Company's directors in fulfilling their responsibility to shareholders and the investment community relating to (1) the corporate accounting and reporting practices of the Company,
(2) the quality and integrity of the financial reports of the Company, (3) the independent auditor's qualifications, independence and performance, (4) the performance of the Company's internal audit function and (5) the compliance by the Company with legal and regulatory requirements. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the directors, the independent auditor, the internal auditors, and the financial management of the Company. Notwithstanding the foregoing, the independent auditor of the Company shall be ultimately accountable and shall report directly to the Audit Committee.

MEETINGS:

     The Audit Committee shall meet at least four times a year on a quarterly basis, or more frequently as circumstances require. The Chairman of the Audit Committee will preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee, shall set the frequency and length of each meeting. The Chairman of the Audit committee shall set the agenda of items to be addressed at each upcoming meeting after consultation with the chief financial officer, the head of internal audit, the independent auditor and the Company's inside and outside counsel. The Chairman of the Audit Committee shall ensure that the agenda for each upcoming meeting of the Audit Committee is circulated to each member of the Audit Committee.

RESPONSIBILITIES AND RESOURCES:

     As the independent auditor is ultimately accountable to the Audit Committee, the Audit Committee shall be directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work on behalf of the Company. The Audit Committee must meet privately with the independent auditor from time to time. The Audit Committee shall consult with management but shall not delegate these responsibilities.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities.

     The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee, or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

     The Audit Committee has the authority to retain, at the Company's expense, independent legal counsel and other advisors as it determines necessary to carry out its duties.

     The Audit Committee shall determine the extent of funding necessary for payment of compensation (a) to the independent auditor for the purpose of rendering or issuing the annual audit report or to perform other audit, review or attest services for the Company, (b) to any independent legal counsel or other advisors retained under the preceding paragraph to advise the Audit Committee and (c) for ordinary administrative expenses of the Audit Committee.

     In carrying out its responsibilities, the Audit Committee shall establish and maintain flexible policies and procedures, in order to best react to changing conditions and to ensure to the directors and shareholders of the Company that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Audit Committee will:

GENERAL:

     1. Monitor the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     2. Seek to insure and monitor the independence and performance of the Company's external auditor and internal auditing department and advise the Board of Directors.

     3. Review and approve all related-party transactions.

INDEPENDENT AUDITOR:

     4. Be directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing its audit report or any related work.

     5. Have the authority to review in advance, and grant any appropriate pre-approvals, of (a) all audit services to be provided by the independent auditor and (b) all permitted non-audit services to be provided by the independent auditor, and in connection therewith to approve all fees and other terms of engagement. The authority to grant pre-approvals may be delegated by the Audit Committee to one or more of its members. However, any decision made by these members must be presented to the full Audit Committee at Audit Committee meetings.

     6. Review and approve disclosures required regarding non-audit services to be included in Securities and Exchange Commission periodic reports filed under
Section 13(a) of the Securities Exchange Act of 1934, as amended.

     7. Review the performance of the independent auditor annually.

     8. Ensure that the independent auditor submits to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and satisfy itself as to the independent auditor's independence.

     9. Obtain and review an annual report, at a minimum, on an annual basis, from the independent auditor describing (a) the independent auditor's internal quality control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.

     10. Confirm that the auditor that is to perform the audit services for the Company does not violate the audit rotation requirements of Section 203 of the Sarbanes-Oxley Act of 2002, which provides that the auditor may not perform audit services for the Company if the lead audit partner or the audit partner responsible for reviewing the audit has performed audit services for the Company for each of the five previous fiscal years.

     11. Review all reports that the federal securities laws require the independent auditor to submit to the Audit Committee.

     12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit. Discuss general audit approach, scope, staffing, locations, and reliance upon management and internal audit.

     13. Consider the independent auditor's judgments about the quality and appropriateness of the Company's accounting principles and disclosures as applied in its financial reporting.

     14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, as amended, relating to "Audit Requirements" has not been implicated.

     15. Review with the independent auditor any management letter provided by the independent auditor and with management the Company's response to that letter. Such review should include:

     (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management; and

     (b) any changes required in the planned scope of the internal audit.

     16. Review with the independent auditor and the internal audit department any significant disagreement between management and the independent auditor or the internal audit department in connection with the preparation of the financial statements.

     17. Meet at least quarterly with the independent auditor in separate executive sessions.

WITH RESPECT TO THE ANNUAL FINANCIAL STATEMENTS:

     18. Review and discuss with management, the internal audit department and the independent auditor the Company's annual audited financial statements prior to submission to stockholders, any governmental body, any stock exchange or the public.

     19. Discuss with the independent auditor the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

     20. Prepare the report to shareholders required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

     21. Review with management and the independent auditor the certification by the Chief Executive Officer and the Chief Financial Officer of the Company's annual financial statements and the management's discussion and analysis section in the Company's Annual Report on Form 10-K.

WITH RESPECT TO THE QUARTERLY FINANCIAL STATEMENTS:

     22. Review and discuss with management, the internal audit department and the independent auditor the Company's quarterly financial statements prior to submission to stockholders, any governmental body, any stock exchange or the public.

     23. Review with management and the independent auditor the certification by the Chief Executive Officer and the Chief Financial Officer of the Company's quarterly financial statements and the management's discussion and analysis section in the Company's Quarterly Reports on Form 10-Q.

PERIODIC REVIEWS:

     24. Discuss at least quarterly with the independent auditor, without management being present, (a) its judgments about the quality and appropriateness of the Company's accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company's financial statements.

     25. Consider and approve, as appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditor, management or the internal audit department and any items required to be communicated by the independent auditor in accordance with AICPA SAS No. 61 (see item 18 above). Review with the independent auditor, management and the internal audit department, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

     26. Periodically review and discuss with management, the internal audit department and the independent auditor, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including applicable changes in accounting standards or rules.

     27. Review and reassess the Company's directors' and officers' liability insurance.

     28. Review and discuss with management the Company's major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company's risk assessment and risk management guidelines and policies.

     29. Review and discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. At least the chairman of the audit committee should review the Company's earnings press releases before they are released to the public.

INTERNAL AUDIT DEPARTMENT:

     30. Review the organizational structure and qualifications of the internal audit department, as needed.

     31. Review, based upon the recommendation of the independent auditor and the chief internal auditor, the scope and plan of the work to be done by the internal audit department.

     32. Review the appointment, annual performance reviews, and replacement of the senior internal audit executive.

     33. In consultation with the independent auditor and the internal audit department, review the adequacy of the Company's internal control structure and procedures designed to insure compliance with laws and regulations, and discuss the responsibilities, budget and staffing needs of the internal audit department.

     34. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     35. Review the significant reports to management prepared by the internal auditing department and management's responses.

     36. On a regular basis, review summaries of findings prepared by the internal audit department, together with management's response and follow-up to these reports.

LEGAL COMPLIANCE:

     37. Periodically review with the Company's in house and independent counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and any material reports or inquiries received from regulators or governmental agencies.

     38. Obtain timely reports from management and the Company's senior internal auditing executive and Counsel that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company's Corporate Code of Conduct, including disclosures of insider and affiliated party transactions.

     39. Advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Corporate Code of Conduct.

     40. Review and approve the Company's Corporate Code of Conduct, as it may be amended and updated from time to time, and ensure that management has implemented a compliance program to enforce such Code. Ensure that such compliance program includes reporting violations of such Code of Conduct to the Audit Committee.

     41. Review reported violations of the Company's Corporate Code of Conduct.

     42. Review and approve (a) any change or waiver in the Company's Corporate Code of Conduct for principal executives and senior financial officers and (b) any disclosures made on Form 8-K regarding such change or waiver.

OTHER AUDIT COMMITTEE RESPONSIBILITIES:

     43. Maintain minutes of meetings and regularly report to the Board of Directors on the Committee's activities after each Audit Committee meeting.

     44. Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval. Submit the Charter to the Board of Directors for approval, and have the document published, at least every three years, in the Company's proxy statement in accordance with regulations of the Securities and Exchange Commission.

     45. Annually assess its performance of the duties specified in this Charter and report its findings to the Board of Directors.

     46. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

                                    *  *  *

     While the Audit Committee has the responsibilities and powers set forth in this Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Corporate Code of Conduct.

                                                                      APPENDIX D

                              HANOVER DIRECT, INC.

                          NOMINATING COMMITTEE CHARTER

I.  PURPOSES OF COMMITTEE

     The purposes of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Hanover Direct, Inc. (the "Company") are to (i) identify and recommend individuals to the Board for nomination as members of the Board and its committees (including this Committee), and (ii) oversee the evaluation of the Board and management.

II.  COMMITTEE MEMBERSHIP AND REMOVAL

     The Committee shall consist solely of three or more members of the Board, each of whom the Board has determined has no material relationship with the Company that would interfere with the exercise of independent judgment and each of whom is otherwise "independent" under the rules of the American Stock Exchange ("Amex") unless the Board of Directors, under exceptional and limited circumstances, determines that membership on the Nominating Committee of one director that is not independent is in the best interests of the Company.

     The initial members of the Committee shall be appointed by the Board. Candidates to fill subsequent vacancies in the Committee shall be nominated by the Committee as set forth below and appointed by the Board. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

III.  COMMITTEE STRUCTURE AND OPERATIONS

     The Committee shall designate one member of the Committee as its chairperson by a majority vote of the full Committee membership. The Committee shall meet in person or telephonically at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

IV.  COMMITTEE DUTIES AND RESPONSIBILITIES

     The following are the duties and responsibilities of the Committee:

          1. To make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof.

          2. To identify individuals believed to be qualified to become Board members (including conducting the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates), to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders, and in each case to provide to the Board the Committee's assessment whether such individual would be considered independent. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy. In nominating candidates, the Committee shall take into consideration the criteria set forth in the Company's Corporate Governance Guidelines adopted by the Corporate Governance Committee, which include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Corporate Governance Guidelines shall set forth the Company's nomination process. The Committee will consider nominations submitted by stockholders so long as such nominations are made in accordance with the procedures set forth in the Company's by-laws and the Corporate Governance Guidelines. The Committee may also consider candidates proposed by management.

          3. To develop and recommend to the Board standards to be applied in making the initial assessment as to whether a director is otherwise independent under the rules of the Amex. The Committee will also recommend to the Board any modifications to these standards that the Committee deems desirable, and provide to the Board the Committee's assessment of which directors should be deemed independent under any recommended modifications of the standards.

          4. To identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including, without limitation, the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.

          5.  Review a director's continuation on the Board in the event that
     (i) a director's principal occupation or business association changes substantially from the position he or she held when originally invited to join the Board, (ii) a director becomes involved in a current or potential conflict of interest or (iii) a director becomes unable to spend the time required to carry out his or her responsibilities as a director or becomes disabled and recommend to the Board whether, under the circumstances, such director should continue to serve on the Board.

          6. Prepare and issue the evaluation required under "Performance Evaluation" below.

          7. Review and reassess the adequacy of this charter annually and recommend to the Board any changes deemed appropriate by the Committee.

          8. Any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

     Since the Company is required by contract to provide third parties with the ability to nominate directors and such obligation pre-dates December 1, 2003, then the selection and nomination of such directors need not be subject to the nomination process described in this Charter.

V.  DELEGATION TO SUBCOMMITTEE

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

VI.  PERFORMANCE EVALUATION

     The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee's charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

VII.  RESOURCES AND AUTHORITY OF THE COMMITTEE

     The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.

                              HANOVER DIRECT, INC.

                                   PROXY FOR
                       THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 3, 2004

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned common stockholder of Hanover Direct, Inc. (the "Company") hereby appoints each of Charles E. Blue and William C. Kingsford, attorneys and proxies, each with full power of substitution, to represent the undersigned and vote all shares of the common stock of the Company which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Suites on the Hudson, 500 Harbor Boulevard, Weehawken, New Jersey 07087 on Thursday, June 3, 2004 at 9:30 a.m., local time, and at any adjournments thereof, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the Annual Meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED COMMON STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE SIX PROPOSALS SET FORTH IN THE PROXY STATEMENT.

                 IMPORTANT: SIGNATURE AND DATE ON REVERSE SIDE

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1.  ELECTION OF DIRECTORS
   [ ] FOR all nominees listed at the right (except as marked to the contrary)
   [ ] WITHHOLD AUTHORITY to vote for all nominees listed at right

NOMINEES: Thomas C. Shull, A. David Brown, Stuart Feldman, Wayne P. Garten, Paul
S. Goodman, Donald Hecht, Robert H. Masson, Basil P. Regan and William B.
Wachtel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2. AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION THAT WOULD REDUCE THE PAR VALUE OF EACH SHARE OF COMMON STOCK FROM $0.66 2/3 PER SHARE TO $0.01 PER SHARE AND TO RECLASSIFY THE OUTSTANDING SHARES OF COMMON STOCK INTO SUCH LOWER PAR VALUE SHARES

   [ ] FOR                        [ ] AGAINST                        [ ] ABSTAIN

3. AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION THAT WOULD INCREASE THE NUMBER OF SHARES OF ADDITIONAL PREFERRED STOCK WHICH THE COMPANY WOULD HAVE AUTHORITY TO ISSUE FROM 5,000,000 SHARES TO 15,000,000 SHARES AND MAKE A CORRESPONDING CHANGE IN THE TOTAL NUMBER OF SHARES OF ALL CLASSES OF STOCK WHICH THE CORPORATION HAS AUTHORITY TO ISSUE

   [ ] FOR                        [ ] AGAINST                        [ ] ABSTAIN

4.  RATIFICATION AND ADOPTION OF THE 2004 STOCK OPTION PLAN FOR DIRECTORS

   [ ] FOR                        [ ] AGAINST                        [ ] ABSTAIN

5. RATIFICATION AND ADOPTION OF CERTAIN AMENDMENTS TO 2002 STOCK OPTION PLAN FOR DIRECTORS DESCRIBED IN THE PROXY STATEMENT

   [ ] FOR                        [ ] AGAINST                        [ ] ABSTAIN

6. RATIFICATION OF THE DELEGATION OF AUTHORITY TO THE AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS TO SELECT THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 25, 2004

   [ ] FOR                        [ ] AGAINST                        [ ] ABSTAIN

7. IN THEIR DISCRETION, THE ABOVE NAMED PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR OWN JUDGMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. You may strike out the persons named as proxies and designate a person of your choice, and may send this proxy directly to such person.
                             YOUR VOTE IS IMPORTANT
                      VOTE BY MAIL, INTERNET OR TELEPHONE

MAIL -- Please complete, date, sign and mail this proxy form promptly using the enclosed envelope

                                                  COMPANY NUMBER:

TELEPHONE -- Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your proxy card available when you call

                                                  ACCOUNT NUMBER:

INTERNET -- Access "www.Vote proxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page

                                            ------------------------------------
                                            Signature of Common Stockholders(s)

                                            ------------------------------------
                                            Name of Common Stockholder(s)

                                            Date: ---------- , 2004

NOTE: Please complete, date and sign exactly as name appears hereon. When signing as attorney, administrator, executor, guardian, trustee or corporate official, please add your title. If a corporation, please sign full corporate name by authorized officer. If shares are held jointly, each holder should sign.